UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751
(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan
1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-846-7526

Date of fiscal year end:  9/30

Date of reporting period: 9/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN

ANNUAL REPORT

September 30, 2016

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Emerging Markets

CLASS	TICKER	CUSIP
A	TPEMX	887432540
C	TPECX	887432532
I	TIEMX	887432391

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432763
C	TSGCX	887432672

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

September 30, 2016

Dear Shareholder,

As you review the details on the following pages, you will see that most of our Funds experienced reasonably good performance over the past fiscal year (10-1-15 thru 9-30-16). This, once again, has been a somewhat turbulent period in the capital markets but, I am pleased to report, most of our Funds were reasonably competitive with their various benchmark indexes which represent a segment of the capital markets most closely aligned with each Funds’ investment objective.

Due to the uncertainty that has prevailed in the markets for the past several months, Timothy Partners, Ltd, (the “Advisor”) has taken a conservative approach to the markets. For that reason, and because of concern about the political environment, the Advisor encouraged the sub-advisors for each Fund to take a moderately defensive position in their approaches to the Funds’ investment portfolios, and to allow the Funds’ cash positions to expand to higher levels than might otherwise be taken. The sub-advisors were generally receptive to the Advisor’s request and maintained defensive positions through the end of the fiscal year. For more complete information about the individual Funds, please read each of the sub-advisors’ annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year.

As I write this, we continue to be concerned that the year ahead could be even more turbulent than the past year has been, so we continue to remain conservatively cautious. However, the Advisor has terminated its request that the Funds maintain higher than normal cash positions, and each sub-advisor may now invest as it sees fit. Although we cannot guarantee any actual outcome, I remain confident that all our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective Funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Aggressive Growth Fund Letter from the Manager – September 30, 2016

The past year defied the expectations of many market strategists and participants, as all four quarters showed a positive return, and the cumulative gains were +14-15% on both the Russell 1000 Growth and the S&P500. This, during a time when corporate earnings not only didn’t grow but contracted, the domestic economy struggled to produce GDP growth of 2%, the Fed stayed “on-hold” for the most part (owing to this lack of economic momentum), the 10-year Treasury yield dropped nearly 100 basis points from high to low, the U.K. “Brexited” from Europe, worldwide terrorism accelerated, the Zika virus proliferated, and political polarization reached a fever pitch in the U.S.

As to what likely provided the strong returns, first and foremost it was ongoing accommodative policy by central banks; the low interest-rate environment likely had some investors feeling that equities were the only place to invest. The recovery and relative stability of oil prices (vs. the prior year) helped market sentiment. China also seems to have avoided a hard-landing, as their economic growth has been in the 6-7% range.

The Fund performance was -1.0 for Class A over the last 12 months ended September 30, 2016, while the return of the benchmark, the Russell Mid Cap Growth Index, was +11.2% for the same period. Our cash level was the biggest detriment to total return. Cash was 30.5% of the portfolio at 9/30/16 and averaged ~20% over the last twelve months. It was a drag on performance by about -4.61% relative to being fully invested. Stock selection in the Business Services and Healthcare sectors were also headwinds to returns. In Business Services, our holdings in MDC Partners (MDCA) and On Assignment (ASGN) were large detractors from performance. And in Healthcare, our holdings, Advisory Board Company (ABCO) and Team Health Holdings (TMH), created additional headwinds. On the other hand, the Consumer Services and Technology sectors were bright spots in the period. Our underweight position in Consumer Services provided our largest source of positive contribution in the period. Solid stock selection in the technology sector also benefited relative performance. Wageworks (WAGE), Proofpoint (PFPT) and LogMeIn (LOGM) and not owning LinkedIn (LNKD) and Pandora (P) were some of the larger standouts in the sector performance for the period.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments. As an overview, the portfolio remains well diversified by issuers and by sectors as all areas of the economy have been impacted by broad macroeconomic trends. We have investments that blend growth potential with durability for an environment that will reward the former if conditions continue to improve and appreciate the latter if they don’t. Applying our model to the current environment with all the threats to stability – financial and geopolitical – we remain committed to our growth mandates but with a responsible eye toward valuation and risk. Above all, three factors remain central to our management of the portfolio: Growth, Valuation, & Execution. And we are particularly keen on Execution, which can be the “last mile” connecting financial forecasts to investment outcomes.

Chartwell Investment Partners, LLC

Letter From The Manager

The Timothy Plan International Fund

September 30, 2016

These last twelve months provided volatile times for international equity markets. The Timothy Plan International Fund managed an absolute positive performance but fell slightly short of the performance of the MSCI EAFE index during this period.

In what may have been the most analyzed, talked about, speculated, and anticipated quarter point change in the Federal Reserve’s interest rate that we can remember, just like the current presidential election cycle, we were just glad that it was over. The divergence on global central bank monetary policies is likely to continue to provide significant volatility to equity and currency markets alike. While the Federal Reserve has tapered its bond buying and is now in an interest rate increase cycle, other major central banks remain highly vested in their extraordinary monetary policy experiment. The Bank of Japan has announced plans to target the yield curve and a 10-year bond rate of 0% while the European Central Bank (ECB) remains highly accommodative as well. Even with these ultra-accommodative policies, recent chatter begins to question the efficacy of all of this experiment as well as the potential for the ECB to begin to taper its bond buying in 2017. Economic data in Europe has remained in expansionary mode for most of the year while inflation remains well below desired levels. The Brexit vote in the UK sent shockwaves across the world sending equity markets in a tailspin and the British pound to its weakest level in 30 years. Most markets have recovered though as economic data was not as negatively affected by the Brexit vote as had been feared. Current economic indicators continue to suggest a fairly stable environment in Europe and weaker than desired growth in Japan.

Stock selection in the Fund proved fruitful as good stock selection in the Information Technology, Consumer Discretionary, and Consumer Staples sectors provided positive alpha relative to the EAFE index. The underperformance mainly came from sector allocation with a higher cash weight hurting returns in a positive equity market while underweights to Materials and Industrials sectors also hurting results given their strong performance for the year. From a country perspective France provided the best positive alpha while stock selection in Japan was less than ideal. Good performers for this period included Norwegian food company Marine Harvest as well as Japanese telecom company NTT and French auto parts provider Valeo SA. On the negative side, the portfolio was hurt from poor performance from Chinese utility Huaneng Power and Japanese companies ONO Pharma and Japan Airlines.

Volatility is likely to remain elevated in the near term similar to the previous year given the turbulent political environment in the US and abroad as well the uncertainty of changes and efficacy of unorthodox monetary policies around the globe. Yet, with all of this uncertainty, we believe economic data is better than investors give markets credit for and we continue to find attractive investment opportunities across the globe. We remain committed to a consistent investment approach dedicated to finding long-term investments for the Fund. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2016

The past year defied the expectations of many market strategists and participants, as all four quarters showed a positive return, and the cumulative gains were +14-15% on both the Russell 1000 Growth and the S&P500. This, during a time when corporate earnings not only didn’t grow but contracted, the domestic economy struggled to produce GDP growth of 2%, the Fed stayed “on-hold” for the most part (owing to this lack of economic momentum), the 10-year Treasury yield dropped nearly 100 basis points from high to low, the U.K. “Brexited” from Europe, worldwide terrorism accelerated, the Zika virus proliferated, and political polarization reached a fever pitch in the U.S.

As to what likely provided the strong returns, first and foremost it was ongoing accommodative policy by central banks; the low interest-rate environment likely had some investors feeling that equities were the only place to invest. The recovery and relative stability of oil prices (vs. the prior year) helped market sentiment. China also seems to have avoided a hard-landing, as their economic growth has been in the 6-7% range.

The Timothy Plan Large Cap Growth advanced 6.7% in Class A for the 12 months ending September 30, 2016, while the return of the benchmark, the Russell 1000 Growth Index, was +13.8%. Our cash balance was the biggest detriment to total return: it averaged 22% over the year, and it was a drag on performance by about four percentage points, relative to being fully-invested (put another way, it accounted for 80% of the performance shortfall). The financial sector also was a headwind; our holdings in SEI Investments (SEIC), MGIC Investment Corp. (MTG), and Lazard (LAZ) had negative impacts. In Consumer Discretionary, not being able to own Amazon (AMZN) was almost a full percentage point hit to performance, as the stock climbed 63% and is a huge weight in the benchmark. The technology sector was a bright spot. We can’t invest in most of the large-cap stocks, and that provided us with an uphill climb, as Microsoft (MSFT) and Facebook (FB) were up 34% and 43% respectively. Yet we were able to make up for that with excellent selection in what we owned: NVIDIA (NVDA), a semiconductor company, was a home-run – up 181%, which added 2.5 percentage points to our return, and Linear Tech (LLTC) was up 51%.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments. As an overview, the portfolio remains well diversified by issuers and by sectors as all areas of the economy have been impacted by broad macroeconomic trends. We have investments that blend growth potential with durability for an environment that will reward the former if conditions continue to improve and appreciate the latter if they don’t. Applying our model to the current environment with all the threats to stability – financial and geopolitical – we remain committed to our growth mandates but with a responsible eye toward valuation and risk. Above all, three factors remain central to our management of the portfolio: Growth, Valuation, & Execution. And we are particularly keen on Execution, which can be the “last mile” connecting financial forecasts to investment outcomes.

Chartwell Investment Partners, LLC

LETTER FROM THE MANAGER

September 30, 2016

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund (the “Fund”) for the twelve months ended September 30, 2016 and would like to thank you for entrusting your assets with us.

What a long journey the last twelve months have been for the markets! The broken record of volatility, central bank intervention, and global growth concerns remains largely unchanged. The past twelve months saw violent sell-offs, torrid rallies off the bottom, and subsequent new all-time highs for the vast majority of the major indices across the market capitalization spectrum. Further, a new paradigm emerged as the previous zero boundaries for interest rates were pierced early in 2016 by the Bank of Japan and the effectiveness of their efforts on that front continues to be a major topic of discussion today. The Federal Reserve here in the U.S. remains unchanged on the rate front though probabilities for another rate hike after their first in years in December of 2015 remains just over the horizon. Following the approval of the United Kingdom’s referendum to exit the European Union, uncertainty rose and markets fell for the briefest of times before another round of central bank commentary pledging their support should it be necessary sparked another strong rally and the aforementioned new all-time highs in the indices.

For the twelve months ended September 30, 2016, the Timothy Plan Small Cap Value Fund produced a return of 10.67% for Class A, while the Russell 2000 Index produced a return of 15.47%. Security selection in Energy, Health Care, Real Estate Investment Trusts (REITs) and Financial Services aided relative performance.

Within Energy, Callon Petroleum and RSP Permian were top contributors and moved higher with an increase in crude oil prices. Trex Company, in Materials, rose after reporting a series of positive earnings surprises. Last, CyrusOne and STAG Industrial, both REITs, benefitted from investor preference for securities in sectors that traditionally provide higher yields.

The Fund’s high cash position, which while providing an offset against the volatility in the markets, created a negative drag on relative performance. Security selection in Materials and Producer Durables detracted from relative performance. Both sectors saw strong absolute returns but failed to keep pace with the larger gains seen in the index. Shifting foreign currencies allowed for pressure on certain holdings in both groups as a result of the aforementioned interest rate environment. As well, lower quality, higher beta names saw strong rallies on the back of the continued multiple expansion of the broad market with little improvement seen in their underlying fundamental results.

The Westwood team remains focused on high-quality companies trading at a discount to intrinsic value. Market returns continue to be bolstered by a central bank-obsessed market focused on unprecedented monetary stimulus rather than fundamentals; this has pushed valuation ranges to the top end of, or even above in some cases, historical precedents. The foray into negative interest rates has forced even more capital flows into expensive asset classes with debatable positive impacts. Potential improvement of economic data, even if only marginally, may allow for some upward pressure on interest rates to occur which could be a catalyst to return investors’ focus to fundamentals and corporate profits. We will continue to leverage our intensive research driven process to identify securities with company-specific opportunities and visible earnings growth that provide attractive risk-adjusted returns for the portfolio. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as these characteristics help protect capital in a downside scenario. Given the above-average market returns over the past few years, we are mindful of the potential for downside risk and are focusing on opportunities which we feel have measurable and limited potential for loss.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

LETTER FROM THE MANAGER

September 30, 2016

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund (the “Fund”) for the twelve months ended September 30, 2016 and would like to thank you for entrusting your assets with us.

What a long journey the last twelve months have been for the markets! The broken record of volatility, central bank intervention, and global growth concerns remains largely unchanged. The past twelve months saw violent sell-offs, torrid rallies off the bottom, and subsequent new all-time highs for the vast majority of the major indices across the market capitalization spectrum. Further, a new paradigm emerged as the previous zero boundaries for interest rates were pierced early in 2016 by the Bank of Japan and the effectiveness of their efforts on that front continues to be a major topic of discussion today. The Federal Reserve here in the U.S. remains unchanged on the rate front though probabilities for another rate hike after their first in years in December of 2015 remains just over the horizon. Following the approval of the United Kingdom’s referendum to exit the European Union, uncertainty rose and markets fell for the briefest of times before another round of central bank commentary pledging their support should it be necessary sparked another strong rally and the aforementioned new all-time highs in the indices.

For the twelve months ended September 30, 2016, the Timothy Plan Large/Mid Cap Value Fund produced a return of 6.40% for Class A, while the S&P 500 Index produced a return of 15.47%. Security selection in Producer Durables and Consumer Staples along with an underweight in Health Care aided relative performance.

The Producer Durables sector saw several strong contributors though A.O. Smith takes top honors as the number one performer for the fund. Their continued strong margin performance and combination of stable replacement demand in North America coupled with the growth potential in the Rest of World continues to deliver upside results. Shares of McCormick & Company and J.M. Smucker were looked on favorably by investors due to their defensive growth characteristics. McCormick & Company continued positing solid results as their dominant market share position in a category growing globally. Execution remains strong with potential acquisitions and cost takeouts to further expand their markets and their margins. J.M. Smucker has posted better-than-expected earnings results with solid organic sales growth and strong free cash flow conversion. While guidance was reaffirmed, most recently management did note some slight reductions in their sales estimates for their Pet segment.

The Fund’s high cash position created a negative drag on relative performance as the S&P 500 saw strong appreciation, largely driven by multiple expansion. Further, security selection in Financial Services and Technology were the largest detractors to relative performance in the period. Individual detractors to performance included several financial institutions that were pressured by the fall in interest rates including Lazard and CIT Group. Concerns over growth and commodity prices were also a factor in CIT Group’s decline and weighed on others like Marathon Petroleum.

The Westwood team remains focused on high-quality companies trading at a discount to intrinsic value. Market returns continue to be bolstered by a central bank-obsessed market focused on unprecedented monetary stimulus rather than fundamentals; this has pushed valuation ranges to the top end of, or even above in some cases, historical precedents. The foray into negative interest rates has forced even more capital flows into expensive asset classes with debatable positive impacts. Potential improvement of economic data, even if only marginally, may allow for some upward pressure on interest rates to occur which could be a catalyst to return investors’ focus to fundamentals and corporate profits. We will continue to leverage our intensive research driven process to identify securities with company-specific opportunities and visible earnings growth that provide attractive risk-adjusted returns for the portfolio. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as these characteristics help protect capital in a downside scenario. Given the above-average market returns over the past few years, we are mindful of the potential for downside risk and are focusing on opportunities which we feel have measurable and limited potential for loss.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

LETTER FROM THE MANAGER

September 30, 2016

TIMOTHY PLAN FIXED INCOME FUND

The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market as defined by the Barclays Capital Aggregate Bond Index which began the last 12 months with a yield of 2.31% and ended at 1.96% on September 30, 2016. This decline in rates was unexpected as the fiscal year began with bond investors expecting a Federal Reserve rate hike and then getting one on December 16th. Initially rates rose as shown in the U.S. Treasury (UST) 10 year rate moving from 2.04% on October 1st up to 2.30% on December 16th.

However, bond market expectations quickly changed as weaker commodity prices and slowing global economies generated policy actions by central banks around the world that significantly lowered rates. This development put further Federal Reserve actions toward normalization and higher rates on hold, and with that UST ten year rates fell in lock step with European and Asian rates. Concerns about global economies slowing and even the potential for recessions showed up in continued declines in the price of commodities with oil prices dropping below $35 a barrel in January and talk of oil in the $20s by February. The UST 10 year fell almost 100 basis points to 1.36% at the low point.

The risk off bond market environment with UST rates falling generated the opposite effect on Investment Grade Corporate bond yield spreads as they rose to 215 bps by February higher by 44 bps since October 1st as reported by Barclays. The fund’s portfolio was admittedly out of position with a shorter average maturity and an overweight to corporate bonds, but conditions changed over the summer. Global economies began to stabilize as indicated by oil moving back above $50 a barrel in June. U.S. rates began to rise over the summer as conditions began to favor a return of the Federal Reserve toward policy normalization. Foreign investors still starved for yield became the dominant buyer of U.S corporate bonds and GNMA MBS driving yield spreads lower.

The Timothy Fixed Income Fund Class A shares returned 3.47% over the 12 months ended September 30, 2016 trailing the Barclays Capital Aggregate Bond Index return of 5.19% in large part due to the portfolio’s defensive bias relative to the potential for higher rates. The fiscal year ended on September 30th with the UST 10 year at 1.60% which was 44 bps lower over the past year, but perhaps rates are poised to move higher as the Federal Reserve probabilities of a December rate hike have increased which is interestingly similar to last year. Looking ahead the portfolio is positioned with less interest rate risk than the market, a modest over-weight in corporate bonds and GNMA MBS for income.

BARROW, HANLEY, MEWHINNEY & STRAUSS

LETTER FROM THE MANAGER

September 30, 2016

TIMOTHY PLAN HIGH YIELD BOND FUND

The Timothy Plan High Yield Bond Fund (the “Fund”) invests primarily in Ba and B rated corporate bonds. The fund’s benchmark for the High Yield (HY) market is the Barclays BA/B HY index which had a yield of 7.09% on October 1st 2015 and a yield spread over U.S. Treasuries of 539 basis points (bps). By 1Q16 concerns about a global economic slowdown were accelerating as evidenced by the drop in commodity prices. Oil dropped into the mid to low $30’s per barrel in January and forecasts of mid $20’s by February put tremendous pressure on the portfolio’s overweight in energy holdings. By February 11th the yield on the Barclays BA/B index had risen to 8.37% with a yield spread of 685 bps.

Global economic conditions stabilized during 2Q16 and HY prices began to rally especially in the energy and basic industry sectors but from very low levels. In response to global central banks’ monetary stimulus at one point there was $13 trillion in Sovereign debt trading at negative yields. Despite challenging credit fundamentals investors moved money into the HY market in search of yield. Yield spreads moved steadily lower through the summer and ended September at 385 bps some 154bps lower than at the start of the fund’s fiscal year. With the yield spreads lower and the Barclays BA/B index yield close to only 5% the portfolio was positioned with about 15% of the holdings in BAA investment grade bonds. Valuations in HY were stretched and a more conservative position seemed warranted.

The Timothy High Yield Bond Fund Class A shares generated a total return of 9.8% over the 12 months ended September 30, 2016. While this was an attractive nominal return, the fund trailed the Barclays Ba/B index total return of 11.7%. The portfolio’s BAA rated issues did not keep pace with HY market’s lower quality issues. Looking ahead, with HY yields at the lowest level since 2Q14 and with default rates higher a more defensive position makes sense. The portfolio remains focused on generating an attractive income with reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2016

Dear Shareholder,

The Timothy Plan Defensive Strategies Fund (the “Fund”) was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our nation’s leadership’s proven unwillingness to address our core problems of too much spending, too much taxation and too many onerous government regulations. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is comprised of four inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals, and TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. Because of the uncertainty of the markets, at the Advisor’s request, the managers of the investment sleeves employed a moderately defensive approach over the past year. The Fund’s 9.01% total return for Class A for the fiscal year ended September 30, 2016 was to the result of a combination of the sub-advisors’ approach and the Advisor’s moderately conservative allocation of the five sleeves implemented in response to the uncertainty. While we are not sure the uncertainty will continue, we anticipate continuing the moderately conservative allocation and approach until we are more comfortable with the future of the investment arena. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 1/3 each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index. We believe the blend offers a much more accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2016, the blended index had a total return of 2.14%.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Annual Letter from the Manager	September 30, 2016

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve for the twelve months ending September 30, 2016. The CoreCommodity sleeve of the Timothy Defensive Fund rose 21.53% on a net basis. Overall, the strongest performing sectors were precious metals and energy while agriculture stocks lagged.

Energy

Global energy stocks had a relatively strong year, rallying over 19% during the period despite energy futures investments falling more than (18%) over the same time horizon. The surge in Energy companies was driven primarily by the significant oil price rally of nearly 50% from its February low. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s top energy holdings as of September 30th were Lukoil, Inpex, Statoil, Rosneft and Canadian Natural Resources.

Metals & Mining

In general, precious metals finished a very strong year. The underlying precious metals commodities rose over 21% for the period, while gold miners rose over 108% during the same period. Much of this precious metals demand was fueled by investors seeking alternatives to fiat currencies with events like Brexit, and the negative interest rates looming over markets. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s top precious metal miner holdings as of September 30th were Randgold Resources, Newmont Mining, Franco-Nevada, Compania de Minas Buenaventura and Gold Fields.

Industrial metal commodities rose about 3.5% for the period, meanwhile the industrial metal equities performed better than their underlying commodities returning almost 29% for the period. Zinc outperformed on capacity cuts taking hold while Nickel appreciated on audits of mines in the Philippines – the world’s largest producer of Nickel ore. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s top industrial metal holdings as of September 30th were MMC Norilsk Nickel, Sumitomo Metal Mining, Rio Tinto, Hitachi Metals and BHP Billiton.

Agriculture

Over the past year agricultural commodities were roughly flat, rising 2%, while agricultural equities as a group appreciated nearly 13%. In the Agriculture space, significant M&A activity has occurred within fertilizer and seed companies driven by sustained lower crop prices. Timothy Plan Defensive Strategies Fund Commodity Sleeve’s top Agriculture holdings as of September 30th were Sanderson Farms, Mosaic, Syngenta, Cal-Maine Foods and K+S.

Past performance if not indicative of future results. “Bloomberg®” and “Bloomberg Commodity IndexSM” are service marks of Bloomberg L.P. (“Bloomberg”) as the case may be. Source for all Index data: Bloomberg L.P. Global. Gold miners are represented by the MSCI ACWI Select Gold Miners IMI Net Return Index. Energy equities are represented by the MSCI ACWI Select Energy Producers IMI Net Return Index. Base metal equities are represented by the MSCI ACWI Select Metal & Mining Commodity Producers Ex Gold and Silver Net Return Index. Agriculture equities are represented by the MSCI ACWI Select Agriculture Producers IMI Net Return Index. Oil prices are represented by the front-month WTI Crude Oil futures contract. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. Commodity Sectors and Futures Investments are represented by the Bloomberg Commodity Index Sector Sub-Indices. All investments are subject to risk.

The Timothy Plan Defensive fund’s allocation of U.S. Treasury Inflation Protected Securities (TIPS) is designed to help protect assets from higher rates of inflation. Over the past 12 months ended September 30, 2016 global central banks have continued their efforts to generate higher inflation rates. At one point this summer there were over $13 trillion in global Sovereign debt trading at negative yields. This attempt to stimulate European and Asian economies with massive monetary stimulus has had only modest success. The U.S. Federal Reserve has been slow to change their monetary policy toward normalization in this environment.

However, inflation has been on the rise in the U.S and with a better employment picture the Federal Reserve may move soon. The headline Core CPI (ex food and energy) was 1.9% as the fiscal year began and is now running at 2.2%. TIPS use a different inflation measure. The All Urban Non-Seasonally adjusted CPI was flat at the beginning of the year based largely on the decline in energy prices, but is now catching up to Core CPI at 1.5%. Investors’ inflation expectations can be measured as the rate difference between the U.S. Treasury 10 year and the U.S. TIPS 10 year. This “breakeven rate” of inflation rose modestly over the course of the fiscal year ending at 1.6%. With modestly higher CPI and increased investor expectations of inflation the U.S. TIPS market generated a 6.58% total return as reported by Barclays over the past 12 months. The primary goal of the TIPS allocation remains to protect assets from rising inflation rates.

    BARROW, HANLEY, MEWHINNEY & STRAUSS

September 30, 2016

Dear Strategic Growth Fund Shareholder:

The Timothy Plan Strategic Growth Fund (the “Fund”) is an asset allocation fund that invests in Timothy Plan underlying funds. The allocation percentages vary from time to time due to Timothy Partners, Ltd“s (the “Advisor”) observations and perceptions of changing economic conditions. As of September 30, 2016, the allocation was as follows:

●	Large/Mid-Cap Growth Fund	6.25%	*	Small-Cap Value Fund	3.25%

●	Large/Mid-Cap Value Fund	6.75%	*	Aggressive Growth Fund	2.25%

●	International Fund	10.50%	*	High-Yield Bond Fund	6.00%

●	Defensive Strategies Fund	22.00%	*	Israel Common Values	2.75%

●	Emerging Markets Fund	2.25%	*	Growth & Income	15.00%

●	Fixed Income	12.50%	*	Cash	10.50%

The Fund’s allocation was relatively conservative for the majority of the fiscal year as the Advisor considered the uncertain impact the political environment might have on the nation’s economy. At fiscal year end, the Fund’s conservative allocation structure resulted in approximately 40.5% invested in the bond and Defensive Strategies funds, and an additional 15% in Growth & Income, which also incorporates a relatively significant bond portfolio, and 10.5% in cash. The bond and Defensive Funds performed well, resulting in The Strategic Growth Fund posting an approximately 4.03% positive return for the fiscal year. I believe that performance was respectable (considering our conservative posture) over the past twelve months and reasonably comparable to the Fund’s market benchmark, the DJ Moderately Aggressive Global Index, which had a total return of 12.17% over the same period. Detailed descriptions of events that contributed to this past year’s performance of the underlying Funds is contained in each sub-advisor’s letter, found within the pages of this Annual Report.

We realize the volatility and uncertainty of the markets over the past couple of years may have been unsettling for many investors; unfortunately, many of our sub-advisors expect this pattern to continue into 2017 and, as a result, we are committed to manage our funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Sincerely,

Arthur D. Ally

Fund Advisor

September 30, 2016

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund “the “Fund”) is an asset allocation fund that invests in Timothy Plan underlying funds. The allocation percentages vary from time to time due to Timothy Partners Ltd’s (the “Advisor”) observations and perceptions of changing economic conditions; the allocation on September 30, 2016 was as follows:

●	Large/Mid-Cap Growth Fund	3.75%	*	Small-Cap Value Fund	3.00%

●	Large/Mid-Cap Value Fund	4.25%	*	Aggressive Growth Fund	1.50%

●	International Fund	8.25%	*	High-Yield Bond Fund	4.25%

●	Defensive Strategies Fund	18.00%	*	Israel Common Values	2.75%

●	Emerging Markets Fund	1.75%	*	Growth & Income	15.00%

●	Fixed Income	25.00%	*	Cash	12.50%

The allocation maintained was relatively conservative as the Advisor considered the uncertain impact the political environment might have on the nation’s economy. At fiscal year end, the Fund’s conservative allocation structure resulted in approximately 47.25% invested in the bond and Defensive Strategies funds, and an additional 15% in Growth & Income, which also incorporates a relatively significant bond portfolio, and 12.5% cash. The bond and Defensive Funds performed well, resulting in The Conservative Growth Fund posting an approximately 4.22% positive return for the fiscal year. I believe that performance was respectable (considering our conservative posture) over the past twelve months and reasonably comparable to the fund’s market benchmark - the Dow Jones Global Moderate Index, which had a total return of 10.98% for the same period. Detailed descriptions of events that contributed to this past year’s performance of the underlying Funds is contained in each sub-advisor’s letter, found within the pages of this Annual Report.

We plan to continue to manage this Fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions. We realize the volatility and uncertainty of the markets over the past couple of years may have been unsettling for many investors; unfortunately, many of our sub-advisors expect this pattern to continue into 2017 and, as a result, they are committed to manage their various funds with a definite conservative bias.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Letter From The Manager

The Timothy Plan Israel Common Values Fund

September 30, 2016

Israel’s economy remains on a stable footing with low inflation, low unemployment, good wage growth, and a strong housing market all forming the underpinnings for a strong domestic economy. The Bank of Israel has maintained an ultra-accommodative interest rate policy with short rates at 0.10% given below than desired inflation, the weaker external environment, and the stronger than desired Shekel. One weak area in the economy has been that focused on the export market. Global trade continues to disappoint and is expected to end 2016 at the weakest levels since the global financial crisis. This has led to weaker export growth. In spite of this, GDP growth in Israel has positively surprised on the back of strong domestic spending.

The Timothy Plan Israel Common Values Fund performed quite well on an absolute and relative basis to the TA-100 index in the year ended September. The key to outperformance this year was related to sector allocation where the Fund’s significant underweight to the Health Care sector and overweight to the Information Technology sector paid off. Health Care has been weak as disappointing M&A and operating results has dented performance there whereas the IT sector has benefitted from strong demand for Israeli technology. Key outperformers in the IT sector included Orbotech Ltd and Silicom Ltd. Other notable outperformers during this time period were top holding Frutarom Industries and real estate companies Bayside Land and Amot Investments.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample investment opportunities. While the global external environment remains uncertain, the Israeli domestic economy rests on a stable growth path. We remain committed to a consistent investment approach dedicated to finding long-term investments for the Fund. We thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

LETTER FROM THE MANAGER

September 30, 2016

Timothy Plan Emerging Markets Fund

We will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the 12 months ended September 30th, 2016. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets

Reversing the downturn of the last few years, emerging markets continued to deliver gains in the quarter and year to date, with Brazil and China leading the advance. In Brazil, investor confidence has returned following the August impeachment of President Dilma Rousseff, helping clear market uncertainty and fanning hopes of economic reforms and renewed growth. Chinese equities benefited from the People’s Bank of China’s $278-billion stimulus package aimed at increasing gross domestic product growth.

Additionally, low interest rates globally and the rebound in commodity prices helped boost equity returns, aiding companies in the metals and mining industry and the energy sector.

Meanwhile, Turkey’s equity market declined in the quarter due to political instability following a military coup and an airport bombing, which contributed to a credit-rating downgrade.

The Fund

Year to date through September 30, 2016, the Brandes Emerging Markets Equity Strategy generated strong absolute returns and outperformed the MSCI Emerging Markets Index*, which returned 14.07%.

Holdings in Brazil were major performance drivers, led by food retailer CBD and water utility Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP).

Moreover, a number of holdings rebounded from their poor 2015 performance, including metals and mining companies POSCO and Ternium, as well as Panamanian airline Copa Holdings and Mexico-based Cemex.

Meanwhile, detractors for the period were similar to those for the third quarter, including Embraer and Enersis Chile. Automotive manufacturer South Korean Kia Motors also weighed on returns.

Outlook

Over the past year, we have added new companies and increased our allocation to existing holdings in Turkey. Our weighting to the country as of September 30 was similar to what it was in late 2013 and early 2014, when Turkey’s current account deficit, currency depreciation and position among the Fragile Five** posed a strong buying opportunity for select businesses there. While our allocation back in early 2014 was primarily to commercial banks, our holdings today are more diversified. We still have banking exposure, but have added, a real-estate developer (Emlak Konut Gayrimenkul Yatirim Ortakligi) and an airport operator (TAV Havalimanlari).

From a general perspective, we believe the Turkish market, as represented by the MSCI Turkey Index, is attractively valued, trading at 9x earnings at quarter end. Moreover, in our opinion, it is a country where the strategy’s flexibility to invest in companies of any market-capitalization is a benefit. The largest Turkish company held in the strategy has a $12-billion market cap and the majority of the opportunities are among small and mid-cap businesses.

At quarter end, Brazil remained our largest country weighting and relative overweight versus the benchmark, even though we have sold a number of our holdings there over the past year. The real’s appreciation has been a headwind for select Brazilian holdings that derive the majority of their sales outside Brazil. In recent months, we took advantage of the share-price declines to add to our existing positions.

The strategy’s underweight positions were largely unchanged from previous quarters, namely to China, Taiwan and India. From a sector standpoint, the strategy had a lower allocation than the benchmark to technology companies.

The strong performance of many emerging markets thus far in 2016 following the downturn that preceded their recovery serve as a good reminder that market performance and investor sentiment shift constantly, and investors may be best served by focusing on company value. In our view, navigating this dynamic and exciting asset class requires a selective, flexible investment approach that an actively managed strategy such as the Brandes Emerging Markets Equity offers.

As always, thank you for your business and continued trust.

*In September 2016 the strategy benchmark changed from gross of withholding tax to net of withholding tax, effective back to the inception date of the strategy. For periods where the net dividend returns are not available gross benchmark returns are used and linked to the net benchmark returns. The change was made to better reflect our expectation for an investor’s actual experience.

**A term coined by Morgan Stanley in 2013; represented five emerging countries with troubled currencies (Brazil, Indonesia, South Africa, India and Turkey)

This material is intended for informational purposes only. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Portfolio holdings and allocations are subject to change at any time. Strategies discussed herein are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance.

International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes, differences in financial reporting standards and less stringent regulation of securities markets which may result in greater share price volatility; such risks are increased when investing in emerging markets. Additional risks associated with emerging markets investing include smaller-sized markets, liquidity risks, and less established legal, political, social, and business systems to support securities markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets.

Brandes Investment Partners, L.P.

11988 El Camino Real  |  Suite 600  |  P.O. Box 919048  |  San Diego, CA 92191-9048

858.755.0239  |  800.237.7119  |  Fax 858.755.0916

www.brandes.com  |  info@brandes.com

LETTER FROM THE MANAGER

September 30, 2016

Timothy Plan Growth and Income Fund

We are pleased to provide you our annual report for the Timothy Plan Growth and Income Fund (the “Fund”) for the period ending September 30, 2016. Like you, our company and some officers continue to hold corporate retirement and personal assets in the fund. We certainly thank you for entrusting your assets with us.

For the period starting 1 October 2015 through 30 September 2016, the fund returned 2.36%. During the past year, the stock and bond allocation positively contributed to performance. The Basic Materials and Technology sectors were the top performers while the Industrial and Consumer Cyclical sectors did the worst. Two top contributors were Orbotech, which makes electronic components, and Newmont Mining, which mines precious metals and commodities.

We continue to see divergences in the indices and underlying stock returns. Bargain stocks, those with inexpensive valuation ratios, positive and growing earnings, and relative price strength, underperformed stocks with the opposite characteristics. This is not normal and we expect this to reverse as it has in the past.

Bond prices were also volatile but provided positive returns during the past year. This is one reason why we continue to advocate a balanced portfolio approach. We are also continuing to favor high quality bonds over lower quality bonds. They tend to hold up better in times of uncertainty.

This fund has two main objectives, growth and income but also preserving capital in declining markets. We have been managing similar assets for over 40 years. We will adjust equity and fixed income levels according to our risk analysis. We do this on a weekly basis. We see opportunities for small capitalization stocks going forward as they typically have less exposure to international economies and more opportunities for growth.

We don’t think interest rates will surge higher, but we think the best returns in bonds are probably behind us. At the same time, if stocks suffer another setback, having bonds in the portfolio should help. We think volatility will continue but if our research works well, this actually could give us opportunities to take advantage of these moves.

We thank you for your trust in the James Investment Research Inc., we are grateful for the opportunity to serve you.

James Investment Research Inc.

Fund Performance - (Unaudited)

September 30, 2016

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	(6.42)%	9.83%	3.93%
Russell Mid-Cap Growth Index	11.24%	15.85%	8.51%
Timothy Aggressive Growth Fund - Class C *	(2.55)%	10.24%	3.76%
Russell Mid-Cap Growth Index	11.24%	15.85%	8.51%
Timothy Aggressive Growth Fund - Class I	(0.75)%	N/A	2.16% (a)
Russell Mid-Cap Growth Index	11.24%	15.85%	8.78% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2006 and held through September 30, 2016. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy International Fund - Class A (With Sales Charge)	(3.72)%	5.80%	(1.12)% (a)
MSCI EAFE Index	3.48%	4.38%	(2.86)% (a)
Timothy International Fund - Class C *	0.09%	6.21%	(1.27)% (a)
MSCI EAFE Index	3.48%	4.38%	(2.86)% (a)
Timothy International Fund - Class I	2.08%	N/A	1.44% (b)
MSCI EAFE Index	3.48%	4.38%	(0.73)% (b)

(a)	For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2016.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2016. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	0.79%	12.10%	5.48%
Russell 1000 Growth Index	13.76%	16.60%	8.85%
Timothy Large/Mid Cap Growth Fund - Class C *	5.10%	12.50%	5.27%
Russell 1000 Growth Index	13.76%	16.60%	8.85%
Timothy Large/Mid Cap Growth Fund - Class I	7.01%	N/A	6.89% (a)
Russell 1000 Growth Index	13.76%	16.60%	11.61% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2006 and held through September 30, 2016. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	4.56%	16.55%	7.35%
Russell 2000 Index	15.47%	15.82%	7.07%
Timothy Small Cap Value Fund - Class C *	8.83%	16.98%	7.15%
Russell 2000 Index	15.47%	15.82%	7.07%
Timothy Small Cap Value Fund - Class I	10.92%	N/A	7.53% (a)
Russell 2000 Index	15.47%	15.82%	6.88% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2006 and held through September 30, 2016. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	0.55%	12.83%	6.10%
S&P 500 Index	15.43%	16.37%	7.24%
Timothy Large/Mid Cap Value Fund - Class C *	4.73%	13.26%	5.91%
S&P 500 Index	15.43%	16.37%	7.24%
Timothy Large/Mid Cap Value Fund - Class I	6.74%	N/A	7.61% (a)
S&P 500 Index	15.43%	16.37%	10.17% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2006 and held through September 30, 2016. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(1.15)%	0.66%	2.83%
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.79%
Timothy Fixed Income Fund - Class C *	1.66%	0.84%	2.64%
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.79%
Timothy Fixed Income Fund - Class I	3.91%	N/A	2.92% (a)
Barclays Capital U.S. Aggregate Bond Index	5.19%	3.08%	4.13% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2006 and held through September 30, 2016. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy High Yield Bond Fund - Class A (With Sales Charge)	4.83%	4.86%	4.25% (a)
Barclays Ba/B High Yield Index	11.70%	8.02%	6.96% (a)
Timothy High Yield Bond Fund - Class C *	8.04%	5.04%	4.10% (a)
Barclays Ba/B High Yield Index	11.70%	8.02%	6.96% (a)
Timothy High Yield Bond Fund - Class I	10.12%	N/A	3.52% (b)
Barclays Ba/B High Yield Index	11.70%	8.02%	5.27% (b)

(a)	For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2016.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Ba/B High Yield Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Ba/B High Yield Index on May 7, 2007 and held through September 30, 2016. The Barclays Ba/B High Yield Index measures the performance of bonds with Ba or B ratings. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	3.05%	0.98%	3.05% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.54%	11.07%	10.29% (a)
Timothy Defensive Strategies Fund Blended Index (c)	2.14%	(3.65)%	(1.03)% (a)
Timothy Defensive Strategies Fund - Class C *	7.32%	1.36%	3.18% (a)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.54%	11.07%	10.29% (a)
Timothy Defensive Strategies Fund Blended Index (c)	2.14%	(3.65)%	(1.03)% (a)
Timothy Defensive Strategies Fund - Class I	9.41%	N/A	1.93% (b)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.54%	11.07%	7.11% (b)
Timothy Defensive Strategies Fund Blended Index (c)	2.14%	(3.65)%	(4.56)% (b)

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2016.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

(c)	The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Barclays U.S. TIPs Index, 33% of the FTSE NAREIT ALL REITs Index and 34% of the Dow Jones Commodity Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio Index vs. The Timothy Defensive Strategies Fund Blended Index (c)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, Dow Jones Moderately Conservative U.S. Portfolio Index and the Timothy Defensive Strategies Fund Blended Index (c) on November 4, 2009 and held through September 30, 2016. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	(1.69)%	6.15%	2.08%
Dow Jones Global Moderately Aggressive Portfolio Index	12.17%	10.69%	6.00%
Timothy Strategic Growth Fund - Class C *	2.25%	6.58%	1.86%
Dow Jones Global Moderately Aggressive Portfolio Index	12.17%	10.69%	6.00%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2006 and held through September 30, 2016. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(1.50)%	4.03%	2.57%
Dow Jones Global Moderate Portfolio Index	10.98%	8.66%	5.69%
Timothy Conservative Growth Fund - Class C *	2.42%	4.42%	2.39%
Dow Jones Global Moderate Portfolio Index	10.98%	8.66%	5.69%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2006 and held through September 30, 2016. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Israel Common Values Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	5.96%	4.42% (a)
Israel Tel Aviv 100 Index	(2.97)%	5.19% (a)
Timothy Israel Common Values Fund - Class C *	10.41%	4.82% (a)
Israel Tel Aviv 100 Index	(2.97)%	5.19% (a)
Timothy Israel Common Values Fund - Class I	12.51%	2.50% (b)
Israel Tel Aviv 100 Index	(2.97)%	4.47% (b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2016.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. Israel Tel Aviv 100 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Israel Tel Aviv 100 Index on October 12, 2011 and held through September 30, 2016. The Israel Tel Aviv 100 Index is an unmanaged index of equity prices representing the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Emerging Markets Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Emerging Markets Fund - Class A (With Sales Charge)	20.30%	(4.37)% (a)
MSCI Emerging Markets Index	14.07%	(2.81)% (a)
Timothy Emerging Markets Fund - Class C *	25.53%	(3.64)% (a)
MSCI Emerging Markets Index	14.07%	(2.81)% (a)
Timothy Emerging Markets Fund - Class I	27.76%	(3.20)% (b)
MSCI Emerging Markets Index	14.07%	(1.71)% (b)

(a)	For the period December 3, 2012 (commencement of investment in accordance with objective) to September 30, 2016.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

*	With Maximum Deferred Sales Charge

Timothy Plan Emerging Markets Fund vs. MSCI Emerging Markets Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI Emerging Markets Index on December 3, 2012 and held through September 30, 2016. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2016

Growth & Income Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	(3.24)%	0.65% (a)
Timothy Growth & Income Fund Blended Index (b)	9.32%	6.58% (a)
Timothy Growth & Income Fund - Class C *	0.54%	1.80% (a)
Timothy Growth & Income Fund Blended Index (b)	9.32%	6.58% (a)
Timothy Growth & Income Fund - Class I	2.61%	2.77% (a)
Timothy Growth & Income Fund Blended Index (b)	9.32%	6.58% (a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2016.

(b)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index (b)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2016. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments  | Aggressive Growth

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 68.4%
	ADVERTISING - 2.2%
52,400	MDC Partners, Inc. - Cl. A	$561,728

	AIRLINES - 0.4%
2,365	Spirit Airlines, Inc. *	100,583

	AUTO PARTS & EQUIPMENT - 0.1%
675	Mobileye NV *	28,735

	BANKS - 6.6%
183,865	First Bancorp. *	956,098
17,750	Popular, Inc.	678,405
675	Western Alliance Bancorp *	25,340

		1,659,843

	BIOTECHNOLOGY - 2.0%
480	Alexion Pharmaceuticals, Inc. *	58,819
2,935	BioMarin Pharmaceutical, Inc. *	271,546
400	Bluebird Bio, Inc. *	27,112
1,630	Exact Sciences Corp. *	30,269
410	Incyte Corp. *	38,659
320	Intercept Pharmaceuticals, Inc. *	52,669
335	Vertex Pharmaceuticals, Inc. *	29,215

		508,289

	BUILDING MATERIALS - 0.4%
900	Apogee Enterprises, Inc.	40,221
3,950	Quanex Building Products Corp.	68,177

		108,398

	COMMERCIAL SERVICES - 6.3%
850	Advisory Board Co. *	38,029
3,805	Cardtronics PLC - Cl. A *	169,703
395	CoStar Group, Inc. *	85,529
3,125	Cross Country Healthcare, Inc. *	36,813
2,340	Euronet Worldwide, Inc. *	191,482
20	FTI Consulting Inc. *	891
1,535	Grand Canyon Education, Inc. *	61,999
2,410	INC Research Holdings, Inc. - Cl. A *	107,438
64,918	Information Services Group, Inc. *	259,023
3,965	KAR Auction Services, Inc.	171,129
775	Lending Tree, Inc. *	75,105
375	MarketAxess Holdings, Inc.	62,096
8,380	On Assignment, Inc. *	304,110

		1,563,347

	COMPUTERS - 6.1%
9,960	Electronics For Imaging, Inc. *	487,243
1,270	Fortinet, Inc. *	46,901
7,415	Manhattan Associates, Inc. *	427,252
3,715	MAXIMUS, Inc.	210,120
11,850	WNS Holdings Ltd. (ADR) *	354,908

		1,526,424

	DISTRIBUTION/WHOLESALE - 3.8%
55,545	H&E Equipment Services, Inc.	930,934
705	HD Supply Holdings, Inc. *	22,546

		953,480

Schedule of Investments  | Aggressive Growth

As of September 30, 2016 (Continued)

Shares		Fair Value

	DIVERSIFIED FINANCIAL SERVICES - 4.8%
505	CME Group, Inc. - Cl. A	$52,783
55,825	Cowen Group, Inc. - Cl. A *	202,645
10,675	LendingClub Corp. *	65,972
14,160	SEI Investments Co.	645,838
17,800	SLM Corp. *	132,966
1,905	WageWorks, Inc. *	116,033

		1,216,237

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
3,115	Belden, Inc.	214,904

	ELECTRONICS - 0.4%
3,140	Trimble, Inc. *	89,678

	HEALTHCARE - PRODUCTS - 2.8%
2,075	Bruker Corp.	46,999
650	Edwards Lifesciences Corp. *	78,365
2,085	Globus Medical, Inc. - Cl. A *	47,058
3,290	Masimo Corp. *	195,722
1,200	NuVasive, Inc. *	79,992
3,515	NxStage Medical, Inc. *	87,840
4,555	Spectranetics Corp. *	114,285
1,825	Wright Medical Group NV *	44,767

		695,028

	HEALTHCARE - SERVICES - 1.9%
910	Almost Family, Inc. *	33,461
840	Amedisys, Inc. *	39,850
6,095	Centene Corp. *	408,121

		481,432

	HOME BUILDERS - 0.8%
7,055	Toll Brothers, Inc. *	210,662

	INSURANCE - 3.9%
20,005	Assured Guaranty Ltd.	555,139
27,170	Radian Group, Inc.	368,154
1,275	XL Group Ltd.	42,878

		966,171

	INTERNET - 0.3%
5,170	8X8, Inc. *	79,773

	LEISURE TIME - 2.9%
14,790	Brunswick Corp.	721,456

	OIL & GAS - 1.6%
450	Concho Resources, Inc. *	61,808
2,545	Diamondback Energy, Inc. *	245,694
4,195	Matador Resources Co. *	102,106

		409,608

	OIL & GAS SERVICES - 2.0%
27,290	Superior Energy Services, Inc.	488,491

	PHARMACEUTICALS - 0.8%
935	Aerie Pharmaceuticals, Inc. *	35,287
1,345	Cempra, Inc. *	32,549
2,000	CoLucid Pharmaceuticals, Inc. *	76,300
1,375	Horizon Pharma PLC *	24,929
575	Neurocrine Biosciences, Inc. *	29,118

		198,183

Schedule of Investments  | Aggressive Growth

As of September 30, 2016 (Continued)

Shares		Fair Value

	RETAIL - 3.2%
1,390	Dick’s Sporting Goods, Inc.	$78,841
950	Five Below, Inc. *	38,276
2,250	Francesca’s Holdings Corp. *	34,718
2,570	Kate Spade & Co. *	44,024
22,060	MarineMax, Inc. *	462,157
310	Panera Bread Co. - Cl. A *	60,363
1,700	Sonic Corp.	44,506
710	Tractor Supply Co.	47,818

		810,703

	SEMICONDUCTORS - 4.8%
705	Broadcom Ltd.	121,627
3,675	Brooks Automation, Inc.	50,016
5,810	Cavium, Inc. *	338,142
2,255	Cypress Semiconductor Corp.	27,421
6,450	FormFactor, Inc. *	69,983
9,560	Inegrated Device Technology, Inc. *	220,836
720	Lam Research Corp.	68,191
3,310	Monolithic Power System, Inc.	266,455
575	Qorvo, Inc. *	32,050

		1,194,721

	SOFTWARE - 8.3%
975	Aspen Technology, Inc. *	45,620
5,215	Callidus Software, Inc. *	95,695
575	Cornerstone OnDemand, Inc. *	26,421
600	Fidelity National Information Services, Inc.	46,218
2,400	Imperva, Inc. *	128,904
1,125	Paycom Software, Inc. *	56,396
3,170	Proofpoint, Inc. *	237,274
7,725	PTC, Inc. *	342,295
2,185	ServiceNow, Inc. *	172,943
13,625	SS&C Technologies Holdings, Inc.	438,044
1,295	Tableau Software, Inc. Cl. A *	71,575
2,385	Tyler Technologies, Inc. *	408,384

		2,069,769

	TELECOMMUNICATIONS - 1.1%
1,685	LogMeIn, Inc.	152,307
725	Palo Alto Networks, Inc. *	115,514

		267,821

	TOTAL COMMON STOCK (Cost $16,145,772)	17,125,464

	MASTER LIMITED PARTNERSHIPS - 0.9%
5,925	Lazard Ltd. - Cl. A (Cost $258,781)	215,433

	REITs - 0.4%
625	CyrusOne, Inc.
215	Equinix, Inc.	29,731

	TOTAL REITs (Cost $113,492)	77,454

		107,185

	MONEY MARKET FUND - 29.2%
7,313,100	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)	7,313,100

	(Cost $7,313,100)

	TOTAL INVESTMENTS - 98.9% (Cost $23,831,145) (B)	$24,761,182
	OTHER ASSETS LESS LIABILITIES - NET - 1.1%	268,047

	NET ASSETS - 100.0%	$25,029,229

* Non-income producing securities.

ADR - American Depositary Receipt.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,117,350 and differs from fair value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$1,648,383
Unrealized depreciation	(1,004,551)

Net unrealized appreciation	$643,832

Schedule of Investments  | International

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 78.7%
	AIRLINES - 1.4%
73,100	Japan Airlines Co. Ltd. (ADR)	$1,073,839

	AUTO PARTS & EQUIPMENT - 7.7%
37,400	Continental AG (ADR)	1,583,516
52,000	Magna International, Inc.	2,233,400
73,100	Valeo SA (ADR)	2,122,093

		5,939,009

	BANKS - 6.9%
10,500	Banco Macro SA - Cl. B (ADR)	821,625
32,739	DBS Group Holdings Ltd. (ADR)	1,492,244
50,200	KBC Group NV (ADR) *	1,459,816
224,000	Mizuho Financial Group, Inc. (ADR)	752,640
35,100	Swedbank AB (ADR)	822,042

		5,348,367

	BUILDING MATERIALS - 0.8%
100,000	Asahi Glass Co. Ltd. (ADR)	641,000

	COMMERCIAL SERVICES - 0.7%
14,000	AerCap Holdings NV *	538,860

	DIVERSIFIED FINANCIAL SERVICES - 5.6%
175,500	Daiwa Securities Group, Inc. (ADR)	984,555
44,800	ORIX Corp. (ADR)	3,322,368

		4,306,923

	ELECTRIC - 0.6%
47,900	Power Assets Holdings Ltd. (ADR)	472,773

	ELECTRONICS - 1.8%
45,900	Orbotech Ltd. *	1,359,099

	ENGINEERING & CONSTRUCTION - 2.5%
103,000	Vinci SA (ADR)	1,967,815

	FOOD - 8.7%
132,800	Cencosud SA (ADR)	1,196,528
198,000	First Pacific Co. Ltd. (ADR)	706,860
14,000	Kerry Group PLC (ADR)	1,193,500
109,800	Marine Harvest ASA (ADR)	1,967,616
73,100	Seven & I Holdings Co. Ltd. (ADR)	1,660,832

		6,725,336

	HAND/MACHINE TOOLS - 1.8%
71,650	Techtronic Industries Co. (ADR)	1,405,773

	HEALTHCARE - PRODUCTS - 3.7%
87,000	Smith & Nephew PLC (ADR)	2,851,860

	HEALTHCARE - SERVICES - 3.7%
65,000	Fresenius Medical Care AG & Co. (ADR)	2,845,050

	HOME BUILDERS - 1.0%
46,000	Sekisui House Ltd. (ADR)	781,609

	INSURANCE - 5.3%
43,300	Ageas (ADR)	1,580,883
75,200	Muenchener Rueckversicherungs AG (ADR)	1,399,472
43,900	Zurich Insurance Group AG (ADR)	1,127,791

		4,108,146

Schedule of Investments  | International

As of September 30, 2016 (Continued)

Shares		Fair Value

	INTERNET - 1.6%
44,000	Tencent Holdings Ltd. (ADR)	$1,226,500

	MACHINERY-CONSTRUCTION&MINING - 1.2%
33,000	Atlas Copco AB (ADR)	901,725

	MINING - 0.4%
10,000	Rio Tinto PLC (ADR)	334,000

	MISCELLANEOUS MANUFACTURING - 1.7%
35,538	FUJIFILM Holdings Corp. (ADR)	1,313,129

	OIL & GAS - 3.1%
26,200	Eni SpA (ADR)	756,394
97,500	Statoil ASA (ADR)	1,638,000

		2,394,394

	PHARMACEUTICALS - 7.4%
103,000	Ipsen SA (ADR)	1,832,370
73,700	Ono Pharmaceutical Co. Ltd. (ADR)	685,410
16,700	Shire PLC (ADR)	3,237,462

		5,755,242

	SEMICONDUCTORS - 2.4%
18,100	NXP Semiconductors NV *	1,846,381

	SOFTWARE - 3.0%
17,000	Amadeus IT Holdings SA (ADR)	846,090
22,970	Open Text Corp.	1,489,834

		2,335,924

	TELECOMMUNICATIONS - 3.6%
10,000	Globe Telecom, Inc. (ADR)	424,950
51,000	Nippon Telegraph & Telephone Corp. (ADR)	2,336,310

		2,761,260

	TRANSPORTATION - 1.0%
5,000	Canadian Pacific Railway Ltd.	763,500

	WATER - 1.1%
96,000	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	888,960

	TOTAL COMMON STOCK (Cost $50,660,019)	60,886,474

	MONEY MARKET FUND - 21.0%
16,235,578	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)	16,235,578

	(Cost $16,235,578)

	TOTAL INVESTMENTS - 99.7% (Cost $66,895,597) (B)	$77,122,052
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%	266,022

	NET ASSETS - 100.0%	$77,388,074

*Non-income producing securities.

(ADR) American Depositary Receipt.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $67,894,305 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$11,718,488
Unrealized depreciation	(2,490,741)

Net unrealized appreciation	$9,227,747

Schedule of Investments  | International

As of September 30, 2016 (Continued)

Diversification of Assets

Country	% of Net Assets

Japan	17.5%
France	7.6%
Germany	7.5%
Canada	5.8%
Norway	4.7%
United States	4.2%
Britain	4.1%
Belgium	3.9%
Hong Kong	3.4%
Netherlands	2.4%
Ireland	2.2%
Sweden	2.2%
Singapore	1.9%
Israel	1.7%
China	1.6%
Chile	1.6%
Switzerland	1.5%
Brazil	1.1%
Spain	1.1%
Argentina	1.1%
Italy	1.0%
Philippines	0.6%

Total	78.7%
Money Market Fund	21.0%
Other Assets in Excess of Liabilities	0.3%

Grand Total	100.0%

Schedule of Investments  |  Large/Mid Cap Growth

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 70.1%
	AEROSPACE/DEFENSE - 1.9%
7,740	General Dynamics Corp.	$1,200,938

	APPAREL - 1.8%
19,930	VF Corp.	1,117,077

	AUTO PARTS & EQUIPMENT - 0.1%
1,525	Mobileye NV *	64,919

	BANKS - 2.0%
30,570	Popular, Inc.	1,168,385
1,350	Western Alliance Bancorporation *	50,679

		1,219,064

	BIOTECHNOLOGY - 4.2%
1,125	Alexion Pharmaceuticals, Inc. *	137,858
6,760	BioMarin Pharmaceutical, Inc. *	625,435
15,010	Celgene Corp. *	1,568,995
950	Incyte Corp. *	89,575
675	Intercept Pharmaceuticals, Inc. *	111,098
750	Vertex Pharmaceuticals, Inc. *	65,408

		2,598,369

	CHEMICALS - 3.5%
6,840	LyondellBasell Industries NV	551,714
13,435	Praxair, Inc.	1,623,351

		2,175,065

	COMMERCIAL SERVICES - 2.9%
920	CoStar Group, Inc. *	199,208
13,505	Euronet Worldwide, Inc. *	1,105,114
9,140	KAR Auction Services, Inc.	394,482
750	MarketAxess Holdings, Inc.	124,193

		1,822,997

	COMPUTERS - 1.4%
6,470	Electronics for Imaging, Inc. *	316,512
2,175	Fortinet, Inc. *	80,323
8,535	Manhattan Associates, Inc. *	491,787

		888,622

	DISTRIBUTION/WHOLESALE - 0.1%
1,565	HD Supply Holdings, Inc. *	50,049

	DIVERSIFIED FINANCIAL SERVICES - 3.8%
1,150	CME Group, Inc. - Class A	120,198
44,975	SEI Investments Co.	2,051,310
26,820	SLM Corp. *	200,345

		2,371,853

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.4%
3,510	Belden, Inc.	242,155

	ELECTRONICS - 4.8%
18,300	Amphenol Corp. - Class A	1,188,036
13,985	Honeywell International, Inc.	1,630,511
7,540	Trimble Navigation Ltd. *	215,342

		3,033,889

	FOOD - 6.6%
21,710	Hain Celestial Group, Inc. *	772,442
12,140	JM Smucker Co.	1,645,456
16,900	McCormick & Co., Inc.	1,688,648

		4,106,546

	HEALTHCARE - PRODUCTS - 0.1%
725	Edwards Lifesciences Corp. *	87,406

	HEALTHCARE - SERVICES - 0.7%
7,052	Centene Corp. *	472,202

Schedule of Investments  |  Large/Mid Cap Growth

As of September 30, 2016 (Continued)

Shares		Fair Value

	HOME BUILDERS - 0.8%
16,275	Toll Brothers, Inc. *	$485,972

	HOUSEWARES - 1.7%
19,942	Newell Brands, Inc.	1,050,146

	INSURANCE - 5.8%
39,380	Assured Guaranty, Ltd.	1,092,795
16,675	Chubb Ltd.	2,095,214
27,500	Radian Group, Inc.	372,625
2,850	XL Group Ltd.	95,846

		3,656,480

	LEISURE TIME - 1.4%
18,585	Brunswick Corp.	906,576

	OIL & GAS - 1.4%
1,105	Concho Resources, Inc. *	151,772
8,010	ConocoPhillips	348,195
3,820	Diamondback Energy, Inc. *	368,783

		868,750

	OIL & GAS SERVICES - 0.9%
30,670	Superior Energy Services, Inc.	548,993

	PHARMACEUTICALS - 3.9%
21,000	AbbVie, Inc.	1,324,470
14,810	Express Scripts Holding Co. *	1,044,549
1,325	Neurocrine Biosciences, Inc. *	67,098

		2,436,117

	RETAIL - 8.4%
2,310	AutoZone, Inc. *	1,774,865
9,080	Costco Wholesale Corp.	1,384,791
3,250	Dick’s Sporting Goods, Inc.	184,340
23,540	Lowe’s Cos, Inc.	1,699,823
700	Panera Bread Co. - Cl. A *	136,304
1,465	Tractor Supply Co.	98,668

		5,278,791

	SEMICONDUCTORS - 5.5%
1,505	Broadcom Ltd.	259,643
6,700	Cavium, Inc. *	389,940
1,650	Lam Research Corp.	156,271
23,075	Maxim Integrated Products, Inc.	921,385
3,800	Monolithic Power Systems, Inc.	305,900
19,680	NVIDIA Corp.	1,348,474
1,325	Qorvo, Inc. *	73,855

		3,455,468

	SOFTWARE - 4.6%
12,700	Check Point Software Technologies Ltd. *	985,647
1,325	Fidelity National Information Services, Inc.	102,065
8,870	PTC, Inc. *	393,030
15,320	SS&C Technologies Holdings, Inc.	492,538
5,050	ServiceNow, Inc. *	399,707
1,450	Tableau Software, Inc. - Cl. A *	80,141
2,375	Tyler Technologies, Inc. *	406,671

		2,859,799

	TELECOMMUNICATIONS - 0.6%
900	LogMeIn, Inc.	81,351
1,850	Palo Alto Networks, Inc. *	294,760

		376,111

	TOTAL COMMON STOCK (Cost $38,173,091)	43,374,354

Schedule of Investments  |  Large/Mid Cap Growth

As of September 30, 2016 (Continued)

Shares		Fair Value

	MASTER LIMITED PARTNERSHIPS - 0.8%
13,725	Lazard Ltd. Cl. A (Cost $673,231)	$499,041

	REITS - 0.3%
480	Equinix, Inc. (Cost $182,095)	172,920

	MONEY MARKET FUND - 29.5%
18,448,920	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)	18,448,920

	(Cost $18,448,920)

	TOTAL INVESTMENTS - 99.9% (Cost $57,477,337)(B)	$62,495,235
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	55,813

	NET ASSETS - 100.0%	$62,551,048

*Non-income producing securities.

REIT - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $57,454,537 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,178,117
Unrealized depreciation	(1,137,419)

Net unrealized appreciation	$5,040,698

Schedule of Investments  |  Small Cap Value

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 68.5%
	AEROSPACE/DEFENSE - 2.0%
28,200	Esterline Technologies Corp. *	$2,144,328

	APPAREL - 1.9%
30,655	Oxford Industries, Inc.	2,075,344

	BANKS - 11.2%
44,717	Chemical Financial Corp.	1,973,361
57,108	Columbia Banking System, Inc.	1,868,574
63,500	Glacier Bancorp, Inc.	1,811,020
62,644	Heritage Commerce Corp.	685,325
66,204	Legacy Texas Financial Group, Inc.	2,094,033
50,274	Opus Bank	1,778,191
33,654	Wintrust Financial Corp.	1,870,153

		12,080,657

	BUILDING MATERIALS - 4.9%
42,611	Apogee Enterprises, Inc.	1,904,286
73,686	Continental Building Products, Inc. *	1,546,669
30,526	Trex Co., Inc. *	1,792,487

		5,243,442

	CHEMICALS - 1.6%
59,050	A. Schulman, Inc.	1,719,536

	COMMERCIAL SERVICES - 1.8%
50,118	Kelly Services, Inc. - Cl. A	963,268
42,936	TrueBlue, Inc. *	972,930

		1,936,198

	ELECTRIC - 3.2%
29,300	ALLETE, Inc.	1,746,866
30,300	NorthWestern Corp.	1,743,159

		3,490,025

	ELECTRICAL COMPONENTS & EQUIPMENT - 2.7%
13,445	Littelfuse, Inc.	1,731,850
69,700	Novanta, Inc. *	1,209,295

		2,941,145

	ELECTRONICS - 0.8%
13,025	OSI Systems, Inc. *	851,575

	ENGINEERING & CONSTRUCTION - 2.1%
75,800	Comfort Systems USA, Inc.	2,221,698

	ENTERTAINMENT - 1.8%
57,933	International Speedway Corp.	1,936,121

	FOOD - 1.6%
14,763	J & J Snack Foods Corp.	1,758,569

	HEALTHCARE - PRODUCTS - 4.2%
35,256	CONMED Corp.	1,412,355
22,526	Integra LifeSciences Holdings Corp. *	1,859,521
50,873	Merit Medical Systems, Inc. *	1,235,705

		4,507,581

	INSURANCE - 3.9%
27,145	AMERISAFE, Inc.	1,595,583
57,729	Employers Holdings, Inc.	1,722,056
12,197	Safety Insurance Group, Inc.	819,882

		4,137,521

Schedule of Investments  |  Small Cap Value

As of September 30, 2016 (Continued)

Shares		Fair Value

	LEISURE TIME - 1.2%
88,862	ClubCorp Holdings, Inc.	$1,285,833

	MACHINERY - 1.4%
11,862	Alamo Group, Inc.	781,587
26,293	Gorman-Rupp Co.	673,364

		1,454,951

	OFFICE FURNISHINGS - 2.9%
129,300	Interface, Inc.	2,158,017
43,315	Knoll, Inc.	989,748

		3,147,765

	OIL & GAS - 5.1%
143,300	Callon Petroleum Co. *	2,249,810
32,800	RSP Permian, Inc. *	1,271,984
288,692	Synergy Resources Corp. *	2,000,636

		5,522,430

	PACKAGING & CONTAINERS - 1.7%
93,600	KapStone Paper and Packaging Corp.	1,770,912

	RETAIL - 3.6%
22,200	Lithia Motors, Inc.	2,120,544
68,200	Sonic Corp.	1,785,476

		3,906,020

	SAVINGS & LOANS - 1.6%
62,323	Berkshire Hills Bancorp, Inc.	1,726,970

	SEMICONDUCTORS - 2.0%
43,300	MKS Instruments, Inc.	2,153,309

	SOFTWARE - 2.6%
105,450	Everyday Health, Inc.*	810,910
51,121	Omnicell, Inc. *	1,957,934

		2,768,844

	TRANSPORTATION - 1.6%
89,915	Heartland Express, Inc.	1,697,595

	WATER - 1.1%
22,605	Connecticut Water Service, Inc.	1,124,147

	TOTAL COMMON STOCK (Cost $67,146,096)	73,602,516

	REITs - 7.0%
21,293	CyrusOne, Inc.	1,012,908
62,574	Easterly Government Properties, Inc.	1,193,912
75,000	STAG Industrial, Inc.	1,838,250
124,397	Summit Hotel Properties, Inc.	1,637,065
68,173	Terreno Realty Corp.	1,875,439

	TOTAL REITs (Cost $6,145,682)	7,557,574

Schedule of Investments  |  Small Cap Value

As of September 30, 2016 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 25.9%
27,854,139	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)	$27,854,139

	(Cost $27,854,139)

	TOTAL INVESTMENTS - 101.4% (Cost $101,145,917)(B)	$109,014,229
	OTHER ASSETS LESS LIABILITIES - NET - (1.4) %	(1,561,652)

	NET ASSETS - 100.0%	$107,452,577

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $101,518,135 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,850,772
Unrealized depreciation	(2,354,678)

Net unrealized appreciation	$7,496,094

Schedule of Investments  |  Large/Mid Cap Value

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 67.9%
	AEROSPACE/DEFENSE - 2.1%
24,100	General Dynamics Corp.	$3,739,356

	APPAREL - 2.3%
72,550	VF Corp.	4,066,428

	AUTO PARTS & EQUIPMENT - 1.7%
89,600	BorgWarner, Inc.	3,152,128

	BANKS - 3.6%
88,200	East West Bancorp, Inc.	3,237,822
28,886	SVB Financial Group *	3,193,059

		6,430,881

	BEVERAGES - 2.3%
45,800	Dr. Pepper Snapple Group, Inc.	4,181,998

	CHEMICALS - 2.1%
13,850	Sherwin-Williams Co.	3,831,741

	COMPUTERS - 4.3%
61,600	Amdocs Ltd.	3,563,560
36,300	DST Systems, Inc.	4,280,496

		7,844,056

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
16,000	Alliance Data Systems Corp. *	3,432,480

	ELECTRIC - 2.6%
77,600	WEC Energy Group, Inc.	4,646,688

	ELECTRONICS - 11.0%
69,500	Amphenol Corp. - Cl. A	4,511,940
84,400	Avnet, Inc.	3,465,464
125,200	FLIR Systems, Inc.	3,933,784
36,800	Honeywell International, Inc.	4,290,512
57,000	TE Connectivity, Ltd.	3,669,660

		19,871,360

	FOOD - 4.0%
15,100	JM Smucker Co.	2,046,654
52,300	McCormick & Co., Inc.	5,225,816

		7,272,470

	HEALTHCARE - PRODUCTS - 1.5%
11,900	CR Bard, Inc.	2,668,932

	INSURANCE 2.3%
33,300	Chubb Ltd.	4,184,145

	MACHINERY - 1.0%
36,800	Flowserve Corp.	1,775,232

	MISCELLANEOUS MANUFACTURING - 2.7%
50,300	AO Smith Corp.	4,969,137

Schedule of Investments  |  Large/Mid Cap Value

As of September 30, 2016 (Continued)

Shares		Fair Value

	OIL & NATURAL GAS - 5.8%
45,900	EOG Resources, Inc.	$4,438,989
39,100	Exxon Mobil Corp.	3,412,648
65,500	Marathon Petroleum Corp.	2,658,645

		10,510,282

	PHARMACEUTICALS - 3.1%
44,800	Express Scripts Holding Co. *	3,159,744
30,200	Mead Johnson Nutrition Co.	2,386,102

		5,545,846

	RETAIL - 5.9%
23,475	Advance Auto Parts, Inc.	3,500,592
50,000	Dick’s Sporting Goods, Inc.	2,836,000
42,200	Genuine Parts Co.	4,238,990

		10,575,582

	SEMICONDUCTORS - 2.8%
29,300	Broadcom Ltd.	5,054,836

	TEXTILES - 2.2%
20,100	Mohawk Industries, Inc. *	4,026,834

	TRANSPORTATION - 2.7%
49,600	Union Pacific Corp.	4,837,488

	TOTAL COMMON STOCK (Cost $99,526,373)	122,617,900

	REITs - 7.7%
41,572	Alexandria Real Estate Equities, Inc.	4,521,786
14,100	Public Storage	3,146,274
26,600	Regency Centers Corp.	2,061,234
20,500	Simon Property Group, Inc.	4,243,705

	TOTAL REITs (Cost $12,775,518)	13,972,999

	MONEY MARKET FUND - 24.6%
44,356,753	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)	44,356,753

	(Cost $44,356,753)

	TOTAL INVESTMENTS - 100.2% (Cost $156,658,644)(B)	$180,947,652
	OTHER ASSETS LESS LIABILITIES - NET - (0.2) %	(450,141)

	NET ASSETS - 100.0%	$180,497,511

* Non-income producing securities.

REITs - Real Estate Investment Trust.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $156,661,170 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$26,667,399
Unrealized depreciation	(2,380,917)

Net unrealized appreciation	$24,286,482

Schedule of Investments  |  Fixed Income

As of September 30, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 93.1%
	CORPORATE BONDS - 25.3%
$ 1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$1,046,046
1,000,000	Boardwalk Pipelines LP	5.750	9/15/2019	1,066,242
1,000,000	Broadridge Financial Solutions, Inc.	3.400	6/27/2026	1,027,768
1,000,000	CME Group, Inc.	3.000	3/15/2025	1,050,609
1,000,000	Delphi Automotive Systems Corp.	4.150	3/15/2024	1,075,150
325,000	Eaton Corp.	5.600	5/15/2018	346,547
750,000	Eaton Corp.	2.750	11/2/2022	776,390
1,000,000	Enable Midstream Partners LP	3.900	5/15/2024	934,038
1,000,000	Energy Transfer Partners LP	6.700	7/1/2018	1,073,018
500,000	Enterprise Products Operating, LLC	6.125	10/15/2039	574,982
750,000	Husky Energy, Inc.	3.950	4/15/2022	795,164
937,916	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	1,088,561
750,000	Johnson Controls, Inc.	5.000	3/30/2020	824,302
1,000,000	Kennametal, Inc.	3.875	2/15/2022	1,023,946
1,000,000	Lam Research Corp.	3.900	6/15/2026	1,043,301
800,000	LYB International Finance BV	4.000	7/15/2023	868,458
1,250,000	Pentair Finance SA	4.650	9/15/2025	1,320,564
1,000,000	Phillips 66	3.605	2/15/2025	1,007,488
1,000,000	Plains All American Pipeline LP	3.650	6/1/2022	1,014,915
1,000,000	Rio Tinto Finance USA PLC	2.875	8/21/2022	1,051,369
1,000,000	Stanley Black & Decker, Inc.	2.900	11/1/2022	1,050,259
1,200,000	Sunoco Logistics Partners LP	4.250	4/1/2024	1,248,433
750,000	Tyco Electronics Group SA	6.550	10/1/2017	788,198
1,200,000	Ventas Realty LP/CAP Corp.	3.250	8/15/2022	1,252,102
1,000,000	Zimmer Biomet Holdings, Inc.	2.700	4/1/2020	1,022,659

	TOTAL CORPORATE BONDS (Cost $23,605,691)			24,370,509

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 67.8%
	GOVERNMENT NOTES & BONDS - 36.1%
7,000,000	United States Treasury Note	1.375	4/30/2021	7,074,375
7,000,000	United States Treasury Note	1.625	2/15/2026	7,013,535
2,400,000	United States Treasury Note	2.125	8/31/2020	2,497,453
6,750,000	United States Treasury Note	2.250	11/15/2024	7,128,105
7,000,000	United States Treasury Note	3.125	5/15/2021	7,617,834
2,500,000	United States Treasury Note	4.500	2/15/2036	3,519,482

	TOTAL GOVERNMENT NOTES & BONDS (Cost $33,912,163)			34,850,784

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 31.7%
1,847	GNMA Pool 585163	5.000	2/15/2018	1,877
2,600	GNMA Pool 585180	5.000	2/15/2018	2,651
1,133	GNMA Pool 592492	5.000	3/15/2018	1,155
1,654	GNMA Pool 599821	5.000	1/15/2018	1,677
124,962	GNMA Pool 604182	5.500	4/15/2033	143,141
81,928	GNMA Pool 663776	6.500	1/15/2037	97,017
376,439	GNMA Pool 701857	4.500	5/15/2039	416,083
856,397	GNMA Pool 701961	4.500	6/15/2039	947,592
239,886	GNMA Pool 734437	4.500	5/15/2041	265,227
655,497	GNMA Pool 737556	4.500	10/15/2040	725,269
31,121	GNMA Pool 781694	6.000	12/15/2031	35,745
278,638	GNMA Pool 782916	5.500	2/15/2040	315,608
813,038	GNMA Pool 783060	4.000	8/15/2040	877,193
412,160	GNMA Pool 783403	3.500	9/15/2041	438,582
3,200,008	GNMA Pool AD 8801	3.500	3/15/2043	3,425,661
28,304	GNMA Pool G2 3584	6.000	7/20/2034	32,619
76,356	GNMA Pool G2 3612	6.500	9/20/2034	91,156
220,245	GNMA Pool G2 3625	6.000	10/20/2034	260,021
80,001	GNMA Pool G2 3637	5.500	11/20/2034	90,891
137,074	GNMA Pool G2 3665	5.500	1/20/2035	155,496
75,827	GNMA Pool G2 3679	6.000	2/20/2035	89,500
149,660	GNMA Pool G2 3711	5.500	5/20/2035	169,054

Schedule of Investments  |  Fixed Income

As of September 30, 2016 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 31.7% (Cont.)
$ 116,319	GNMA Pool G2 3865	6.000	6/20/2036	$132,807
77,190	GNMA Pool G2 3910	6.000	10/20/2036	89,724
90,041	GNMA Pool G2 4058	5.000	12/20/2037	97,815
154,212	GNMA Pool G2 4072	5.500	1/20/2038	172,523
556,615	GNMA Pool G2 4520	5.000	8/20/2039	618,514
355,246	GNMA Pool G2 4541	5.000	9/20/2039	397,247
661,244	GNMA Pool G2 4947	5.000	2/20/2041	734,638
289,323	GNMA Pool G2 5204	4.500	10/20/2041	317,514
689,958	GNMA Pool G2 752631	4.500	10/20/2040	754,238
1,580,609	GNMA Pool G2 AL 9364	3.500	3/20/2045	1,696,181
2,384,935	GNMA Pool G2 MA0155	4.000	6/20/2042	2,564,149
1,555,694	GNMA Pool G2 MA0220	3.500	7/20/2042	1,657,247
651,549	GNMA Pool G2 MA2681	5.000	3/20/2045	707,419
1,703,133	GNMA Pool G2 MA3376	3.500	1/20/2046	1,810,986
2,910,480	GNMA Pool G2 MA3663	3.500	5/20/2046	3,096,239
1,227,704	GNMA Pool G2 MA3735	3.000	6/20/2046	1,288,207
1,037,449	GNMA Pool G2 MA3736	3.500	6/20/2046	1,103,950
1,050,006	GNMA Pool G2 MA3737	4.000	6/20/2046	1,128,788
1,697,103	GNMA Pool G2 MA3803	3.500	7/20/2046	1,806,244
1,633,973	GNMA Pool G2 MA3804	4.000	7/20/2046	1,757,213

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $30,061,500)			30,514,858

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $63,973,663)			65,365,642

	TOTAL BONDS AND NOTES (Cost $87,579,354)			89,736,151

Shares

	MONEY MARKET FUND - 6.1%
5,836,698	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)			5,836,698

	(Cost $5,836,698)

	TOTAL INVESTMENTS - 99.2% (Cost $93,416,052)(B)			$95,572,849
	OTHER ASSETS LESS LIABILITIES - NET - 0.8%			793,574

	NET ASSETS - 100.0%			$96,366,423

  GNMA - Government National Mortgage Association.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $93,416,052 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,289,134
Unrealized depreciation	(132,337)

Net unrealized appreciation	$2,156,797

Schedule of Investments  |  High Yield Bond

As of September 30, 2016

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 95.8%
$ 1,000,000	AerCap Ireland Capital Ltd.	4.625	7/1/2022	$1,053,750
1,000,000	Ally Financial, Inc.	3.500	1/27/2019	1,011,250
500,000	AmeriGas Finance, LLC	7.000	5/20/2022	531,250
600,000	AmeriGas Finance, LP	5.875	8/20/2026	637,500
500,000	Amsted Industries, Inc. (A)	5.000	3/15/2022	505,000
250,000	Amsted Industries, Inc. (A)	5.375	9/15/2024	250,000
500,000	Anixter, Inc.	5.625	5/1/2019	533,125
500,000	ArcelorMittal	7.250	2/25/2022	570,000
1,000,000	Berry Plastics Corp.	5.125	7/15/2023	1,020,000
500,000	Bombardier, Inc. (A)	6.125	1/15/2023	446,250
500,000	Braskem Finance, Ltd.	6.450	2/3/2024	543,750
250,000	Calpine Corp.	5.750	1/15/2025	247,813
500,000	Cascades, Inc. (A)	5.500	7/15/2022	510,625
500,000	Cemex Finance LLC (A)	6.000	4/1/2024	513,750
500,000	Centene Corp.	6.125	2/15/2024	543,750
1,000,000	CIT Group, Inc.	3.875	2/19/2019	1,023,750
500,000	Cloud Peak Energy Resources LLC	8.500	12/15/2019	402,500
500,000	CommScope, Inc. (A)	5.000	6/15/2021	519,375
775,000	Corrections Corp. of America	4.125	4/1/2020	732,375
750,000	Covanta Holding Corp.	5.875	3/1/2024	755,625
250,000	Dana, Inc.	5.500	12/15/2024	256,250
750,000	DaVita HealthCare Partners, Inc.	5.000	5/1/2025	754,687
500,000	DCP Midstream, LLC (A)	5.850	5/21/2043	417,500
750,000	Digicel, Ltd. (A)	6.000	4/15/2021	666,300
500,000	Dollar Tree, Inc.	5.750	3/1/2023	540,625
500,000	DR Horton, Inc.	4.750	2/15/2023	545,000
500,000	DuPont Fabros Technology LP	5.875	9/15/2021	523,438
500,000	Eagle Materials, Inc.	4.500	8/1/2026	507,539
500,000	Eldorado Gold Corp. (A)	6.125	12/15/2020	506,000
750,000	Energy Transfer Equity LP	5.875	1/15/2024	781,875
500,000	Ferrellgas LP	6.750	1/15/2022	447,500
500,000	Ferrellgas LP	6.750	6/15/2023	442,500
500,000	FTI Consulting, Inc.	6.000	11/15/2022	526,875
500,000	General Cable Corp.	5.750	10/1/2022	477,500
500,000	Genesis Energy LP	5.750	2/15/2021	502,500
500,000	Genesis Energy LP	6.750	8/1/2021	517,690
500,000	Geo Group, Inc.	5.125	4/1/2023	427,500
500,000	Gibraltar Industries, Inc.	6.250	2/1/2021	518,750
500,000	Global Partners LP/ Global Finance Corp.	6.250	7/15/2022	466,250
500,000	Group 1 Automotive, Inc.	5.000	6/1/2022	504,060
1,000,000	HCA, Inc.	5.250	4/15/2025	1,068,750
500,000	Kaiser Aluminum Corp.	5.875	5/15/2024	523,750
500,000	Land O’ Lakes, Inc. (A)	6.000	11/15/2022	557,000
500,000	Legg Mason, Inc.	4.750	3/15/2026	541,283
625,000	LKQ Corp.	4.750	5/15/2023	645,312
500,000	Martin Midstream Partners LP	7.250	2/15/2021	472,500
500,000	Mednax, Inc. (A)	5.250	12/1/2023	526,875
750,000	Millicom International Cellular SA (A)	4.750	5/22/2020	761,287
500,000	Molina Healthcare, Inc.	5.375	11/15/2022	518,750
500,000	MPLX LP	4.875	6/1/2025	517,807
500,000	MPT Operating Partnership LP	5.250	8/1/2026	520,000
750,000	Navient Corp.	4.875	6/17/2019	749,062
250,000	NGL Energy Partners LP	5.125	7/15/2019	236,250
500,000	NGL Energy Partners LP	6.875	10/15/2021	476,250
250,000	NRG Energy, Inc. (A)	7.250	5/15/2026	255,625
500,000	NuStar Logistics LP	6.750	2/1/2021	541,250
500,000	NXP BV / NXP Funding, LLC (A)	4.625	6/1/2023	548,125
500,000	Omega Healthcare Investors, Inc.	5.875	3/15/2024	522,430
500,000	Omega Healthcare Investors, Inc.	4.375	8/1/2023	515,262
500,000	Oshkosh Corp.	5.375	3/1/2025	525,625
250,000	Parker Drilling Co.	7.500	8/1/2020	200,625
250,000	Parker Drilling Co.	6.750	7/15/2022	196,250

Schedule of Investments  |  High Yield Bond

As of September 30, 2016 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 95.8% (Cont.)
$ 500,000	Regency Energy Partners LP	4.500	11/1/2023	$ 504,102
750,000	Reynolds Group Issuer, Inc.	5.750	10/15/2020	774,375
500,000	Rose Rock Midstream LP	5.625	7/15/2022	462,500
500,000	Scotts Miracle-Gro Co. (A)	6.000	10/15/2023	535,000
500,000	Sealed Air Corp. (A)	5.250	4/1/2023	535,000
500,000	SemGroup LP	7.500	6/15/2021	502,500
500,000	Steel Dynamics, Inc.	5.250	4/15/2023	521,250
500,000	Suburban Propane Partners LP	5.500	6/1/2024	510,000
500,000	Summit Midstream Holdings LLC	7.500	7/1/2021	520,000
500,000	Sunoco LP Finance Corp. (A)	5.500	8/1/2020	508,750
100,000	Sunoco LP Finance Corp. (A)	6.375	4/1/2023	103,250
500,000	Targa Resources Partners LP	4.250	11/15/2023	485,625
500,000	Targa Resources Partners LP	5.375	11/15/2023	504,375
250,000	Teck Resources, LTD (A)	8.000	6/1/2021	272,500
500,000	Teleflex, Inc.	4.875	6/1/2026	518,750
500,000	Tempur Sealy International, Inc.	5.625	10/15/2023	528,750
1,000,000	Tenet Healthcare Corp.	4.375	10/1/2021	1,000,000
500,000	Tesoro Corp.	5.375	10/1/2022	521,875
391,000	Tesoro Logistics LP	5.875	10/1/2020	403,219
500,000	Toll Brothers Finance Corp.	4.875	11/15/2025	513,750
500,000	TreeHouse Foods, Inc. (A)	6.000	2/15/2024	540,625
750,000	TRI Pointe Group, Inc.	4.875	7/1/2021	770,625
500,000	Tullow Oil PLC (A)	6.000	11/1/2020	453,750
500,000	United Rentals North America, Inc.	4.625	7/15/2023	514,375
500,000	United States Steel Corp.	7.500	3/15/2022	495,000
100,000	USG Corp. (A)	5.875	11/1/2021	104,750
500,000	USG Corp.	9.500	1/15/2018	545,500
1,000,000	Valvoline, Inc. (A)	5.500	7/15/2024	1,050,000
1,000,000	VeriSign, Inc.	4.625	5/1/2023	1,018,750
500,000	Western Gas Partners LP	4.650	7/1/2026	518,441
500,000	WPX Energy, Inc.	5.250	9/15/2024	473,750
750,000	WR Grace & Co. (A)	5.125	10/1/2021	798,750

	TOTAL BONDS & NOTES (Cost $51,124,432)			51,611,732

Shares
	MONEY MARKET FUND - 3.7%
1,967,903	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (B)

	(Cost $1,967,903)			1,967,903

	TOTAL INVESTMENTS - 99.5% (Cost $53,092,335)(C)			$ 53,579,635
	OTHER ASSETS LESS LIABILITIES - NET - 0.5%			275,483

	NET ASSETS - 100.0%			$ 53,855,118

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 26.5% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2016.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $53,092,335 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,431,674
Unrealized depreciation	(944,374)

Net unrealized appreciation	$487,300

Schedule of Investments  |  Israel Common Values

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 77.7%
	AEROSPACE/DEFENSE - 3.0%
6,501	Elbit Systems Ltd.	$622,926

	APPAREL - 2.0%
14,500	Delta-Galil Industries Ltd.	409,251

	AUTO PARTS & EQUIPMENT - 1.8%
8,900	Mobileye NV *	378,873

	BANKS - 11.0%
20,500	Bank Hapoalim BM (ADR)	587,325
106,000	Bank Leumi Le-Israel BM *	402,575
33,300	First International Bank Of Israel Ltd.	425,114
215,000	Israel Discount Bank Ltd. *	395,149
36,000	Mizrahi Tefahot Bank Ltd.	457,184

		2,267,347

	BUILDING MATERIALS - 1.9%
10,500	CaesarStone Ltd. *	395,955

	COMPUTERS - 0.8%
24,210	Matrix IT Ltd.	174,344

	ELECTRIC - 0.8%
4,200	Kenon Holdings Ltd. *	48,133
2,300	Ormat Technologies, Inc.	111,360

		159,493

	ELECTRONICS - 5.0%
20,896	Ituran Location and Control Ltd.	552,908
16,500	Orbotech Ltd. *	488,565

		1,041,473

	ENERGY-ALTERNATE SOURCES - 0.0%
6,360	Energix-Renewable Energies Ltd.	4,390

	FOOD - 8.2%
17,000	Frutarom Industries Ltd.	893,926
8,500	Hashikma Marketing 2006 Ltd.	343,208
120,000	Shufersal Ltd.	461,821

		1,698,955

	HOME BUILDERS - 2.4%
1,200	Bayside Land Corp.	485,808

	OIL & NATURAL GAS - 8.8%
620,000	Avner Oil Exploration LP	430,452
85,000	Delek Drilling LP	313,758
1,786,664	Isramco Negev 2 LP	326,181
770,000	Oil Refineries Ltd. *	284,638
1,900	Paz Oil Co. Ltd.	296,943
2,100,000	Ratio Oil Exploration 1992 LP *	169,585

		1,821,557

	PHARMACEUTICALS - 1.6%
32,000	OPKO Health, Inc. *	338,880

	REAL ESTATE - 8.4%
121,000	Amot Investments Ltd.	539,519
9,100	Azrieli Group Ltd.	398,963
126,522	Jerusalem Economy Ltd. *	290,568
11,366	Melisron Ltd.	503,741

		1,732,791

Schedule of Investments  |  Israel Common Values

As of September 30, 2016 (Continued)

Shares		Fair Value

	SEMICONDUCTORS - 3.5%
7,500	Mellanox Technologies Ltd. - ADR *	$324,375
34,000	Nova Measuring Instruments Ltd. *	401,880
1	Tower Semiconductor Ltd. *	9

		726,264

	SOFTWARE - 7.4%
5,100	Check Point Software Technologies Ltd. *	395,811
9,600	CyberArk Software Ltd. *	475,872
63,783	Magic Software Enterprises Ltd.	456,049
15,900	SapiEns International Corp. N.V.	203,043

		1,530,775

	TELECOMMUNICATIONS - 9.0%
71,000	AudioCodes Ltd. *	379,140
56,000	Cellcom Israel Ltd. *	419,440
9,900	NICE Ltd. (ADR)	662,706
9,717	Silicom Ltd.	402,284

		1,863,570

	TEXTILES - 2.1%
26,100	Fox Wizel Ltd.	429,887

	TOTAL COMMON STOCK (Cost $12,001,067)	16,082,539

	REITs - 2.3%
52,000	Alony Hetz Properties & Investments Ltd. (Cost $325,311)	470,094

	MONEY MARKET FUND - 20.2%
4,178,718	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)	4,178,718

	(Cost $4,178,718)

	TOTAL INVESTMENTS - 100.2% (Cost $16,505,096) (B)	$20,731,351
	OTHER ASSETS LESS LIABILITIES - NET - (0.2) %	(36,799)

	NET ASSETS - 100.0%	$20,694,552

*Non-income producing securities.
ADR American Depositary Receipt.
REITs - Real Estate Investment Trust.
(A) Variable rate security; the rate shown represents the yield at September 30, 2016.
(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $17,722,151 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,469,720
Unrealized depreciation	(1,460,520)

Net unrealized appreciation	$3,009,200

Diversification of Assets

Country	% of Net Assets

Israel	77.6%
United States	2.2%
Singapore	0.2%

Total	80.0%
Money Market Fund	20.2%
Other Assets Less Liabilities - Net	(0.2)%

Grand Total	100.0%

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 15.9%
	AGRICULTURE - 0.1%
726	Andersons, Inc.	$26,267
1,143	Bunge Ltd.	67,700

		93,967

	CHEMICALS - 1.8%
261	Agrium, Inc.	23,670
3,930	CF Industries Holdings, Inc.	95,695
2,298	FMC Corp.	111,085
12,475	K+S AG	236,718
13,033	Mosaic Co.	318,787
10,853	Potash Corp. of Saskatchewan, Inc.	177,121
4,735	Sociedad Quimica Y Minera de Chile, SA (ADR)	127,371
3,490	Syngenta AG (ADR)	305,724

		1,396,171

	ENVIRONMENTAL CONTROL - 0.0%
1,300	Kurita Water Industries Ltd.	30,682

	FOOD - 1.5%
764	BRF (ADR)	13,034
7,477	Cal-Maine Foods, Inc.	288,164
867	Darling Ingredients, Inc. *	11,713
736	Ingredion, Inc.	97,932
8,641	Pilgrim’s Pride Corp.	182,498
3,755	Sanderson Farms, Inc.	361,719
2,849	Tyson Foods, Inc. - Cl. A	212,735

		1,167,795

	IRON/STEEL - 1.0%
1,178	Allegheny Technologies, Inc.	21,286
6,888	ArcelorMittal (ADR) *	41,604
22,100	Hitachi Metals Ltd.	268,871
1,482	Nippon Steel & Sumitomo Metal Corp.	30,097
2,640	Nucor Corp.	130,548
1,839	POSCO (ADR)	93,936
502	Reliance Steel & Aluminum Co.	36,159
8,194	Severstal PAO (GDR)	98,902
841	Steel Dynamics, Inc.	21,017
2,358	ThyssenKrupp AG	56,231
1,660	United States Steel Corp.	31,308

		829,959

	MACHINERY - CONSTRUCTION & MINING - 0.1%
2,525	Joy Global, Inc.	70,044

	MACHINERY - DIVERSIFIED - 0.5%
4,531	AGCO Corp.	223,469
10,000	Kubota Corp.	149,459

		372,928

	MINING - 4.1%
1,174	Agnico Eagle Mines Ltd.	63,607
8,885	Anglo American PLC *	111,677
1,459	AngloGold Ashanti Ltd. (ADR) *	23,227
2,159	Antofagasta PLC	14,696
7,471	BHP Billiton Ltd.	258,870
234	BHP Billiton PLC (ADR)	7,109
451	Cameco Corp.	3,861
6,657	Cia De Minas Buenaventura (ADR) *	92,133
1,877	Coeur Mining, Inc. *	22,205

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2016 (Continued)

Shares		Fair Value

	MINING - 4.1% (Continued)
600	Detour Gold Corp. *	$13,029
6,686	Eldorado Gold Corp. *	26,276
4,798	First Quantum Minerals Ltd.	39,647
1,655	Franco-Nevada Corp.	115,635
1,351	Freeport-McMoRan, Inc.	14,672
45,088	Glencore PLC *	124,255
17,323	Gold Fields Ltd. (ADR)	84,016
1,417	Goldcorp, Inc.	23,409
7,062	Kinross Gold Corp. *	29,731
20,700	Lundin Mining Corp. *	81,745
3,400	Mitsubishi Materials Corp.	91,996
30,752	MMC Norilsk Nickel PJSC (ADR)	491,417
4,211	New Gold, Inc. *	18,318
4,401	Newmont Mining Corp.	172,915
1,708	Pan American Silver Corp.	30,095
1,918	Randgold Resources Ltd. (ADR)	191,934
8,743	Rio Tinto PLC (ADR)	292,016
900	Royal Gold, Inc.	69,687
5,502	Southern Copper Corp.	144,703
25,000	Sumitomo Metal Mining Co. Ltd.	342,295
6,100	Tahoe Resources, Inc.	78,069
2,643	Teck Resources Ltd.	47,561
21,857	Turquoise Hill Resources Ltd. *	64,915
4,405	Yamana Gold, Inc.	18,986

		3,204,707

	OIL & GAS - 5.0%
492	Anadarko Petroleum Corp.	31,173
712	Apache Corp.	45,475
3,500	ARC Resources Ltd	63,196
3,170	Cabot Oil & Gas Corp.	81,786
7,967	Canadian Natural Resources Ltd.	255,263
5,866	Cenovus Energy, Inc.	84,045
901	Chesapeake Energy Corp. *	5,649
293	Cimarex Energy Co.	39,370
2,824	ConocoPhillips	122,759
4,400	Crescent Point Energy Corp.	57,919
2,320	Devon Energy Corp.	102,335
544	Diamondback Energy, Inc. *	52,518
1,026	Ecopetrol SA (ADR) *	8,988
1,870	Encana Corp.	19,579
1,233	Ensco PLC - Cl. A	10,481
1,001	EQT Corp.	72,693
1,529	Gulftport Energy Corp. *	43,194
1,004	Helmerich & Payne, Inc.	67,569
590	Hess Corp.	31,636
57,100	Inpex Corp.	512,668
11,864	Lukoil PJSC (ADR)	577,658
7,920	Marathon Oil Corp.	125,215
1,821	Murphy Oil Corp.	55,358
1,611	Newfield Exploration Co. *	70,014
4,903	Noble Corp. PLC	31,085
647	Noble Energy, Inc.	23,124
1,840	Novatek OJSC (GDR)	202,400
1,087	Occidental Petroleum Corp.	79,264
3,913	Petroleo Brasileiro SA (ADR) *	36,508
2,100	Peyto Exploration & Development Corp.	58,834
244	Pioneer Natural Resources Co.	45,299
159	PrairieSky Royalty Ltd.	3,236
2,659	QEP Resources, Inc.	51,930
1,297	Range Resources Corp.	50,259
58,714	Rosneft Oil Company (GDR)	320,578
1,829	Southwestern Energy Co. *	25,313
19,620	Statoil ASA (ADR)	329,616
1,900	Suncor Energy, Inc.	52,652
2,200	Tourmaline Oil Corp. *	59,493
2,350	Transocean Ltd. *	25,051
971	YPF SA (ADR)	17,692

		3,948,875

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2016 (Continued)

Shares		Fair Value

	OIL & GAS SERVICES - 1.4%
3,073	Baker Hughes, Inc.	$155,094
439	Core Laboratories NV	49,313
764	Dril-Quip, Inc. *	42,585
7,918	FMC Technologies, Inc. *	234,927
2,900	Halliburton Co.	130,152
3,527	National Oilwell Varco, Inc.	129,582
1,700	Oceaneering International, Inc.	46,767
3,194	Schlumberger Ltd.	251,176
1,256	Technip SA	77,166

		1,116,762

	WATER - 0.4%
1,420	American Water Works Co.	106,273
12,830	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	118,808
963	Severn Trent PLC	31,336
2,116	United Utilities Group PLC	27,569

		283,986

	TOTAL COMMON STOCK (Cost $13,056,989)	12,515,876

	EXCHANGE TRADED FUNDS - 14.4%
44,300	iShares Silver Trust *	806,260
153,300	PowerShares DB Agriculture Fund *	3,062,934
90,400	PowerShares DB Base Metals Fund *	1,270,120
167,200	PowerShares DB Commodity Index Tracking Fund *	2,509,672
103,700	PowerShares DB Energy Fund *	1,282,769
56,300	PowerShares DB US Dollar Endex Bearish Fund *	1,243,667
9,050	SPDR Gold Shares *	1,137,042

	TOTAL EXCHANGE TRADED FUNDS (Cost $12,231,705)	11,312,464

	REITs - 15.4%
2,230	American Campus Communities, Inc.	113,440
5,900	Apartment Investment & Management Co.	270,869
2,050	AvalonBay Communities, Inc.	364,572
4,600	Boston Properties, Inc.	626,934
29,000	DDR Corp.	505,470
15,900	DiamondRock Hospitality Co.	144,690
9,000	Douglas Emmett, Inc.	329,670
4,833	Education Realty Trust, Inc.	208,496
2,600	Equity Lifestyle Properties, Inc.	200,668
10,600	Equity Residential	681,898
954	Essex Property Trust, Inc.	212,456
3,800	Extra Space Storage, Inc.	301,758
1,700	Federal Realty Investment Trust	261,681
18,100	FelCor Lodging Trust, Inc.	116,383
17,600	Hospitality Properties Trust	523,072
14,900	Kimco Realty Corp.	431,355
4,563	Macerich Co.	369,010
3,708	Mid-America Apartment Communities, Inc.	348,515
6,100	National Retail Properties, Inc.	310,185
15,294	Prologis, Inc.	818,841
2,200	PS Business Parks, Inc.	249,854
1,400	Public Storage	312,396
3,243	Rayonier, Inc.	86,069
3,200	Regency Centers Corp.	247,968
5,629	Simon Property Group, Inc.	1,165,259
6,350	SL Green Realty Corp.	686,435
9,300	Summit Hotel Properties, Inc.	122,388
2,500	Taubman Centers, Inc.	186,025
12,300	UDR, Inc.	442,677
5,359	Ventas, Inc.	378,506
10,300	Weingarten Realty Investors	401,494
4,100	Welltower, Inc.	306,557
13,000	Weyerhaeuser Co.	415,220

	TOTAL REITS (Cost $9,181,091)	12,140,811

Schedule of Investments  |  Defensive Strategies Fund

As of September 30, 2016 (Continued)

Par Value		Coupon Rate %	Maturity	Fair Value

	BONDS & NOTES - 33.3%
	COPORATE BONDS - 1.8%
$ 400,000	Energy Transfer Partners LP	6.700	7/1/2018	$429,207
400,000	LYB International Finance BV	4.000	7/15/2023	434,229
500,000	Welltower, Inc.	3.750	3/15/2023	525,800

	TOTAL CORPORATE BONDS (Cost $1,316,688)			1,389,236

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 1.5%
250,086	GNMA Pool 4947	5.000	2/20/2041	277,844
289,323	GNMA Pool 5204	4.500	10/20/2041	317,513
520,283	GNMA Pool MA0155	4.000	6/20/2042	559,380

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $1,128,137)			1,154,737

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 30.0%
1,300,000	TIPS	0.125	4/15/2019	1,358,214
2,495,000	TIPS	1.375	1/15/2020	2,949,492
40,000	TIPS	1.250	7/15/2020	47,182
3,140,000	TIPS	1.125	1/15/2021	3,678,680
2,770,000	TIPS	0.125	1/15/2023	2,935,851
3,230,000	TIPS	0.625	1/15/2024	3,497,732
1,460,000	TIPS	2.375	1/15/2025	2,222,619
700,000	TIPS	2.000	1/15/2026	997,690
200,000	TIPS	2.375	1/15/2027	292,943
950,000	TIPS	1.750	1/15/2028	1,278,479
1,350,000	TIPS	2.500	1/15/2029	1,922,987
1,660,000	TIPS	2.125	2/15/2041	2,453,132

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $23,053,725)			23,635,001

	TOTAL BONDS AND NOTES (Cost $25,498,550)			26,178,974

Shares
	WARRANTS - 0.00%
312	Hycroft Mining Corp. * (Cost $54,161)			0

Ounces
	ALTERNATIVE INVESTMENTS - 12.7%
6,743	Gold Bars *			8,887,355
57,827	Silver Bars *			1,109,945

	TOTAL ALTERNATIVE INVESTMENTS (Cost $8,900,255)			9,997,300

Shares
	MONEY MARKET FUND - 8.2%
6,492,485	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)			6,492,485

	(Cost $6,492,485)

	TOTAL INVESTMENTS - 99.9% (Cost $75,415,236) (B)			$78,637,910
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%			96,265

	NET ASSETS - 100.0%			$78,734,175

ADR - American Depositary Receipt.

GNMA - Government National Mortgage Association.

ETF - Exchange Traded Fund.

REITs - Real Estate Investment Trust.

GDR - Global Depositary Receipt.

* Non-income producing securities/investments.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $73,050,886 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$ 9,525,865
Unrealized depreciation	(3,938,841)

Net unrealized appreciation	$ 5,587,024

Schedule of Investments  |  Strategic Growth

As of September 30, 2016

Shares		Fair Value

	MUTUAL FUNDS - 91.7% (A)
135,983	Timothy Plan Aggressive Growth Fund	$927,402
785,176	Timothy Plan Defensive Strategies Fund *	9,021,668
114,951	Timothy Plan Emerging Markets Fund *	926,507
493,062	Timothy Plan Fixed Income Fund	5,162,357
569,346	Timothy Plan Growth & Income Fund	6,126,161
273,492	Timothy Plan High Yield Bond Fund	2,491,510
514,732	Timothy Plan International Fund	4,390,667
90,290	Timothy Plan Israel Common Values Fund *	1,124,108
340,307	Timothy Plan Large/Mid Cap Growth Fund	2,538,691
161,372	Timothy Plan Large/Mid-Cap Value Fund	2,767,529
79,114	Timothy Plan Small-Cap Value Fund	1,352,060

	TOTAL MUTUAL FUNDS (Cost $36,638,616)	36,828,660

	MONEY MARKET FUND - 8.4%
3,388,022	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (B)	3,388,022

	(Cost $3,388,022)

	TOTAL INVESTMENTS - 100.1% (Cost $40,026,638) (C)	$40,216,682
	OTHER ASSETS LESS LIABILITIES - NET - (0.1) %	(36,812)

	NET ASSETS - 100.0%	$40,179,870

* Non-income producing securities.

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2016.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $40,264,916 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$ 666,269
Unrealized depreciation	(714,503)

Net unrealized depreciation	$ (48,234)

Schedule of Investments  |  Conservative Growth

As of September 30, 2016

Shares		Fair Value

	MUTUAL FUNDS - 88.2% (A)
122,318	Timothy Plan Aggressive Growth Fund	$834,207
866,321	Timothy Plan Defensive Strategies Fund *	9,954,026
120,632	Timothy Plan Emerging Markets Fund *	972,295
1,330,529	Timothy Plan Fixed Income Fund	13,930,639
768,193	Timothy Plan Growth & Income Fund	8,265,753
261,362	Timothy Plan High Yield Bond Fund	2,381,011
545,728	Timothy Plan International Fund	4,655,064
121,824	Timothy Plan Israel Common Values Fund *	1,516,705
275,570	Timothy Plan Large/Mid Cap Growth Fund	2,055,751
137,102	Timothy Plan Large/Mid-Cap Value Fund	2,351,298
98,534	Timothy Plan Small-Cap Value Fund	1,683,944

	TOTAL MUTUAL FUNDS (Cost $48,414,552)	48,600,693

	MONEY MARKET FUND - 11.9%
6,566,087	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (B)	6,566,087

	(Cost $6,566,087)

	TOTAL INVESTMENTS - 100.1% (Cost $54,980,639) (C)	$55,166,780
	OTHER ASSETS LESS LIABILITIES - NET - (0.1) %	(32,872)

	NET ASSETS - 100.0%	$55,133,908

* Non-income producing securities.

(A) Affiliated Funds - Class A.

(B) Variable rate security; the rate shown represents the yield at September 30, 2016.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $55,142,041 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$ 761,216
Unrealized depreciation	(736,477)

Net unrealized appreciation	$ 24,739

Schedule of Investments | Emerging Markets

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 77.2%
	AEROSPACE/DEFENSE - 2.4%
12,211	Embraer SA (ADR)	$210,762

	AGRICULTURE - 0.7%
5,029	Adecoagro SA *	57,381

	AIRLINES - 2.6%
2,613	Copa Holdings SA - Cl. A	229,761

	APPAREL - 1.6%
34,000	Yue Yuen Industrial Holdings Ltd.	140,279

	AUTO MANUFACTURERS - 1.6%
3,700	Kia Motors Corp.	141,603

	AUTO PARTS & EQUIPMENT - 3.1%
2,268	China Tuchai International Ltd.	24,608
989	Hyundai Mobis Co. Ltd.	246,947

		271,555

	BANKS - 15.0%
35,072	AkBank TAS	93,971
22,600	Banco do Brasil SA	159,717
17,500	Bangkok Bank PCL	82,071
7,888	Erste Group Bank AG	233,714
18,990	Grupo Aval Acciones y Valores SA (ADR)	167,682
17,800	Kasikornbank PCL (ADR)	96,320
20,423	Sberbank of Russia (ADR)	192,385
5,639	Standard Chartered PLC *	46,023
34,666	Turkiye Garanti Bankasi AS	91,844
98,109	Turkiye Vakiflar Bankasi Tao	150,072

		1,313,799

	BUILDING MATERIALS - 3.6%
31,240	Cemex SAB de CV (ADR) *	248,042
85,571	Urbi Desarrollos Urbanos SAB de CV * (A)	62,295

		310,337

	CHEMICALS - 0.6%
44,900	Synthos SA *	51,031

	COMMERCIAL SERVICES - 3.2%
23,500	Estacio Participacoes SA	129,477
42,900	ITE Group PLC	90,557
12,300	Kroton Educacional SA	56,411

		276,445

	COMPUTERS - 1.0%
24,593	DataTec Ltd.	86,738

	DIVERSIFIED FINANCIAL SERVICES - 4.2%
5,221	Hana Financial Group, Inc.	132,024
3,100	KB Financial Group, Inc.	106,537
3,420	Shinhan Financial Group Co. Ltd.	124,677

		363,238

	ELECTRIC - 4.0%
5,180	Cia Paranaense de Energia (ADR)	53,717
8,600	Cia Paranaense de Energia	55,774
1,284,162	Enersis Chile SA	118,299
4,919	Reliance Infrastructure Ltd. (GDR)	122,483

		350,273

	Engineering & Construction - 0.8%
16,271	TAV Havalimanlari Holding AS	67,075

	FOOD - 3.6%
855	Binggrae Co. Ltd.	46,191
194,000	First Pacific Co. Ltd.	138,072
82,000	Marfrig Global Foods SA *	131,499

		315,762

	HOLDING COMPANIES - 1.3%
336,900	Jasmine Broadband Internet Infrastructure Fund	113,758

Schedule of Investments | Emerging Markets

As of September 30, 2016 (Continued)

Shares		Fair Value

	IRON/STEEL - 2.4%
571	POSCO	$117,689
4,458	Ternium SA (ADR)	87,511

		205,200

	MULTI-NATIONAL - 1.0%
3,062	Banco Latinoamericano de Comercio Exterior SA	86,287

	OIL & GAS - 4.8%
6,624	Lukoil PJSC (ADR)	322,788
12,101	Petroleo Brasileiro SA (ADR) *	100,559

		423,347

	RETAIL - 8.2%
16,061	Arcos Dorados Holdings, Inc. *	84,641
1,828,000	Bosideng International Holdings Ltd.	164,983
171,200	Chow Tai Fook Jewellery Group Ltd.	124,494
124,500	Lifestyle China Group Ltd. *	37,723
124,500	Lifestyle International Holdings Ltd.	170,474
54,000	Luk Fook Holdings International Ltd. *	132,285

		714,600

	SEMICONDUCTORS - 2.3%
136	Samsung Electronics Co., Ltd.	197,329

	TELECOMMUNICATIONS - 6.6%
17,978	Empresa Nacional de Telecomunicaciones SA *	175,469
1,404	Mobile TeleSystems PJSC (ADR)	10,713
45,701	Mobile TeleSystems PJSC	164,976
7,163	TIM Participacoes SA (ADR)	87,675
678,775	XL Axiata TBK PT *	140,425

		579,258

	TEXTILES - 1.0%
119,500	Weiqiao Textile Co.	84,895

	TRANSPORTATION - 1.6%
29,577	Globaltrans Investment PLC (GDR)	139,011

	TOTAL COMMON STOCK (Cost $7,815,758)	6,729,724

	PREFERRED STOCK - 9.0%
30,900	Alpargatas SA	92,733
11,782	Banco Bradesco SA	108,578
15,300	Cia Brasileira de Distribuicao	251,762
2,781	Cia Paranaense de Energia	28,967
1,914	Hyundai Mobis Co. Ltd.	174,656
278,077	Surgutneftegas OJSC	128,399

	TOTAL PREFERRED STOCK (Cost $742,412)	785,095

	REITs - 6.4%
205,704	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	208,398
144,825	Macquarie Mexico Real Estate Management SA de CV	177,650
107,454	PLA Administradora Industrial S de RL de CV	178,225

	TOTAL REITs (Cost $592,168)	564,273

	MONEY MARKET FUND - 7.0%
607,641	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (B)
	(Cost $607,641)	607,641

	TOTAL INVESTMENTS - 99.6% (Cost $9,757,979) (C)	$8,686,733
	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	31,220

	NET ASSETS - 100.0%	$8,717,953

* Non-income producing securities.

ADR-American Depositary Receipt

* Non-income producing securities.

GDR-Global Depositary Receipt

REITs - Real Estate Investment Trust

Schedule of Investments | Emerging Markets

As of September 30, 2016 (Continued)

(A) Illiquid security; the Advisor has determined the security to be illiquid. At September 30, 2016 the securities amounted to 0.7% of net assets.

(B) Variable rate security; the rate shown represents the yield at September 30, 2016.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,812,320 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$511,956
Unrealized depreciation	(1,637,543)

Net unrealized depreciation	$(1,125,587)

Diversification of Assets

Country	% of Net Assets

Brazil	16.8%
South Korea	14.8%
Hong Kong	10.4%
Russia	9.4%
Mexico	7.6%
Turkey	7.0%
Panama	3.6%
Chile	3.4%
Thailand	3.3%
Austria	2.7%
Colombia	1.9%
Indonesia	1.6%
Cyprus	1.6%
Britain	1.6%
India	1.4%
Luxembourg	1.0%
China	1.0%
South Africa	1.0%
Uruguay	1.0%
Argentina	0.6%
Poland	0.6%
Singapore	0.3%

Total	92.6%
Money Market Fund	7.0%
Other Assets in Excess of Liabilities - Net	0.4%

Grand Total	100.0%

Schedule of Investments | Growth & Income

As of September 30, 2016

Shares		Fair Value

	COMMON STOCK - 40.7%
	AUTO PARTS & EQUIPMENT - 1.0%
12,000	Goodyear Tire & Rubber Co.	$387,600

	BEVERAGES - 1.2%
5,300	Dr Pepper Snapple Group, Inc.	483,943

	CHEMICALS - 2.1%
4,700	Celanese Corp.	312,832
9,000	Innospec, Inc.	547,290

		860,122

	COMMERCIAL SERVICES - 1.3%
8,000	Deluxe Corp.	534,560

	COMPUTERS - 1.1%
10,000	Leisdos Holdings, Inc.	432,800

	DISTRIBUTION/WHOLESALE - 0.7%
7,900	Ingram Micro, Inc.	281,714

	ELECTRIC - 1.4%
7,500	IDACORP, Inc.	587,100

	ELECTRONICS - 2.4%
2,900	Arrow Electronics, Inc. *	185,513
27,000	Orbotech Ltd. *	799,470

		984,983

	FOOD - 2.5%
8,000	Cal-Maine Foods, Inc.	308,320
3,000	Ingredion, Inc.	399,180
3,500	Sanderson Farms, Inc.	337,155

		1,044,655

	GAS - 1.0%
18,500	CenterPoint Energy, Inc.	429,755

	HOME BUILDERS - 0.8%
10,000	Meritage Homes Corp. *	347,000

	HOME FURNISHINGS - 0.9%
4,500	American Woodmark Corp. *	362,565

	HOUSEHOLD PRODUCTS/WARES - 2.9%
21,000	ACCO Brands Corp. *	202,440
6,000	Avery Dennison Corp.	466,740
6,000	Helen of Troy Ltd. *	517,020

		1,186,200

	INSURANCE - 3.0%
8,000	American Financial Group, Inc.	600,000
6,600	Argo Group International Holdings Ltd.	372,372
2,200	Chubb Ltd.	276,430

		1,248,802

Schedule of Investments | Growth & Income

As of September 30, 2016 (Continued)

Shares		Fair Value

	MINING - 3.5%
9,000	Agnico Eagle Mines Ltd.	$487,620
10,000	Newmont Mining Corp.	392,900
21,000	Silver Wheaton Corp.	567,630

		1,448,150

	MISCELLANEOUS MANUFACTURER - 1.0%
15,000	Smith & Wesson Holding Corp. *	398,850

	OIL & GAS - 4.0%
6,000	Exxon Mobil Corp.	523,680
7,000	HollyFrontier Corp.	171,500
6,000	Tesoro Corp.	477,360
9,000	Valero Energy Corp.	477,000

		1,649,540

	OIL & GAS SERVICES - 1.2%
100,000	McDermott International, Inc. *	501,000

	PACKAGING & CONTAINERS - 0.5%
3,400	Crown Holdings, Inc. *	194,106

	PHARMACEUTICALS - 0.9%
15,000	Omega Protein Corp. *	350,550

	RETAIL - 1.9%
20,000	Express, Inc. *	235,800
8,000	Foot Locker, Inc.	541,760

		777,560

	SHIPBUILDING - 1.3%
3,500	Huntington Ingalls Industries, Inc.	536,970

	SOFTWARE - 2.5%
12,500	Ebix, Inc.	710,625
2,900	Synnex Corp.	330,919

		1,041,544

	TELECOMMUNICATIONS - 1.6%
100,000	Vonage Holdings Corp. *	661,001

	TOTAL COMMON STOCK (Cost $14,595,489)	16,731,070

	EXCHANGE TRADED FUNDS - 3.4%
30,000	iShares Gold Trust *	380,700
30,000	iShares Silver Trust *	546,000
3,700	SPDR Gold Shares *	464,868

	TOTAL EXCHANGE TRADED FUNDS (Cost $1,163,723)	1,391,568

	REITs - 4.1%
34,000	Brandywine Realty Trust	531,080
35,000	Chimera Investment Corp.	558,250
25,000	Government Properties Income Trust	565,500

	TOTAL REITs (Cost $1,650,791)	1,654,830

Schedule of Investments | Growth & Income

As of September 30, 2016 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 47.0%
	CORPORATE BONDS - 1.2%
$ 250,000	ConocoPhillips Co.	3.350	11/15/2024	$256,395
250,000	Exxon Mobil Corp.	2.709	3/6/2025	257,171

	TOTAL CORPORATE BONDS (Cost $505,296)			513,566

	GOVERNMENT NOTES & BONDS - 45.8%
500,000	Federal Home Loan Banks	3.000	4/18/2031	500,020
3,000,000	United States Treasury Note	0.875	11/30/2016	3,003,324
2,000,000	United States Treasury Note	1.000	3/31/2017	2,005,151
2,000,000	United States Treasury Note	1.000	9/15/2017	2,006,484
2,000,000	United States Treasury Note	1.000	2/15/2018	2,007,891
500,000	United States Treasury Note	1.000	3/15/2018	502,041
1,000,000	United States Treasury Note	1.250	1/31/2019	1,009,864
2,000,000	United States Treasury Note	1.625	8/15/2022	2,036,485
2,000,000	United States Treasury Note	1.750	5/15/2023	2,045,391
1,000,000	United States Treasury Note	3.875	8/15/2040	1,304,961
1,000,000	United States Treasury Note	3.125	2/15/2042	1,165,039
1,250,000	United States Treasury Note	2.250	8/15/2046	1,227,393

	TOTAL GOVERNMENT NOTES & BONDS (Cost 18,222,177)			18,814,044

	TOTAL BONDS & NOTES (Cost $18,727,473)			19,327,610

Shares	MONEY MARKET FUND - 4.5%
1,868,962	Fidelity Institutional Money Market Funds - Government Portfolio, 0.27% (A)			1,868,962

	(Cost $1,868,962)

	TOTAL INVESTMENTS - 99.7% (Cost $38,006,438)(B)			$40,974,040
	OTHER ASSETS LESS LIABILITIES - NET - 0.3%			133,193

	NET ASSETS - 100.0%			$41,107,233

REITs - Real Estate Investment Trust.

* Non-income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2016.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $38,005,890 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,516,041
Unrealized depreciation	(547,891)

Net unrealized appreciation	$2,968,150

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2016

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$23,831,145	$66,895,597	$57,477,337	$101,145,917	$156,658,644	$93,416,052

Investments, at value	$24,761,182	$77,122,052	$62,495,235	$109,014,229	$180,947,652	$95,572,849
Cash	614	-	1,338	-	14,939	-
Dividends and interest receivable	7,024	73,387	23,220	46,555	154,734	546,406
Receivable for fund shares sold	4,680	217,775	63,394	122,041	197,671	353,834
Receivable for securities sold	502,212	-	151,195	-	285,135	-
Receivable for foreign tax reclaims	-	111,239	-	-	-	-
Prepaid expenses and other assets	16,466	15,407	16,506	14,851	21,101	15,678

Total Assets	25,292,178	77,539,860	62,750,888	109,197,676	181,621,232	96,488,767

LIABILITIES:
Payable for fund shares redeemed	33,990	39,372	20,254	67,794	146,892	31,264
Payable to related parties	3,745	14,734	15,349	18,898	32,859	17,994
Accrued advisory fees	14,271	59,179	40,751	70,047	119,532	30,388
Accrued 12b-1 fees	6,624	17,617	16,865	27,285	47,835	24,705
Payable for securities purchased	176,613	-	79,390	1,529,564	751,897	-
Accrued expenses and other liabilities	27,706	20,884	27,231	31,511	24,706	17,993

Total Liabilities	262,949	151,786	199,840	1,745,099	1,123,721	122,344

Net Assets	$25,029,229	$77,388,074	$62,551,048	$107,452,577	$180,497,511	$96,366,423

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$26,192,171	$84,010,965	$57,621,657	$98,387,545	$153,948,781	$94,450,302
Accumulated net investment income (loss)	(112,683)	(274,483)	(214,045)	(102,740)	(69,271)	324,438
Accumulated net realized gain (loss) from investments	(1,980,296)	(16,574,863)	125,538	1,299,460	2,329,773	(565,114)
Net unrealized appreciation (depreciation) on investments	930,037	10,226,455	5,017,898	7,868,312	24,288,228	2,156,797

Net Assets	$25,029,229	$77,388,074	$62,551,048	$107,452,577	$180,497,511	$96,366,423

Class A
Net Assets	$21,208,862	$70,012,865	$53,827,367	$94,871,094	$154,260,321	$86,141,547
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,111,909	8,206,258	7,210,672	5,551,569	8,993,910	8,223,607
Net Asset Value, offering price and redemption price per share	$6.82	$8.53	$7.46	$17.09	$17.15	$10.47

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$7.22	$9.03	$7.89	$18.08	$18.15	$10.96	*

Class C
Net Assets	$3,425,549	$4,494,916	$7,635,760	$10,257,243	$20,854,763	$9,660,493
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	600,362	544,951	1,223,633	782,788	1,458,005	956,985
Net Asset Value, offering price and redemption price per share	$5.71	$8.25	$6.24	$13.10	$14.30	$10.09

Minimum Redemption Price Per Share (NAV * 0.99)	$5.65	$8.17	$6.18	$12.97	$14.16	$9.99

Class I
Net Assets	$394,818	$2,880,293	$1,087,921	$2,324,240	$5,382,427	$564,383
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	57,339	336,719	144,242	134,801	311,712	54,239
Net Asset Value, offering price and redemption price per share	$6.89	$8.55	$7.54	$17.24	$17.27	$10.41

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (Continued)

September 30, 2016

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund	Growth & Income Fund

ASSETS:
Investments, at cost	$53,092,335		$16,505,096	$66,514,981	$40,026,638	*	$54,980,639	*	$9,757,979	$38,006,438

Investments, at value	$53,579,635		$20,731,351	$68,640,610	$40,216,682		$55,166,780		$8,686,733	$40,974,040
Gold and Silver Investments, at fair value (Cost $8,900,255)	-		-	9,997,300	-		-		-	-
Cash	-		-	73	-		-		-	930
Canadian (CAN)(Cost $167)	-		-	-	-		-		-	-
Brazilian Real (BRL)(Cost $749)	-		-	-	-		-		749	-
Hong Kong Dollar (HKD)(Cost $12,768)	-		-	-	-		-		12,768	-
Thai Bhat (THB)(Cost $2,139)	-		-	-	-		-		2,139	-
Dividends and interest receivable	785,045		13,397	155,357	50,809		79,647		5,075	82,732
Receivable for fund shares sold	109,070		23,088	46,929	10,043		41,573		70,681	115,827
Receivable for securities sold	-		-	-	-		-		8,867	-
Deposit with broker	-		-	39,745	-		-		-	-
Receivable for foreign tax reclaims	-		-	9,946	-		-		-	809
Prepaid expenses and other assets	18,661		20,414	21,493	13,329		16,929		23,209	16,977

Total Assets	54,492,411		20,788,250	78,911,453	40,290,863		55,304,929		8,810,221	41,191,315

LIABILITIES:
Payable to Custodian	-		-	-	-		-		35,677	-
Payable for securities purchased	500,000		-	-	50,031		78,066		9,034	-
Payable for fund shares redeemed	63,801		40,190	87,080	1,989		22,230		3,476	11,144
Payable to related parties	9,256		6,754	11,285	8,279		11,577		1,475	8,145
Accrued advisory fees	24,279		16,811	35,433	21,425		29,366		8,105	26,972
Accrued 12b-1 fees	12,532		6,586	19,328	4,021		6,034		2,186	9,955
Accrued expenses and other liabilities	27,425		23,357	24,152	25,248		23,748		32,315	27,866

Total Liabilities	637,293		93,698	177,278	110,993		171,021		92,268	84,082

Net Assets	$53,855,118		$20,694,552	$78,734,175	$40,179,870		$55,133,908		$8,717,953	$41,107,233

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$55,910,635		$18,694,262	$76,473,289	$41,719,737		$55,428,427		$11,413,068	$40,406,950
Accumulated net investment income (loss)	85,705		(895,856)	2,970,065	(210,011)		(226,602)		3,627	1,949
Accumulated net realized loss from investments	(2,628,522)		(1,330,121)	(3,931,069)	(1,519,900)		(254,058)		(1,628,397)	(2,269,268)
Net unrealized appreciation (depreciation) investments	487,300		4,226,267	3,221,890	190,044		186,141		(1,070,345)	2,967,602

Net Assets	$53,855,118		$20,694,552	$78,734,175	$40,179,870		$55,133,908		$8,717,953	$41,107,233

Class A
Net Assets	$49,186,933		$16,030,413	$68,706,348	$32,799,888		$44,436,501		$7,117,551	$36,485,639
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,399,927		1,287,260	5,978,900	3,755,684		4,417,608		882,533	3,390,335
Net Asset Value, offering price and redemption price per share	$9.11		$12.45	$11.49	$8.73		$10.06		$8.06	$10.76

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.54	*	$13.17	$12.16	$9.24		$10.65		$8.53	$11.39

Class C
Net Assets	$3,107,770		$4,144,442	$9,629,606	$7,379,983		$10,697,407		$896,839	$3,028,150
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	337,248		345,185	870,130	927,932		1,153,449		113,865	286,893
Net Asset Value, offering price and redemption price per share	$9.22		$12.01	$11.07	$7.95		$9.27		$7.88	$10.55

Minimum Redemption Price Per Share (NAV * 0.99)	$9.13		$11.89	$10.96	$7.87		$9.18		$7.80	$10.44

Class I
Net Assets	$1,560,415		$519,697	$398,221	$-				$703,563	$1,593,444
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	171,109		41,583	34,611	-		-		86,795	147,393
Net Asset Value, offering price and redemption price per share	$9.12		$12.50	$11.51	$-		$-		$8.11	$10.81

*	Investments includes investments in affiliates with costs of $36,638,616 and $48,414,552 for Strategic Growth Fund and Conservative Growth Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2016

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

Investment Income:
Interest income	$10,394	$29,129	$32,667	$38,624	$84,466	$2,105,394
Dividend Income	210,355	1,394,907	705,051	1,254,335	2,454,899	-
Foreign tax withheld	(4,272)	(208,471)	(4,644)	-	(11,489)	-

Total Investment Income	216,477	1,215,565	733,074	1,292,959	2,527,876	2,105,394

Operating Expenses:
Investment advisory fees	191,075	733,787	533,369	785,011	1,454,338	516,566
12b-1 Fees:
Class A	46,823	165,974	136,326	203,409	367,982	191,434
Class C	34,451	47,601	71,846	93,422	196,176	91,787
Administration fees	47,656	157,090	136,720	196,600	364,686	182,696
Registration fees	28,271	25,481	29,230	25,381	27,844	44,055
Custody fees	15,917	12,766	13,692	19,126	23,845	16,047
Non 12b-1 shareholder servicing fees	14,533	61,105	47,013	40,750	128,300	48,288
Audit fees	13,896	12,630	13,483	14,132	13,483	13,880
Printing expenses	9,155	29,238	23,642	36,610	66,859	22,253
Trustees’ fees	2,727	6,587	5,789	9,303	13,026	5,263
Insurance expenses	702	3,054	1,557	2,928	4,114	2,928
Compliance officer fees	366	6,718	6,314	8,504	14,604	6,566
Miscellaneous expenses	366	3,000	2,473	6,454	1,211	3,008

Total Operating Expenses	405,938	1,265,031	1,021,454	1,441,630	2,676,468	1,144,771
Less: Expenses waived by Advisor	(22,479)	(36,689)	(31,375)	(46,177)	(85,549)	(172,189)

Net Operating Expenses	383,459	1,228,342	990,079	1,395,453	2,590,919	972,582

Net Investment Income (Loss)	(166,982)	(12,777)	(257,005)	(102,494)	(63,043)	1,132,812

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(1,831,106)	(2,914,420)	228,818	1,403,949	2,267,246	70,867
and foreign currency translations	-	(56)	-	-	-	-
Capital gain dividends from REITs	1,828	-	-	9,918	65,206	-
Net change in unrealized appreciation (depreciation) on investments	1,888,501	4,233,467	3,836,975	8,551,910	8,267,139	1,854,779
and foreign currency transactions	-	24	-	-	61	-

Net Realized and Unrealized Gain (Loss) on Investments	59,223	1,319,015	4,065,793	9,965,777	10,599,652	1,925,646

Net Increase (Decrease) in Net Assets Resulting From Operations	$(107,759)	$1,306,238	$3,808,788	$9,863,283	$10,536,609	$3,058,458

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2016

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

Investment Income:
Interest income	$2,545,036	$6,490	$636,715	$5,545	$9,686	$1,527	$252,079
Dividend income	288	263,117	802,177	-	-	253,667	397,291
Dividend income from affiliated funds	-	-	-	268,958	407,421	-	-
Foreign tax withheld	-	(58,926)	(37,383)	-	-	(23,441)	(1,320)
Other income	-	-	-	-	-	1,210	-

Total Investment Income	2,545,324	210,681	1,401,509	274,503	417,107	232,963	648,050

Operating Expenses:
Investment advisory fees	285,913	184,335	496,801	263,792	356,592	93,062	308,316
12b-1 fees:
Class A	108,767	36,487	175,903	-	-	16,789	78,985
Class C	28,459	35,120	121,600	56,238	79,009	6,828	31,783
Administration fees	102,500	42,643	182,188	87,192	121,020	15,089	83,013
Registration fees	25,067	25,481	30,347	21,912	24,616	3,925	25,080
Printing expenses	17,694	10,191	42,910	13,246	16,637	5,017	3,759
Non 12b-1 shareholder servicing fees	33,513	11,554	68,439	11,037	9,263	10,114	40,834
Compliance officer fees	2,078	1,588	7,432	3,623	5,857	624	3,607
Custody fees	6,906	21,844	52,026	6,154	8,660	35,345	3,379
Audit fees	12,298	12,798	14,538	14,142	13,661	18,108	13,272
Trustees’ fees	5,391	1,713	5,280	3,352	4,377	1,219	4,043
Miscellaneous expenses	3,403	3,454	7,435	1,366	689	-	778
Insurance expenses	1,468	352	996	1,479	1,235	220	421

Total Operating Expenses	633,457	387,560	1,205,895	483,533	641,616	206,340	597,270
Less: Expenses waived by Advisor	(23,826)	-	(41,400)	-	-	(3,878)	(18,136)

Net Operating Expenses	609,631	387,560	1,164,495	483,533	641,616	202,462	579,134

Net Investment Income (Loss)	1,935,693	(176,879)	237,014	(209,030)	(224,509)	30,501	68,916

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(935,586)	(255,757)	(1,337,514)	-	-	(430,214)	(1,285,364)
and foreign currency translations	-	(68,802)	(137,554)	-	-	(323,963)	-
affiliated investments	-	-	-	(448,605)	(1,151,302)	-	-
options purchased	-	-	(440,828)	-	-	-	-
Capital gain distributions from affiliated funds	-	-	-	1,314,297	1,035,661	-	-
Capital gain dividends from REITs	-	-	206,920	-	-	-	4,777
Net change in unrealized appreciation (depreciation) on investments	3,461,231	2,645,004	7,048,473	937,576	2,479,474	2,643,591	2,103,587
options	-	-	(138,072)	-	-	-	-
alternative investments	-	-	1,638,640	-	-	-	-
and foreign currency transactions	-	16	1,948	-	-	11,938	-

Net Realized and Unrealized Gain (loss) on Investments	2,525,645	2,320,461	6,842,013	1,803,268	2,363,833	1,901,352	823,000

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,461,338	$2,143,582	$7,079,027	$1,594,238	$2,139,324	$1,931,853	$891,916

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$(166,982)	$(255,065)	$(12,777)	$560,898	$(257,005)	$(108,645)
Net realized gain (loss) from investments and foreign currency translations	(1,831,106)	3,401,169	(2,914,476)	(2,716,769)	228,818	7,119,184
Capital gain dividends from REITs	1,828	4,590	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,888,501	(3,446,888)	4,233,491	(913,360)	3,836,975	(7,427,761)

Net increase (decrease) in net assets resulting from operations	(107,759)	(296,194)	1,306,238	(3,069,231)	3,808,788	(417,222)

Distributions to Shareholders:
Net investment income
Class A	-	-	(726,253)	-	-	-
Class C	-	-	(28,008)	-	-	-
Class I	-	-	(24,306)	-	-	-
Net realized gains
Class A	(2,544,026)	(2,245,403)	-	-	(5,603,259)	(5,972,517)
Class C	(552,804)	(465,520)	-	-	(794,628)	(757,093)
Class I	(41,648)	(19,044)	-	-	(112,991)	(46,342)

Total dividends and distributions to shareholders	(3,138,478)	(2,729,967)	(778,567)	-	(6,510,878)	(6,775,952)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	9,757,605	4,384,387	31,091,113	21,691,812	14,842,125	20,380,670
Class C	669,961	853,373	2,411,129	1,129,017	1,922,691	1,801,449
Class I	302,342	185,742	1,489,273	1,559,217	810,899	1,327,987
Reinvestment of dividends and distributions
Class A	2,452,543	2,142,316	642,669	-	5,193,825	5,540,914
Class C	515,399	426,926	25,560	-	687,062	632,800
Class I	41,648	19,045	4,463	-	113,034	39,030
Cost of shares redeemed
Class A	(4,695,428)	(7,072,594)	(15,678,562)	(20,197,128)	(16,613,778)	(23,111,694)
Class C	(608,765)	(728,160)	(1,426,663)	(751,704)	(1,091,308)	(1,008,801)
Class I	(210,850)	-	(235,857)	(330,281)	(985,318)	(226,660)

Net increase (decrease) in net assets from share transactions of beneficial interest	8,224,455	211,035	18,323,125	3,100,933	4,879,232	5,375,695

Total Increase (Decrease) in Net Assets	4,978,218	(2,815,126)	18,850,796	31,702	2,177,142	(1,817,479)

Net Assets:
Beginning of period	20,051,011	22,866,137	58,537,278	58,505,576	60,373,906	62,191,385

End of period*	$25,029,229	$20,051,011	$77,388,074	$58,537,278	$62,551,048	$60,373,906

* Includes undistributed net investment income (loss) at end of period	$(112,683)	$24,675	$(274,483)	$447,456	$(214,045)	$52,366

Share Activity:
Shares Sold
Class A	1,423,889	487,115	3,711,299	2,390,305	2,009,044	2,418,481
Class C	114,375	109,463	292,735	128,056	314,086	249,944
Class I	44,337	20,321	178,098	171,564	110,605	155,695
Shares Reinvested
Class A	350,864	247,660	76,966	-	718,371	677,412
Class C	87,504	56,697	3,148	-	113,004	89,632
Class I	5,907	2,192	534	-	15,505	4,748
Shares Redeemed
Class A	(706,090)	(790,670)	(1,893,709)	(2,235,870)	(2,317,721)	(2,769,895)
Class C	(100,152)	(92,849)	(177,184)	(86,397)	(180,263)	(142,435)
Class I	(30,623)	-	(28,138)	(37,195)	(136,022)	(28,105)

Net increase in shares of beneficial interest outstanding	1,190,011	39,929	2,163,749	330,463	646,609	655,477

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$(102,494)	$(420,796)	$(63,043)	$(290,021)	$1,132,812	$1,087,561
Net realized gain (loss) from investments and foreign currency translations	1,403,949	8,058,716	2,267,246	19,418,732	70,867	8,553
Capital gain dividends from REITs	9,918	51,188	65,206	18,728	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,551,910	(6,324,232)	8,267,200	(16,669,766)	1,854,779	(288,886)

Net increase (decrease) in net assets resulting from operations	9,863,283	1,364,876	10,536,609	2,477,673	3,058,458	807,228

Distributions to Shareholders:
Net investment income
Class A	-	(402)	-	-	(1,177,146)	(1,638,625)
Class C	-	(46)	-	-	(58,563)	(154,225)
Class I	-	(5)	-	-	(5,499)	(11,516)
Net realized gains
Class A	(6,897,842)	(12,987,163)	(16,483,862)	(12,823,275)	-	(144,536)
Class C	(1,028,884)	(1,739,103)	(2,525,475)	(1,790,617)	-	(15,797)
Class I	(137,683)	(122,924)	(420,027)	(221,859)	-	(262)

Total dividends and distributions to shareholders	(8,064,409)	(14,849,643)	(19,429,364)	(14,835,751)	(1,241,208)	(1,964,961)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	30,092,717	22,077,773	48,007,995	42,954,417	32,750,066	23,630,170
Class C	1,930,487	2,535,137	4,416,018	5,119,277	3,152,958	3,611,763
Class I	1,688,930	942,263	2,533,303	3,028,466	683,578	836,467
Reinvestment of dividends and distributions
Class A	6,620,002	12,328,169	15,246,790	11,580,398	1,029,560	1,588,294
Class C	966,913	1,630,327	2,183,543	1,532,076	49,825	144,781
Class I	129,683	56,819	358,505	198,436	5,499	11,779
Cost of shares redeemed
Class A	(15,559,182)	(22,935,171)	(36,698,931)	(47,885,637)	(15,357,156)	(26,395,710)
Class C	(1,495,014)	(1,605,010)	(2,801,607)	(3,237,786)	(2,254,369)	(2,214,997)
Class I	(412,706)	(516,854)	(828,259)	(999,083)	(610,256)	(452,338)

Net increase in net assets from share transactions of beneficial interest	23,961,830	14,513,453	32,417,357	12,290,564	19,449,705	760,209

Total Increase (Decrease) in Net Assets	25,760,704	1,028,686	23,524,602	(67,514)	21,266,955	(397,524)

Net Assets:
Beginning of period	81,691,873	80,663,187	156,972,909	157,040,423	75,099,468	75,496,992

End of period*	$107,452,577	$81,691,873	$180,497,511	$156,972,909	$96,366,423	$75,099,468

* Includes undistributed net investment income (loss) at end of period	$(102,740)	$(262,528)	$(69,271)	$(251,267)	$324,438	$58,688

Share Activity:
Shares Sold
Class A	1,882,925	1,172,158	2,835,690	2,227,913	3,173,802	2,265,485
Class C	156,174	170,690	314,051	307,423	317,784	360,015
Class I	100,485	49,919	150,827	155,854	66,251	80,241
Shares Reinvested
Class A	430,150	687,556	939,420	614,025	99,386	153,837
Class C	81,459	114,089	160,319	94,050	4,987	14,559
Class I	8,371	3,156	21,981	10,505	533	1,153
Shares Redeemed
Class A	(1,004,301)	(1,255,217)	(2,204,996)	(2,498,145)	(1,487,222)	(2,530,665)
Class C	(124,194)	(110,091)	(197,741)	(195,980)	(226,631)	(221,072)
Class I	(25,157)	(28,766)	(48,600)	(52,296)	(59,905)	(43,947)

Net increase in shares of beneficial interest outstanding	1,505,912	803,494	1,970,951	663,349	1,888,985	79,606

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$1,935,693	$1,916,013	$(176,879)	$(155,489)	$237,014	$6,853
Net realized gain (loss) from investments foreign currency translations, and options	(935,586)	(915,954)	(324,559)	(625,093)	(1,915,896)	519,023
Capital gain dividends from REITs	-	-	-	-	206,920	170,660
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,461,231	(3,186,345)	2,645,020	(783,443)	8,550,989	(5,672,443)

Net increase (decrease) in net assets resulting from operations	4,461,338	(2,186,286)	2,143,582	(1,564,025)	7,079,027	(4,975,907)

Distributions to Shareholders:
Net investment income
Class A	(1,790,913)	(1,737,327)	-	-	-	(567,963)
Class C	(87,942)	(97,711)	-	-	-	(38,753)
Class I	(45,400)	(70,509)	-	-	-	(1,699)
From net realized gains
Class A	-	-	-	-	-	(63,377)
Class C	-	-	-	-	-	(16,997)
Class I	-	-	-	-	-	(154)

Total dividends and distributions to shareholders	(1,924,255)	(1,905,547)	-	-	-	(688,943)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	24,017,263	15,782,906	5,321,650	5,757,683	21,058,691	38,720,525
Class C	525,354	923,484	1,814,336	1,527,183	1,397,370	4,448,391
Class I	845,583	3,174,528	270,177	340,234	327,197	159,290
Reinvestment of dividends and distributions
Class A	1,544,213	1,503,151	-	-	-	597,058
Class C	79,858	80,379	-	-	-	54,476
Class I	14,011	16,093	-	-	-	1,122
Cost of shares redeemed
Class A	(15,001,868)	(18,373,403)	(2,750,868)	(6,568,316)	(30,050,425)	(17,210,854)
Class C	(377,771)	(806,987)	(794,156)	(832,896)	(7,357,766)	(3,233,256)
Class I	(2,079,004)	(507,405)	(24,354)	(92,663)	(123,433)	(80,163)

Net increase (decrease) in net assets from share transactions of beneficial interest	9,567,639	1,792,746	3,836,785	131,225	(14,748,366)	23,456,589

Total Increase (Decrease) in Net Assets	12,104,722	(2,299,087)	5,980,367	(1,432,800)	(7,669,339)	17,791,739

Net Assets:
Beginning of period	41,750,396	44,049,483	14,714,185	16,146,985	$86,403,514	68,611,775

End of period*	$53,855,118	$41,750,396	$20,694,552	$14,714,185	$78,734,175	$86,403,514

* Includes undistributed net investment income (loss) at end of period	$85,705	$74,267	$(895,856)	$(715,119)	$2,970,065	$902,324

Share Activity:
Shares Sold
Class A	2,742,134	1,706,182	461,537	477,472	1,934,784	3,509,093
Class C	59,795	100,111	163,402	130,207	132,615	414,036
Class I	94,126	347,471	22,627	27,894	29,889	14,166
Shares Reinvested
Class A	177,482	166,986	-	-	-	52,838
Class C	9,081	8,879	-	-	-	4,939
Class I	1,599	1,775	-	-	-	100
Shares Redeemed
Class A	(1,718,478)	(1,998,713)	(233,549)	(539,050)	(2,748,219)	(1,519,535)
Class C	(42,767)	(87,322)	(70,715)	(72,066)	(697,585)	(293,578)
Class I	(243,426)	(55,784)	(2,247)	(7,725)	(10,792)	(7,297)

Net increase (decrease) in shares of beneficial interest outstanding	1,079,546	189,585	341,055	16,732	(1,359,308)	2,174,762

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$(209,030)	$112,210	$(224,509)	$234,912	$30,501	$39,958
Net realized gain (loss) from investments and foreign currency translations	(448,605)	3,177,931	(1,151,302)	2,630,798	(754,177)	(850,333)
Capital gain distributions from affiliated funds	1,314,297	1,697,601	1,035,661	1,406,931	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	937,576	(6,823,834)	2,479,474	(5,762,585)	2,655,529	(3,103,455)

Net increase (decrease) in net assets resulting from operations	1,594,238	(1,836,092)	2,139,324	(1,489,944)	1,931,853	(3,913,830)

Distributions to Shareholders:
Net Investment Income
Class A	(112,223)	(477,475)	(236,640)	(449,134)	-	(47,208)
Class C	-	(58,103)	-	(2)	-	-
Class I	-	-	-	-	-	(2,129)
From net realized gains
Class A	-	-	(2,639,009)	(1,411,584)	-	(606,710)
Class C	-	-	(682,167)	(396,550)	-	(48,602)
Class I	-	-	-	-	-	(17,737)

Total dividends and distributions to shareholders	(112,223)	(535,578)	(3,557,816)	(2,257,270)	-	(722,386)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,032,536	5,559,885	5,470,344	8,294,945	2,572,036	3,445,284
Class C	787,803	901,803	1,602,781	2,708,906	365,496	160,268
Class I	-	-		-	507,804	209,483
Reinvestment of dividends and distributions
Class A	109,450	460,087	2,757,111	1,755,125	-	611,234
Class C	-	52,537	646,209	370,069	-	48,100
Class I	-	-	-	-	-	5,114
Cost of shares redeemed
Class A	(5,652,166)	(7,982,990)	(7,421,419)	(9,907,282)	(3,118,821)	(4,745,903)
Class C	(1,364,045)	(1,628,260)	(2,343,151)	(3,535,864)	(134,303)	(262,588)
Class I	-	-	-	-	(214,533)	(45,356)

Net increase (decrease) in net assets from share transactions of beneficial interest	(2,086,422)	(2,636,938)	711,875	(314,101)	(22,321)	(574,364)

Total Increase (Decrease) in Net Assets	(604,407)	(5,008,608)	(706,617)	(4,061,315)	1,909,532	(5,210,580)

Net Assets:
Beginning of period	40,784,277	45,792,885	55,840,525	59,901,840	6,808,421	12,019,001

End of period*	$40,179,870	$40,784,277	$55,133,908	$55,840,525	$8,717,953	$6,808,421

* Includes undistributed net investment income (loss) at end of period	$(210,011)	$111,242	$(226,602)	$234,612	$3,627	$(31,948)

Share Activity:
Shares Sold
Class A	480,831	626,513	554,370	768,826	363,891	402,678
Class C	102,532	110,834	175,034	270,014	53,058	19,528
Class I	-	-	-	-	65,927	24,893
Shares Reinvested
Class A	13,045	52,105	287,499	165,057	-	71,995
Class C	-	6,470	72,689	37,268	-	5,726
Class I	-	-	-	-	-	602
Shares Redeemed
Class A	(667,629)	(901,859)	(755,679)	(921,737)	(425,373)	(587,115)
Class C	(176,799)	(200,304)	(256,362)	(354,690)	(19,113)	(32,802)
Class I	-	-	-	-	(31,018)	(6,088)

Net increase (decrease) in shares of beneficial interest outstanding	(248,020)	(306,241)	77,551	(35,262)	7,372	(100,583)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Growth & Income Fund

	Year Ended September 30, 2016	Year Ended September 30, 2015
Operations:
Net investment income (loss)	$68,916	$23,701
Net realized loss from investments	(1,285,364)	(942,882)
Capital gain dividends from REITs	4,777
Net change in unrealized appreciation (depreaciation) on investments	2,103,587	(333,538)

Net decrease in net assets resulting from operations	891,916	(1,252,719)

Distributions to Shareholders:
Net Investment Income
Class A	(63,627)	(24,202)
Class I	(3,765)	(2,455)

Total dividends and distributions to shareholders	(67,392)	(26,657)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	15,061,831	11,521,642
Class C	694,150	2,263,206
Class I	314,655	286,306
Reinvestment of dividends and distributions
Class A	62,209	23,162
Class I	3,498	2,100
Cost of shares redeemed
Class A	(5,764,625)	(8,394,368)
Class C	(1,040,757)	(840,997)
Class I	(329,849)	(159,795)

Net increase in net assets from share transactions of beneficial interest	9,001,112	4,701,256

Total Increase in Net Assets	9,825,636	3,421,880

Net Assets:
Beginning of period	31,281,597	27,859,717

End of period*	$41,107,233	$31,281,597

* Includes accumulated net investment loss at end of period	$1,949	$-

Share Activity:
Shares Sold
Class A	1,423,716	1,057,821
Class C	66,702	208,782
Class I	29,170	26,032
Shares Reinvested
Class A	5,792	2,219
Class I	324	201
Shares Redeemed
Class A	(543,935)	(772,531)
Class C	(100,357)	(79,639)
Class I	(31,110)	(14,797)

Net increase in shares of beneficial interest outstanding	850,302	428,088

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year		For the Year	For the Year	For the Year	For the Year
	ended		ended	ended	ended	ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$7.98		$9.18	$9.00	$7.10	$5.57

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.04)		(0.08)	(0.11)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.02)	(D)	(0.05)	0.84	1.99	1.65

Total from investment operations	(0.06)		(0.13)	0.73	1.90	1.53

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.10)		(1.07)	(0.55)	-	-

Total distributions	(1.10)		(1.07)	(0.55)	-	-

Net asset value, end of year	$6.82		$7.98	$9.18	$9.00	$7.10

Total return (B)(C)	(1.03)%		(2.35)%	8.22%	26.76%	27.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$21,209		$16,306	$19,268	$17,727	$14,398
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%		1.77%	1.74%	-	-
Expenses, net waiver and reimbursement	1.59%		1.67%	1.73%	1.86%	2.12%
Net investment loss, before waiver and reimbursement	(0.73)%		(1.04)%	(1.19)%	-	-
Net investment loss, net waiver and reimbursement	(0.63)%		(0.94)%	(1.18)%	(1.20)%	(1.78)%
Portfolio turnover rate	124%		144%	91%	120%	147%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year		For the Year	For the Year	For the Year	For the Year
	ended		ended	ended	ended	ended
	September 30,		September 30,	September 30,	September 30,	September 30,
	2016		2015	2014	2013	2012

Net asset value, beginning of year	$6.90		$8.13	$8.09	$6.43	$5.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.08)		(0.13)	(0.16)	(0.14)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.01)	(D)	(0.03)	0.75	1.80	1.53

Total from investment operations	(0.09)		(0.16)	0.59	1.66	1.37

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.10)		(1.07)	(0.55)	-	-

Total distributions	(1.10)		(1.07)	(0.55)	-	-

Net asset value, end of year	$5.71		$6.90	$8.13	$8.09	$6.43

Total return (B)(C)	(1.73)%		(3.10)%	7.37%	25.82%	27.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,426		$3,442	$3,458	$2,892	$2,201
Ratios to average net assets
Expenses, before waiver and reimbursement	2.44%		2.52%	2.49%	-	-
Expenses, net waiver and reimbursement	2.34%		2.42%	2.48%	2.60%	2.87%
Net investment loss, before waiver and reimbursement	(1.47)%		(1.78)%	(1.94)%	-	-
Net investment loss, net waiver and reimbursement	(1.37)%		(1.69)%	(1.93)%	(1.94)%	(2.53)%
Portfolio turnover rate	124%		144%	91%	120%	147%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year		For the Year	For the Year	For the
	ended		ended	ended	Period ended
	September 30,		September 30,	September 30,	September 30,
	2016		2015	2014	2013 (A)

Net asset value, beginning of period	$8.03		$9.21	$9.01	$8.87

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.03)		(0.06)	(0.07)	-	*
Net realized and unrealized gain (loss) on investments	(0.01)	(F)	(0.05)	0.82	0.14

Total from investment operations	(0.04)		(0.11)	0.75	0.14

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.10)		(1.07)	(0.55)	-

Total distributions	(1.10)		(1.07)	(0.55)	-

Net asset value, end of period	$6.89		$8.03	$9.21	$9.01

Total return (C)	(0.75)%		(2.10)%	8.43%	1.58%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$395		$303	$140	$102	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.44%		1.52%	1.33%	-
Expenses, net waiver and reimbursement	1.34%		1.42%	1.28%	1.61%	(E)
Net investment loss, before waiver and reimbursement	(0.48)%		(0.74)%	(0.78)%	-
Net investment loss, net waiver and reimbursement	(0.38)%		(0.69)%	(0.73)%	(0.95)%	(E)
Portfolio turnover rate	124%		144%	91%	120%	(D)

* Amount is less than $0.005 per share.

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year		For the Year		For the Year	For the Year	For the Year
	ended		ended		ended	ended	ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2016		2015		2014	2013	2012

Net asset value, beginning of year	$8.47		$8.89		$8.65	$7.31	$6.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	-	*	0.08		0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.15		(0.50)		0.36	1.34	0.97

Total from investment operations	0.15		(0.42)		0.41	1.40	1.00

LESS DISTRIBUTIONS:
From net investment income	(0.09)		-		(0.17)	(0.06)	(0.23)

Total distributions	(0.09)		-		(0.17)	(0.06)	(0.23)

Net asset value, end of year	$8.53		$8.47		$8.89	$8.65	$7.31

Total return (B)(C)	1.85%		(4.72)%	(D)	4.74%	19.25%	15.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$70,013		$53,458		$54,709	$38,432	$29,794
Ratios to average net assets
Expenses, before waiver and reimbursement	1.68%		1.67%		1.69%	-	-
Expenses, net waiver and reimbursement	1.63%		1.62%		1.68%	1.73%	1.82%
Net investment income (loss) before waiver and reimbursement	(0.03)%		0.88%		0.52%	-	-
Net investment income (loss), net waiver and reimbursement	0.02%		0.93%		0.52%	0.70%	0.38%
Portfolio turnover rate	28%		30%		31%	29%	34%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Advisor; there was no effect on total return due to trade error.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year		For the Year		For the Year	For the Year
	ended	ended		ended		ended	ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2016	2015		2014		2013	2012

Net asset value, beginning of year	$8.21	$8.67		$8.46		$7.15	$6.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	0.02		(0.02)		-	(0.02)
Net realized and unrealized gain (loss) on investments	0.15	(0.48)		0.35	(D)	1.31	0.95

Total from investment operations	0.09	(0.46)		0.33		1.31	0.93

LESS DISTRIBUTIONS:
From net investment income	(0.05)	-		(0.12)		-	(0.17)

Total distributions	(0.05)	-		(0.12)		-	(0.17)

Net asset value, end of year	$8.25	$8.21		$8.67		$8.46	$7.15

Total return (B)(C)	1.09%	(5.31)%	(E)	3.87%		18.32%	14.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,495	$3,498		$3,336		$2,446	$1,617
Ratios to average net assets
Expenses, before waiver and reimbursement	2.43%	2.41%		2.44%		-	-
Expenses, net waiver and reimbursement	2.38%	2.36%		2.44%		2.47%	2.57%
Net investment income (loss) before waiver and reimbursement	(0.74)%	0.17%		(0.21)%		-	-
Net investment income (loss), net waiver and reimbursement	(0.69)%	0.18%		(0.20)%		(0.01)%	(0.32)%
Portfolio turnover rate	28%	30%		31%		29%	34%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(E)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year		For the Year		For the Year	For the
	ended		ended		ended	Period ended
	September 30,		September 30,		September 30,	September 30,
	2016		2015		2014	2013 (A)

Net asset value, beginning of period	$8.49		$8.88		$8.65	$8.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.02		0.15		0.08	0.02
Net realized and unrealized gain (loss) on investments	0.15	(G)	(0.54)		0.34	0.17

Total from investment operations	0.17		(0.39)		0.42	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.11)		-		(0.19)	-

Total distributions	(0.11)		-		(0.19)	-

Net asset value, end of period	$8.55		$8.49		$8.88	$8.65

Total return (C)	2.08%		(4.39)%	(F)	4.85%	2.25%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,880		$1,581		$461	$102	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%		1.42%		1.38%	-
Expenses, net waiver and reimbursement	1.39%		1.37%		1.38%	1.48%	(E)
Net investment income, before waiver and reimbursement	0.22%		1.13%		0.85%	-
Net investment income, net waiver and reimbursement	0.29%		1.18%		0.86%	0.95%	(E)
Portfolio turnover rate	28%		30%		31%	29%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	As a result of a trade error, the Fund experienced a loss totaling $4,927.83 for the year ended September 30, 2015, all of which was reimbursed by the Adviser; there was no effect on total return due to trade error.
(G)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year		For the Year	For the Year	For the Year
	ended	ended		ended	ended	ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2016	2015		2014	2013	2012

Net asset value, beginning of year	$7.75	$8.66		$8.36	$7.30	$6.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.02)	(0.01)		(0.01)	(0.02)	(0.04)
Net realized and unrealized gain on investments	0.51	0.03	(D)	1.15	1.51	1.61

Total from investment operations	0.49	0.02		1.14	1.49	1.57

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.78)	(0.93)		(0.84)	(0.43)	(0.32)

Total distributions	(0.78)	(0.93)		(0.84)	(0.43)	(0.32)

Net asset value, end of year	$7.46	$7.75		$8.66	$8.36	$7.30

Total return (B)(C)	6.65%	(0.35)%		14.70%	21.62%	26.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$53,827	$52,682		$56,073	$48,411	$41,446
Ratios to average net assets
Expenses, before waiver and reimbursement	1.54%	1.56%		1.57%	-	-
Expenses, net waiver and reimbursement	1.49%	1.51%		1.57%	1.59%	1.68%
Net investment loss, before waiver and reimbursement	(0.38)%	(0.14)%		(0.18)%	-	-
Net investment loss, net waiver and reimbursement	(0.33)%	(0.09)%		(0.17)%	(0.24)%	(0.63)%
Portfolio turnover rate	71%	73%		61%	91%	127%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year		For the Year	For the Year	For the Year
	ended	ended		ended	ended	ended
	September 30,	September 30,		September 30,	September 30,	September 30,
	2016	2015		2014	2013	2012

Net asset value, beginning of year	$6.64	$7.60		$7.49	$6.63	$5.57

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.06)		(0.07)	(0.07)	(0.09)
Net realized and unrealized gain on investments	0.45	0.03	(D)	1.02	1.36	1.47

Total from investment operations	0.38	(0.03)		0.95	1.29	1.38

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.78)	(0.93)		(0.84)	(0.43)	(0.32)

Total distributions	(0.78)	(0.93)		(0.84)	(0.43)	(0.32)

Net asset value, end of year	$6.24	$6.64		$7.60	$7.49	$6.63

Total return (B)(C)	6.04%	(1.14)%		13.84%	20.74%	25.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,636	$6,490		$5,929	$5,041	$4,483
Ratios to average net assets
Expenses, before waiver and reimbursement	2.30%	2.31%		2.32%	-	-
Expenses, net waiver and reimbursement	2.24%	2.26%		2.32%	2.34%	2.44%
Net investment loss, before waiver and reimbursement	(1.14)%	(0.88)%		(0.93)%	-	-
Net investment loss, net waiver and reimbursement	(1.08)%	(0.84)%		(0.93)%	(0.99)%	(1.38)%
Portfolio turnover rate	71%	73%		61%	91%	127%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year	For the Year		For the Year		For the
	ended	ended		ended		Period ended
	September 30,	September 30,		September 30,		September 30,
	2016	2015		2014		2013 (A)

Net asset value, beginning of period	$7.80	$8.69		$8.37		$8.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.01)	0.02		0.01		0.01
Net realized and unrealized gain on investments	0.53	0.02	(F)	1.15	(F)	0.05

Total from investment operations	0.52	0.04		1.16		0.06

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.78)	(0.93)		(0.84)		-

Total distributions	(0.78)	(0.93)		(0.84)		-

Net asset value, end of period	$7.54	$7.80		$8.69		$8.37

Total return (C)	7.01%	(0.10)%		14.94%		0.72%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,088	$1,202		$190		$101	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.29%	1.31%		1.30%		-
Expenses, net waiver and reimbursement	1.24%	1.26%		1.29%		1.34%	(E)
Net investment income (loss), before waiver and reimbursement	(0.12)%	0.13%		0.13%		-
Net investment income (loss), net waiver and reimbursement	(0.08)%	0.16%		0.14%		0.01%	(E)
Portfolio turnover rate	71%	73%		61%		91%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$16.93	$19.79	$20.30	$14.74	$10.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.07)	(0.04)	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.65	0.64	1.57	5.57	3.89

Total from investment operations	1.64	0.57	1.53	5.59	3.92

LESS DISTRIBUTIONS:
From net investment income	-	-	-	(0.03)	-
From net realized gains on investments	(1.48)	(3.43)	(2.04)	-	-

Total distributions	(1.48)	(3.43)	(2.04)	(0.03)	-

Net asset value, end of year	$17.09	$16.93	$19.79	$20.30	$14.74

Total return (B)(C)	10.67%	1.90%	7.61%	37.97%	36.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$94,871	$71,840	$71,997	$64,972	$47,976
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.53%	1.53%	-	-
Expenses, net waiver and reimbursement	1.44%	1.48%	1.52%	1.55%	1.59%
Net investment income (loss), before waiver and reimbursement	(0.09)%	(0.45)%	(0.25)%	-	-
Net investment income (loss), net waiver and reimbursement	(0.04)%	(0.40)%	(0.25)%	0.11%	0.19%
Portfolio turnover rate	73%	30%	71%	73%	65%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$13.42	$16.45	$17.30	$12.63	$9.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.10)	(0.17)	(0.17)	(0.10)	(0.06)
Net realized and unrealized gain on investments	1.26	0.57	1.36	4.77	3.34

Total from investment operations	1.16	0.40	1.19	4.67	3.28

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.48)	(3.43)	(2.04)	-	-

Total distributions	(1.48)	(3.43)	(2.04)	-	-

Net asset value, end of year	$13.10	$13.42	$16.45	$17.30	$12.63

Total return (B)(C)	9.81%	1.14%	6.96%	36.98%	35.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,257	$8,981	$8,135	$7,539	$4,937
Ratios to average net assets
Expenses, before waiver and reimbursement	2.23%	2.28%	2.28%	-	-
Expenses, net waiver and reimbursement	2.18%	2.23%	2.27%	2.30%	2.34%
Net investment loss, before waiver and reimbursement	(0.84)%	(1.19)%	(1.01)%	-	-
Net investment loss, net waiver and reimbursement	(0.78)%	(1.14)%	(1.01)%	(0.65)%	(0.55)%
Portfolio turnover rate	73%	30%	71%	73%	65%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year	For the Year	For the Year		For the
	ended	ended	ended		Period ended
	September 30,	September 30,	September 30,		September 30,
	2016	2015	2014		2013 (A)

Net asset value, beginning of period	$17.03	$19.84	$20.29		$19.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.04	(0.03)	0.02		(0.01)
Net realized and unrealized gain on investments	1.65	0.65	1.57	(F)	0.62

Total from investment operations	1.69	0.62	1.59		0.61

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.48)	(3.43)	(2.04)		-

Total distributions	(1.48)	(3.43)	(2.04)		-

Net asset value, end of period	$17.24	$17.03	$19.84		$20.29

Total return (C)	10.92%	2.18%	7.93%		3.10%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,324	$870	$532		$103	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.26%	1.28%	1.27%		-
Expenses, net waiver and reimbursement	1.20%	1.23%	1.27%		1.30%	(E)
Net investment income (loss), before waiver and reimbursement	0.18%	(0.19)%	0.06%		-
Net investment income (loss), net waiver and reimbursement	0.23%	(0.14)%	0.07%		0.36%	(E)
Portfolio turnover rate	73%	30%	71%		73%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$18.20	$19.61	$18.14	$14.80	$11.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	(0.01)	(0.01)	0.09	0.06
Net realized and unrealized gain on investments (B)	1.04	0.38	2.83	3.30	2.94

Total from investment operations	1.05	0.37	2.82	3.39	3.00

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.09)	(0.05)	(0.03)
From net realized gains on investments	(2.10)	(1.78)	(1.26)	-	-

Total distributions	(2.10)	(1.78)	(1.35)	(0.05)	(0.03)

Net asset value, end of year	$17.15	$18.20	$19.61	$18.14	$14.80

Total return (C)(D)	6.40%	1.59%	16.13%	23.00%	25.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$154,260	$135,091	$138,821	$114,657	$100,632
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.48%	1.50%	-	-
Expenses, net waiver and reimbursement	1.43%	1.43%	1.49%	1.49%	1.57%
Net investment loss, before waiver and reimbursement	(0.01)%	(0.13)%	(0.03)%	-	-
Net investment income (loss), net waiver and reimbursement	0.04%	(0.08)%	(0.03)%	0.55%	0.42%
Portfolio turnover rate	45%	11%	37%	64%	7%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$15.62	$17.19	$16.12	$13.20	$10.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.10)	(0.14)	(0.13)	(0.03)	(0.04)
Net realized and unrealized gain on investments	0.88	0.35	2.49	2.95	2.63

Total from investment operations	0.78	0.21	2.36	2.92	2.59

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.03)	-	-
From net realized gains on investments	(2.10)	(1.78)	(1.26)	-	-

Total distributions	(2.10)	(1.78)	(1.29)	-	-

Net asset value, end of year	$14.30	$15.62	$17.19	$16.12	$13.20

Total return (B)(C)	5.64%	0.82%	15.21%	22.12%	24.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$20,855	$18,458	$16,778	$13,649	$10,669
Ratios to average net assets
Expenses, before waiver and reimbursement	2.23%	2.23%	2.25%	-	-
Expenses, net waiver and reimbursement	2.18%	2.18%	2.24%	2.23%	2.32%
Net investment loss, before waiver and reimbursement	(0.76)%	(0.88)%	(0.78)%	-	-
Net investment loss, net waiver and reimbursement	(0.70)%	(0.83)%	(0.77)%	(0.19)%	(0.32)%
Portfolio turnover rate	45%	11%	37%	64%	7%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year		For the Year	For the Year		For the
	ended		ended	ended		Period ended
	September 30,		September 30,	September 30,		September 30,
	2016		2015	2014		2013 (A)

Net asset value, beginning of period	$18.26		$19.63	$18.13		$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.05		0.03	0.05		0.03
Net realized and unrealized gain (loss) on investments	1.06	(F)	0.38	2.82	(F)	(0.09)

Total from investment operations	1.11		0.41	2.87		(0.06)

LESS DISTRIBUTIONS:
From net investment income	-		-	(0.11)		-
From net realized gains on investments	(2.10)		(1.78)	(1.26)		-

Total distributions	(2.10)		(1.78)	(1.37)		-

Net asset value, end of period	$17.27		$18.26	$19.63		$18.13

Total return (C)	6.74%		1.81%	16.09%		(0.33)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$5,382		$3,424	$1,442		$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.25%		1.23%	1.23%		-
Expenses, net waiver and reimbursement	1.19%		1.18%	1.23%		1.24%	(E)
Net investment income, before waiver and reimbursement	0.24%		0.12%	0.25%		-
Net investment income, net waiver and reimbursement	0.30%		0.18%	0.26%		0.80%	(E)
Portfolio turnover rate	45%		11%	37%		64%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$10.27	$10.43	$10.43	$10.87	$10.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.15	0.18	0.18	0.22
Net realized and unrealized gain (loss) on investments	0.21	(0.04)	0.09	(0.49)	0.18

Total from investment operations	0.35	0.11	0.27	(0.31)	0.40

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.25)	(0.25)	(0.13)	(0.22)
From net realized gains on investments	-	(0.02)	(0.03)	-	-
From return of capital	-	-	-	-	(0.03)

Total distributions	(0.15)	(0.27)	(0.28)	(0.13)	(0.25)

Net asset value, end of year	$10.47	$10.27	$10.43	$10.43	$10.87

Total return (B)(C)	3.47%	1.08%	2.64%	(2.82)%	3.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$86,142	$66,107	$68,274	$67,558	$74,685
Ratios to average net assets
Expenses, before waiver and reimbursement	1.24%	1.28%	1.30%	1.27%	1.31%
Expenses, net waiver and reimbursement	1.04%	1.11%	1.14%	1.12%	1.16%
Net investment income, before waiver and reimbursement	1.19%	1.29%	1.60%	1.54%	1.86%
Net investment income, net waiver and reimbursement	1.39%	1.48%	1.75%	1.69%	2.01%
Portfolio turnover rate	40%	28%	18%	25%	19%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$9.89	$10.07	$10.07	$10.51	$10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.07	0.08	0.10	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.19	(0.04)	0.11	(0.48)	0.17

Total from investment operations	0.26	0.04	0.21	(0.38)	0.30

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.20)	(0.18)	(0.06)	(0.14)
From net realized gains on investments	-	(0.02)	(0.03)	-	-
From return of capital	-	-	-	-	(0.03)

Total distributions	(0.06)	(0.22)	(0.21)	(0.06)	(0.17)

Net asset value, end of year	$10.09	$9.89	$10.07	$10.07	$10.51

Total return (B)(C)	2.66%	0.36%	2.02%	(3.57)%	2.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,660	$8,510	$7,120	$7,958	$8,997
Ratios to average net assets
Expenses, before waiver and reimbursement	1.99%	2.03%	2.05%	2.03%	2.06%
Expenses, net waiver and reimbursement	1.79%	1.86%	1.90%	1.88%	1.91%
Net investment income, before waiver and reimbursement	0.46%	0.56%	0.85%	0.79%	1.12%
Net investment income, net waiver and reimbursement	0.65%	0.73%	1.00%	0.94%	1.27%
Portfolio turnover rate	40%	28%	18%	25%	19%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.20	$10.36	$10.34		$10.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.18	0.41		0.04
Net realized and unrealized gain (loss) on investments	0.22	(0.05)	(0.08)	(F)	0.05

Total from investment operations	0.39	0.13	0.33		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.27)	(0.28)		(0.10)
From net realized gains on investments	-	(0.02)	(0.03)		-

Total distributions	(0.18)	(0.29)	(0.31)		(0.10)

Net asset value, end of period	$10.41	$10.20	$10.36		$10.34

Total return (C)	3.91%	1.28%	3.16%		0.90%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$564	$483	$103		$101	+
Ratios to average net assets
Expenses, before waiver and reimbursement	0.96%	1.03%	(0.44)%		1.02%	(E)
Expenses, net waiver and reimbursement	0.78%	0.87%	(0.64)%		0.87%	(E)
Net investment income, before waiver and reimbursement	1.45%	1.58%	3.72%		1.79%	(E)
Net investment income, net waiver and reimbursement	1.63%	1.73%	3.92%		1.94%	(E)
Portfolio turnover rate	40%	28%	18%		25%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$8.64	$9.49	$9.40	$9.46	$8.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.36	0.40	0.44	0.49	0.54
Net realized and unrealized gain (loss) on investments	0.46	(0.85)	0.09	(0.08)	0.76

Total from investment operations	0.82	(0.45)	0.53	0.41	1.30

LESS DISTRIBUTIONS:
From net investment income	(0.35)	(0.40)	(0.44)	(0.47)	(0.53)
From return of capital	-	-	-	-	(0.02)

Total distributions	(0.35)	(0.40)	(0.44)	(0.47)	(0.55)

Net asset value, end of year	$9.11	$8.64	$9.49	$9.40	$9.46

Total return (B)(C)	9.80%	(4.88)%	5.71%	4.42%	15.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$49,187	$36,279	$41,038	$35,578	$33,392
Ratios to average net assets
Expenses, before waiver and reimbursement	1.29%	1.30%	1.28%	-	-
Expenses, net waiver and reimbursement	1.24%	1.25%	1.28%	1.33%	1.39%
Net investment income, before waiver and reimbursement	4.03%	4.28%	4.53%	-	-
Net investment income, net waiver and reimbursement	4.08%	4.33%	4.53%	5.13%	5.84%
Portfolio turnover rate	27%	39%	53%	56%	24%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$8.72	$9.57	$9.48	$9.55	$8.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.30	0.33	0.37	0.43	0.47
Net realized and unrealized gain (loss) on investments	0.47	(0.86)	0.09	(0.09)	0.77

Total from investment operations	0.77	(0.53)	0.46	0.34	1.24

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.32)	(0.37)	(0.41)	(0.46)
From return of capital	-	-	-	-	(0.02)

Total distributions	(0.27)	(0.32)	(0.37)	(0.41)	(0.48)

Net asset value, end of year	$9.22	$8.72	$9.57	$9.48	$9.55

Total return (B)(C)	9.04%	(5.58)%	4.89%	3.54%	14.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,108	$2,714	$2,771	$2,236	$1,683
Ratios to average net assets
Expenses, before waiver and reimbursement	2.03%	2.05%	2.03%	-	-
Expenses, net waiver and reimbursement	1.98%	2.00%	2.03%	2.07%	2.14%
Net investment income, before waiver and reimbursement	3.30%	3.53%	3.78%	-	-
Net investment income, net waiver and reimbursement	3.35%	3.57%	3.79%	4.39%	5.08%
Portfolio turnover rate	27%	39%	53%	56%	24%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.65	$9.50	$9.40	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.39	0.43	0.47	0.07
Net realized and unrealized gain (loss) on investments	0.46	(0.86)	0.10	(0.06)

Total from investment operations	0.85	(0.43)	0.57	0.01

LESS DISTRIBUTIONS:
From net investment income	(0.38)	(0.42)	(0.47)	(0.09)

Total distributions	(0.38)	(0.42)	(0.47)	(0.09)

Net asset value, end of period	$9.12	$8.65	$9.50	$9.40

Total return (C)	10.12%	(4.62)%	6.07%	0.15%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,560	$2,758	$241	$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	0.96%	1.06%	0.90%
Expenses, net waiver and reimbursement	0.92%	1.00%	0.89%	1.08%	(E)
Net investment income, before waiver and reimbursement	4.38%	4.55%	4.77%	-
Net investment income, net waiver and reimbursement	4.42%	4.58%	4.78%	5.38%	(E)
Portfolio turnover rate	27%	39%	53%	56%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Period ended September 30, 2012 (A)

Net asset value, beginning of period	$11.10	$12.31	$12.69	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.09)	(0.10)	(0.08)	(0.06)	(0.15)
Net realized and unrealized gain (loss) on investments	1.44	(1.11)	0.37	2.58	0.32

Total from investment operations	1.35	(1.21)	0.29	2.52	0.17

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.67)	-	-

Total distributions	-	-	(0.67)	-	-

Net asset value, end of period	$12.45	$11.10	$12.31	$12.69	$10.17

Total return (C)(D)	12.16%	(9.83)%	2.21%	24.78%	1.80%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$16,030	$11,756	$13,792	$10,295	$7,983
Ratio of expenses to average net assets	1.96%	1.93%	1.98%	2.24%	2.82%	(F)
Ratio of net investment loss to average net assets	(0.82)%	(0.83)%	(0.64)%	(0.57)%	(1.48)%	(F)
Portfolio turnover rate	38%	24%	11%	30%	37%	(E)
(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Period ended September 30, 2012 (A)

Net asset value, beginning of period	$10.78	$12.05	$12.50	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.18)	(0.18)	(0.18)	(0.13)	(0.22)
Net realized and unrealized gain (loss) on investments	1.41	(1.09)	0.37	2.54	0.31

Total from investment operations	1.23	(1.27)	0.19	2.41	0.09

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.64)	-	-

Total distributions	-	-	(0.64)	-	-

Net asset value, end of period	$12.01	$10.78	$12.05	$12.50	$10.09

Total return (C)(D)	11.41%	(10.54)%	1.40%	23.89%	1.00%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$4,144	$2,722	$2,342	$943	$217
Ratio of expenses to average net assets	2.71%	2.68%	2.74%	2.99%	3.53%	(F)
Ratio of net investment loss to average net assets	(1.57)%	(1.59)%	(1.38)%	(1.32)%	(2.21)%	(F)
Portfolio turnover rate	38%	24%	11%	30%	37%	(E)
(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$11.11	$12.29	$12.67	$12.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.08)	(0.03)	(0.05)	0.01
Net realized and unrealized gain (loss) on investments	1.47	(1.15)	0.37	0.45

Total from investment operations	1.39	(1.18)	0.32	0.46

LESS DISTRIBUTIONS:
From net investment income	-	-	(0.70)	-

Total distributions	-	-	(0.70)	-

Net asset value, end of period	$12.50	$11.11	$12.29	$12.67

Total return (C)	12.51%	(9.60)%	2.36%	3.77%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$520	$236	$13	$104	+
Ratio of expenses to average net assets	1.72%	1.68%	1.78%	1.99%	(E)
Ratio of net investment loss to average net assets	(0.58)%	(0.58)%	(0.36)%	(0.32)%	(E)
Portfolio turnover rate	38%	24%	11%	30%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of period	$10.54	$11.38	$11.12	$12.12	$11.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.02	0.09	0.06	0.02
Net realized and unrealized gain (loss) on investments	0.91	(0.73)	0.25	(1.04)	1.62

Total from investment operations	0.95	(0.71)	0.34	(0.98)	1.64

LESS DISTRIBUTIONS:
From net investment income	-	(0.12)	(0.05)	-	(0.10)
From net realized gains on investments	-	(0.01)	(0.03)	(0.02)	(0.66)
From return of capital	-	-	-	-	(0.04)

Total distributions	-	(0.13)	(0.08)	(0.02)	(0.80)

Net asset value, end of period	$11.49	$10.54	$11.38	$11.12	$12.12

Total return (B)(C)	9.01%	(6.30)%	3.06%	(8.09)%	14.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$68,706	$71,569	$54,054	$51,859	$52,529
Ratios to average net assets
Expenses, before waiver and reimbursement	1.35%	1.26%	1.28%	-	-
Expenses, net waiver and reimbursement	1.30%	1.21%	1.28%	1.26%	1.33%
Net investment income, before waiver and reimbursement	0.35%	0.11%	0.78%	-	-
Net investment income, net waiver and reimbursement	0.40%	0.16%	0.78%	0.52%	0.20%
Portfolio turnover rate	58%	42%	24%	56%	247%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$10.22		$11.04	$10.82	$11.88	$11.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)		(0.07)	-	(0.03)	(0.07)
Net realized and unrealized gain (loss) on investments	0.89	(D)	(0.71)	0.25	(1.01)	1.58

Total from investment operations	0.85		(0.78)	0.25	(1.04)	1.51

LESS DISTRIBUTIONS:
From net investment income	-		(0.03)	-	-	(0.02)
From net realized gains on investments	-		(0.01)	(0.03)	(0.02)	(0.66)

From return of capital	-		-	-	-	(0.04)

Total distributions	-		(0.04)	(0.03)	(0.02)	(0.72)

Net asset value, end of year	$11.07		$10.22	$11.04	$10.82	$11.88

Total return (B)(C)	8.32%		(7.06)%	2.27%	(8.75)%	13.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,630		$14,671	$14,461	$16,718	$18,801
Ratios to average net assets
Expenses, before waiver and reimbursement	2.07%		2.01%	2.04%	-	-
Expenses, net waiver and reimbursement	2.02%		1.96%	2.03%	2.02%	2.09%
Net investment loss, before waiver and reimbursement	(0.46)%		(0.67)%	(0.02)%	-	-
Net investment loss, net waiver and reimbursement	(0.41)%		(0.62)%	(0.01)%	(0.25)%	(0.60)%
Portfolio turnover rate	58%		42%	24%	56%	247%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.52	$11.36	$11.11	$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.09	0.05	0.18	0.01
Net realized and unrealized gain (loss) on investments	0.90	(0.73)	0.20	(0.01)

Total from investment operations	0.99	(0.68)	0.38	0.00

LESS DISTRIBUTIONS:
From net investment income	-	(0.15)	(0.10)	-
From net realized gains on investments	-	(0.01)	(0.03)	-

Total distributions	-	(0.16)	(0.13)	-

Net asset value, end of period	$11.51	$10.52	$11.36	$11.11

Total return (C)	9.41%	(6.09)%	3.39%	0.00%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$398	$163	$97	$100	+
Ratios to average net assets
Expenses, before waiver and reimbursement	1.18%	1.01%	0.74%	-
Expenses, net waiver and reimbursement	1.12%	0.96%	0.72%	1.01%	(E)
Net investment income, before waiver and reimbursement	0.73%	0.42%	1.50%	-
Net investment income, net waiver and reimbursement	0.79%	0.47%	1.52%	0.77%	(E)
Portfolio turnover rate	58%	42%	24%	56%	(D)

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$8.42	$8.90	$8.34	$7.44	$6.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	0.03	0.12	0.02	0.04
Net realized and unrealized gain (loss) on investments	0.37	(0.40)	0.45	0.93	1.13

Total from investment operations	0.34	(0.37)	0.57	0.95	1.17

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.11)	(0.01)	(0.05)	-

Total distributions	(0.03)	(0.11)	(0.01)	(0.05)	-

Net asset value, end of year	$8.73	$8.42	$8.90	$8.34	$7.44

Total return (B)(C)	4.03%	(4.16)%	6.82%	12.78%	18.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$32,800	$33,071	$36,951	$34,466	$32,250
Ratio of expenses to average net assets (D)	1.05%	1.08%	1.07%	1.08%	1.15%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.38)%	0.37%	1.34%	0.24%	0.60%
Portfolio turnover rate	37%	24%	14%	19%	33%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$7.70	$8.15	$7.69	$6.87	$5.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.08)	(0.02)	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.33	(0.38)	0.43	0.86	1.06

Total from investment operations	0.25	(0.40)	0.46	0.82	1.05

LESS DISTRIBUTIONS:
From net investment income	-	(0.05)	-	-	-

Total distributions	-	(0.05)	-	-	-

Net asset value, end of year	$7.95	$7.70	$8.15	$7.69	$6.87

Total return (B)(C)	3.25%	(4.89)%	5.98%	11.94%	18.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,380	$7,713	$8,842	$7,668	$6,836
Ratio of expenses to average net assets (D)	1.80%	1.84%	1.82%	1.83%	1.90%
Ratio of net investment income (loss), to average net assets (D)(E)	(1.09)%	(0.29)%	0.50%	(0.52)%	(0.22)%
Portfolio turnover rate	37%	24%	14%	19%	33%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$10.32	$11.01	$10.51	$9.95	$8.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	0.06	0.14	0.03	0.07
Net realized and unrealized gain (loss) on investments	0.43	(0.32)	0.41	0.61	1.09

Total from investment operations	0.40	(0.26)	0.55	0.64	1.16

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.10)	(0.05)	(0.08)	(0.01)
From net realized gains on investments	(0.61)	(0.33)	-	-	-

Total distributions	(0.66)	(0.43)	(0.05)	(0.08)	(0.01)

Net asset value, end of year	$10.06	$10.32	$11.01	$10.51	$9.95

Total return (B)(C)	4.22%	(2.47)%	5.23%	6.44%	13.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$44,437	$44,706	$47,543	$44,238	$40,042
Ratio of expenses to average net assets (D)	1.02%	1.07%	1.05%	1.05%	1.11%
Ratio of net investment income (loss) to average net assets (D)(E)	(0.27)%	0.53%	1.26%	0.25%	0.71%
Portfolio turnover rate	27%	25%	19%	22%	32%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012

Net asset value, beginning of year	$9.58	$10.22	$9.79	$9.27	$8.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.09)	(0.01)	0.03	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.39	(0.30)	0.40	0.57	1.04

Total from investment operations	0.30	(0.31)	0.43	0.52	1.03

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.61)	(0.33)	-	-	-

Total distributions	(0.61)	(0.33)	-	-	-

Net asset value, end of year	$9.27	$9.58	$10.22	$9.79	$9.27

Total return (B)(C)	3.39%	(3.19)%	4.39%	5.61%	12.50%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,697	$11,135	$12,359	$10,419	$9,191
Ratio of expenses to average net assets (D)	1.77%	1.82%	1.79%	1.80%	1.86%
Ratio of net investment income (loss), to average net assets (D)(E)	(1.01)%	(0.14)%	0.41%	(0.50)%	(0.06)%
Portfolio turnover rate	27%	25%	19%	22%	32%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fees.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Timothy Emerging Markets Fund (Class A Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of year	$6.34	$10.23	$10.53	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.03	0.04	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	1.69	(3.35)	0.08	0.61

Total from investment operations	1.72	(3.31)	0.06	0.53

LESS DISTRIBUTIONS:
From net investment income	-	(0.04)	-	-
From net realized gains on investments	-	(0.54)	(0.36)	-

Total distributions	-	(0.58)	(0.36)	-

Net asset value, end of year	$8.06	$6.34	$10.23	$10.53

Total return (C)(D)	27.13%	(33.78)%	0.61%	5.30%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,118	$5,981	$10,803	$8,675
Ratios to average net assets
Expenses, before waiver and reimbursement	2.58%	2.50%	2.55%	-
Expenses, net waiver and reimbursement	2.53%	2.45%	2.55%	3.03%	(F)
Net investment income (loss), before waiver and reimbursement	0.39%	0.36%	(0.19)%	-
Net investment income (loss), net waiver and reimbursement	0.44%	0.41%	(0.19)%	(0.95)%	(F)
Portfolio turnover rate	24%	37%	39%	19%	(E)
(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

Timothy Emerging Markets Fund (Class C Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$6.23		$10.09	$10.48	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.02)		(0.02)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	1.67	(G)	(3.30)	0.06	0.60

Total from investment operations	1.65		(3.32)	(0.03)	0.48

LESS DISTRIBUTIONS:
From net realized gains on investments	-		(0.54)	(0.36)	-

Total distributions	-		(0.54)	(0.36)	-

Net asset value, end of period	$7.88		$6.23	$10.09	$10.48

Total return (C)(D)	26.48%		(34.29)%	(0.27)%	4.80%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$897		$498	$883	$291
Ratios to average net assets
Expenses, before waiver and reimbursement	3.36%		3.26%	3.25%	-
Expenses, net waiver and reimbursement	3.28%		3.21%	3.25%	3.76%	(F)
Net investment loss, before waiver and reimbursement	(0.29)%		(0.39)%	(0.83)%	-
Net investment loss, net waiver and reimbursement	(0.24)%		(0.34)%	(0.83)%	(1.39)%	(F)
Portfolio turnover rate	24%		37%	39%	19%	(E)
(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.
(G)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Emerging Markets Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$6.35	$10.25	$10.53		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.05	0.08	0.03		-	*
Net realized and unrealized gain (loss) on investments	1.71	(3.38)	0.05	(F)	0.57

Total from investment operations	1.76	(3.30)	0.08		0.57

LESS DISTRIBUTIONS:
From net investment income	-	(0.06)	-		-
From net realized gains on investments	-	(0.54)	(0.36)		-

Total distributions	-	(0.60)	(0.36)		-

Net asset value, end of period	$8.11	$6.35	$10.25		$10.53

Total return (C)	27.72%	(33.04)%	0.81%		5.72%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$703	$329	$333		$106	+
Ratios to average net assets
Expenses, before waiver and reimbursement	2.42%	2.26%	2.25%		-
Expenses, net waiver and reimbursement	2.38%	2.21%	2.25%		2.78%	(E)
Net investment income (loss), before waiver and reimbursement	0.61%	0.90%	0.25%		-
Net investment income (loss), net waiver and reimbursement	0.66%	0.95%	0.26%		(0.70%)	(E)
Portfolio turnover rate	24%	37%	39%		19%	(D)

*Amount is less than $0.005 per share.

+ Actual net assets not truncated.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.53	$10.95	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.03	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	0.22	(0.42)	0.97

Total from investment operations	0.25	(0.41)	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.01)	-

Total distributions	(0.02)	(0.01)	-

Net asset value, end of period	$10.76	$10.53	$10.95

Total return (C)(D)	2.36%	(3.75)%	9.50%	(E)

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000’s)	$36,486	$26,378	$24,272
Ratios to average net assets
Expenses, before waiver and reimbursement	1.59%	1.56%	1.68%	(F)
Expenses, net waiver and reimbursement	1.54%	1.51%	1.67%	(F)
Net investment income (loss), before waiver and reimbursement	0.20%	0.08%	(0.21%)	(F)
Net investment income (loss), net waiver and reimbursement	0.25%	0.13%	(0.21%)	(F)
Portfolio turnover rate	45%	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016		For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.39		$10.87	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.06)		(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	0.22	(G)	(0.42)	0.95

Total from investment operations	0.16		(0.48)	0.87

Net asset value, end of period	$10.55		$10.39	$10.87

Total return (C)(D)	1.54%		(4.42)%	8.70%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$3,028		$3,330	$2,081
Ratios to average net assets
Expenses, before waiver and reimbursement	2.32%		2.30%	2.20%	(F)
Expenses, net waiver and reimbursement	2.28%		2.25%	2.19%	(F)
Net investment loss, before waiver and reimbursement	(0.61%)		(0.60%)	(0.72%)	(F)
Net investment loss, net waiver and reimbursement	(0.56%)		(0.55%)	(0.70%)	(F)
Portfolio turnover rate	45%		75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.
(G)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2016	For the Year ended September 30, 2015	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.56	$10.96	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.23	(0.42)	0.92	(G)

Total from investment operations	0.28	(0.38)	0.96

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.02)	-

Total distributions	(0.03)	(0.02)	-

Net asset value, end of period	$10.81	$10.56	$10.96

Total return (C)(D)	2.61%	(3.50)%	9.60%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$1,593	$1,573	$1,507
Ratios to average net assets
Expenses, before waiver and reimbursement	1.32%	1.31%	1.18%	(F)
Expenses, net waiver and reimbursement	1.28%	1.26%	1.16%	(F)
Net investment income (loss), before waiver and reimbursement	0.41%	0.32%	0.30%	(F)
Net investment income (loss), net waiver and reimbursement	0.46%	0.38%	0.31%	(F)
Portfolio turnover rate	45%	75%	21%	(E)
(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.
(G)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

Notes to Financial Statements

September 30, 2016

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. As of September 30, 2016, the Trust consisted of fifteen series. These financial statements include the following thirteen series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold and silver bullion. The Fund is non-diversified.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 6-18% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 10-20% of its net assets in the Timothy Plan International Fund; approximately 2-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 2-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 6-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-10% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Emerging Markets Fund commenced operations on December 3, 2012. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in countries that the Fund’s Advisor believes are experiencing rapid or above average growth or industrialization through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Growth & Income Fund commenced operations on October 1, 2013. The Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its investment objectives by employing a proprietary investment model to select equity securities for the Fund that the Fund’s Advisor believes are undervalued and more likely to appreciate. The Fund’s Advisor focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Fund’s Advisor also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, the Fund’s Advisor refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. The Fund’s Advisor normally will sell a security when the investment no longer meets the Funds Advisor’s investment criteria.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is FIFO (first-in-first-out). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund, Israel Common Values Fund, Defensive Strategies Fund and Emerging Markets Fund have made certain investments in REITs and Master Limited Partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.	GOLD/SILVER RISK FACTORS

There is a risk that some or all of the Trust’s gold and silver bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Several factors may affect the price of gold and silver, including but not limited to:

•	Global or regional political, economic or financial events and situations;
•	Investors’ expectations with respect to the rate of inflation;
•	Currency exchange rates;
•	Interest rates; and
•	Investment and trading activities of hedge funds and commodity funds.

E.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

F.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

G.	CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

H.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

I.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2016, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

J.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

K.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds. Reclassifications for the fiscal year ended September 30, 2016 are as follows:

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Reclassifications for the fiscal year ended September 30, 2016 are as follows:

Fund	Paid In Capital	Undistributed Ordinary Income (Loss)	Accumulated Net Realized Gains (Loss)
Aggressive Growth Fund	$(41,665)	$29,624	$12,041
International Fund	(2,868,555)	69,405	2,799,150
Large/Mid Cap Growth Fund	1,487	(9,406)	7,919
Small Cap Value Fund	(369,757)	262,282	107,475
Large/Mid Cap Value Fund	(245,671)	245,039	632
Fixed Income Fund	-	374,146	(374,146)
Israel Common Values Fund	-	(3,858)	3,858
Defensive Strategies Fund	1,834	1,830,727	(1,832,561)
Conservative Growth Fund	-	(65)	65
Emerging Markets Fund	-	5,074	(5,074)
Growth & Income Fund	-	425	(425)

L.	SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold and silver held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended September 30, 2016, The Timothy Plan Defensive Strategies Fund had net change in unrealized depreciation of $138,072 and realized losses of $440,828 on purchased options subject to equity price risk and these amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on options purchased” and “Net realized gain(loss) on options purchased” on the Statement of Operations. There were no options at September 30, 2016.

The changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, ETFs and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in commodities are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government securities, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2016:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$17,125,464	$-	$-	$17,125,464
Master Limited Partnerships	215,433	-	-	215,433
REITs	107,185	-	-	107,185
Money Market Fund	7,313,100	-	-	7,313,100
Total	$24,761,182	$-	$-	$24,761,182

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$60,461,524	$424,950	$-	$60,886,474
Money Market Fund	16,235,578	-	-	16,235,578
Total	$76,697,102	$424,950	$-	$77,122,052

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$43,374,354	$-	$-	$43,374,354
Master Limited Partnerships	499,041	-	-	499,041
REITs	172,920	-	-	172,920
Money Market Fund	18,448,920	-	-	18,448,920
Total	$62,495,235	$-	$-	$62,495,235

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$73,602,516	$-	$-	$73,602,516
REITs	7,557,574	-	-	7,557,574
Money Market Fund	27,854,139	-	-	27,854,139
Total	$109,014,229	$-	$-	$109,014,229

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$122,617,900	$-	$-	$122,617,900
REITs	13,972,999	-	-	13,972,999
Money Market Fund	44,356,753	-	-	44,356,753
Total	$180,947,652	$-	$-	$180,947,652

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$24,370,509	$-	$24,370,509
Government Notes & Bonds	-	34,850,784	-	34,850,784
Government Mortgage-Backed Securities	-	30,514,858	-	30,514,858
Money Market Fund	5,836,698	-	-	5,836,698
Total	$5,836,698	$89,736,151	$-	$95,572,849

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$51,611,732	$-	$51,611,732
Money Market Fund	1,967,903	-	-	1,967,903
Total	$1,967,903	$51,611,732	$-	$53,579,635

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$16,082,539	$-	$-	$16,082,539
REITs	470,094	-	-	470,094
Money Market Fund	4,178,718	-	-	4,178,718
Total	$20,731,351	$-	$-	$20,731,351

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,515,876	$-	$-	$12,515,876
REITs	12,140,811	-	-	12,140,811
Exchange Traded Funds	11,312,464	-	-	11,312,464
Government Mortgage-Backed Securities	-	1,154,737	-	1,154,737
Corporate Bonds	-	1,389,236	-	1,389,236
Treasury Inflation Protected Securities (TIPS)	-	23,635,001	-	23,635,001
Alternative Investments	9,997,300	-	-	9,997,300
Money Market Fund	6,492,485	-	-	6,492,485
Total	$52,458,936	$26,178,974	$-	$78,637,910

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$36,828,660	$-	$-	$36,828,660
Money Market Fund	3,388,022	-	-	3,388,022
Total	$40,216,682	$-	$-	$40,216,682

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$48,600,693	$-	$-	$48,600,693
Money Market Fund	6,566,087	-	-	6,566,087
Total	$55,166,780	$-	$-	$55,166,780

Emerging Markets Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$6,667,429	$62,295	$-	$6,729,724
Preferred Stock	785,095	-	-	785,095
REITs	564,273	-	-	564,273
Money Market Fund	607,641	-	-	607,641
Total	$8,624,438	$62,295	$-	$8,686,733

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$16,731,070	$-	$-	$16,731,070
Exchange Traded Funds	1,391,568	-	-	1,391,568
REITs	1,654,830			1,654,830
Corporate Bonds	-	513,566	-	513,566
Government Notes & Bonds	-	18,814,044	-	18,814,044
Money Market Fund	1,868,962	-	-	1,868,962
Total	$21,646,430	$19,327,610	$-	$40,974,040

Refer to the Schedules of Investments for industry classifications.

During the year ended September 30, 2016, there were transfers into and out of Level 1, Level 2 and Level 3. The Funds’ policy is to recognize transfers at the end of the reporting period.

International
	Common Stock	Total
Transfers into Level 1 from Level 2	$1,193,500	$1,193,500

Transfer was due to the availability of daily pricing from an approved pricing source.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Israel Common Values Fund
	Common Stock	Total
Transfers into Level 1 from Level 2	$587,325	$587,325
Transfer was due to the availability of daily pricing from an approved pricing source.
Emerging Markets Fund
	Common Stock	Total
Transfers from Level 3 into Level 2	$62,295	$62,295

Transfer was due to the availability of pricing as the security resumed trading.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Emerging Markets Fund
Common Stock
Beginning Balance	$5,513
Total realized gain (loss)	-
Cost of Purchases	53,357
Proceeds from Sales	-
Return of Capital	-
Change in unrealized appreciation (depreciation)	3,425
Net transfers in/out of level 3	(62,295)
Ending Balance	$-

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2016:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$ -	$25,641,866	$ -	$22,256,274
International	-	31,112,851	-	16,977,830
Large/Mid Cap Growth	-	34,907,551	-	37,247,190
Small Cap Value	-	81,719,926	-	52,860,298
Large/Mid Cap Value	-	105,850,319	-	57,540,127
Fixed Income	26,906,616	20,489,103	20,068,505	11,831,950
High Yield Bond	-	22,379,968	-	12,252,742
Israel Common Values	-	8,728,847	-	5,901,250
Defensive Strategies	14,550,021	31,120,691	19,626,208	23,408,368
Strategic Growth *	-	15,817,013	-	14,104,821
Conservative Growth *	-	16,200,828	-	13,667,793
Emerging Markets	-	1,761,067	-	1,726,414
Growth & Income	14,788,484	9,795,953	9,762,539	5,377,863

* The security transactions are purchases and sales of affiliated funds.

Note 4 | Investment Management Fee and Other Transactions with Related Parties

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 26, 2016. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Timothy Plan Emerging Markets Fund; 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income, and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Emerging Markets Fund to 1.15%; from the International Fund to 0.95%; from the Small Cap Value Fund, the Large/Mid Cap Growth Fund, the Growth & Income Fund, and the Large/Mid Cap Value Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; and from the Fixed Income Fund to 0.40%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustee of the Funds is also an officer and owner of the Advisor.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

For the year ended September 30, 2016, TPL waived and reimbursed the Funds as follows:

Fund	Year Ended September 30, 2016
Aggressive Growth Fund	$22,479
International Fund	36,689
Large/Mid Cap Growth Fund	31,375
Small Cap Value Fund	46,177
Large/Mid Cap Value Fund	85,549
Fixed Income Fund	172,189
High Yield Bond Fund	23,826
Defensive Strategies Fund	41,400
Emerging Markets Fund	3,878
Growth & Income Fund	18,136

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values, Timothy Plan Emerging Markets, and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2016, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees

Year Ended September 30, 2016
Aggressive Growth	$81,274
International	213,575
Large/Mid Cap Growth	208,172
Small Cap Value	296,831
Large/Mid Cap Value	564,158
Fixed Income	283,221
High Yield Bond	137,226
Israel Common Values	71,607
Defensive Strategies	297,503
Strategic Growth	56,238
Conservative Growth	79,009
Emerging Markets	23,617
Growth & Income	110,768

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the year ended September 30, 2016, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

Fund	Sales Charges (Class A)	CDSC Fees (Class C)
Aggressive Growth	$7,456	$360
International	15,060	227
Large/Mid Cap Growth	30,259	1,340
Small Cap Value	25,093	1,822
Large/Mid Cap Value	58,896	2,531
Fixed Income	40,238	1,133
High Yield Bond	16,156	146
Israel Common Values	12,295	945
Defensive Strategies	17,357	1,169
Strategic Growth	15,207	433
Conservative Growth	18,711	1,892
Emerging Markets	2,415	363
Growth & Income	14,693	616

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2016, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

Fund - Class A	% of Fund Owned by Other Timothy Plan Funds
Aggressive Growth	10.43%
International	17.69%
Large/Mid Cap Growth	10.96%
Small Cap Value	4.15%
Large/Mid Cap Value	4.23%
Fixed Income	29.31%
High Yield Bond	13.76%
Israel Common Values	19.10%
Defensive Strategies	36.34%
Emerging Markets	32.98%
Growth & Income	52.71%

Note 6 | Underlying Investment in Other Investment Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Strategic Growth Fund and Conservative Growth Fund had the following transactions during the year ended September 30, 2016, with affiliates:

Strategic Growth	Share Activity				Year Ended September 30, 2016
Fund	Balance September 30, 2015	Purchases	Sales	Balance September 30, 2016	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	165,336	115,549	144,902	135,983	$927,402	$6,495	$49,759
International	499,340	276,860	261,468	514,732	4,390,667	72,378	181,637
Large/Mid Cap Growth	481,390	92,848	233,931	340,307	2,538,691	5,143	494,943
Small Cap Value	85,967	57,268	64,121	79,114	1,352,060	-	22,642
Large/Mid Cap Value	205,646	59,348	103,622	161,372	2,767,529	-	849,038
Fixed Income	-	509,894	16,832	493,062	5,162,357	48,919	3,871
High Yield Bond	404,090	50,141	180,739	273,492	2,491,510	125,337	(150,216)
Israel Common Values	99,387	28,348	37,445	90,290	1,124,108	-	51,866
Defensive Strategies	990,321	101,550	306,695	785,176	9,021,668	-	(347,753)
Emerging Markets	210,790	16,339	112,178	114,951	926,507	-	(309,152)
Growth & Income	358,960	240,514	30,128	569,346	6,126,161	10,685	12,892

Conservative Growth	Share Activity				Year Ended September 30, 2016
Fund	Balance September 30, 2015	Purchases	Sales	Balance September 30, 2016	Fair Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*
Aggressive Growth	69,825	119,681	67,188	122,318	$834,207	$3,709	$16,129
International	400,241	434,236	288,749	545,728	4,655,064	73,626	(373,724)
Large/Mid Cap Growth	329,289	129,192	182,911	275,570	2,055,751	3,836	247,789
Small Cap Value	100,786	76,566	78,818	98,534	1,683,944	-	(18,471)
Large/Mid Cap Value	156,307	57,314	76,519	137,102	2,351,298	-	516,036
Fixed Income	1,228,596	226,491	124,558	1,330,529	13,930,639	205,330	(51,362)
High Yield Bond	292,856	50,130	81,624	261,362	2,381,011	106,504	(34,116)
Israel Common Values	98,855	52,886	29,917	121,824	1,516,705	-	41,776
Defensive Strategies	1,192,998	31,417	358,094	866,321	9,954,026	-	(310,077)
Emerging Markets	133,123	53,831	66,322	120,632	972,295	-	(162,815)
Growth & Income	382,086	404,444	18,337	768,193	8,265,753	14,417	13,194
*Includes capital gain distributions from affiliated funds

Note 7 | Underlying Investment in Other Investment Companies

The Timothy Plan Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund. The Fund may redeem its investments from the Fixed Income Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fixed Income Fund.. As of September 30, 2016, the percentage of the Fund’s net assets invested in the Fixed Income Fund was 25.3%.

Note 8 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2016 and the fiscal year ended September 30, 2015 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2016
Ordinary Income	$78,956	$987,038	$84,166	$-
Long-term Capital Gains	3,059,522	-	6,426,712	8,064,409
Return of Capital	-	-	-	-

	$3,138,478	$987,038	$6,510,878	$8,064,409

Year ended September 30, 2015
Ordinary Income	$266,245	$-	$1,410,928	$4,374,626
Long-term Capital Gains	2,463,722	-	5,365,024	10,475,017
Return of Capital	-	-	-	-

	$2,729,967	$-	$6,775,952	$14,849,643

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies

Year ended September 30, 2016
Ordinary Income	$-	$1,241,208	$1,924,255	$58,926	$-
Long-term Capital Gains	19,429,364	-	-	-	-
Return of Capital	-	-	-	-	-

	$19,429,364	$1,241,208	$1,924,255	$58,926	$-

Year ended September 30, 2015
Ordinary Income	$1,359,637	$1,804,410	$1,905,547	$-	$399,307
Long-term Capital Gains	13,476,114	160,551	-	-	289,636
Return of Capital	-	-	-	-	-

	$14,835,751	$1,964,961	$1,905,547	$-	$688,943

	Strategic Growth	Conservative Growth	Emerging Markets*	Growth & Income Fund

Year ended September 30, 2016
Ordinary Income	$112,223	$236,705	$23,441	$67,392
Long-term Capital Gains	-	3,321,111	-	-
Return of Capital	-	-	-	-

	$112,223	$3,557,816	$23,441	$67,392

Year ended September 30, 2015
Ordinary Income	$535,578	$449,136	$216,184	$792
Long-term Capital Gains	-	1,808,134	538,346	25,865
Return of Capital	-	-	-	-

	$535,578	$2,257,270	$754,530	$26,657

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $23,441, $58,926 and $208,471 for fiscal year ended September 30, 2016 for the Emerging Markets, Israel Common Values and International Funds, respectively, and $32,144 for the fiscal year ended September 30, 2015 for the Emerging Markets Fund, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth	International	Large/Mid Cap	Small Cap Value
	Fund	Fund	Growth Fund	Fund

Undistributed Ordinary Income	$-	$724,225	$-	$-
Long-Term Capital Gains	-	-	154,833	1,671,678
Capital Loss Carry Forward	(128,846)	(13,590,982)	-	-
Post October and Other Losses	(1,677,928)	(2,983,881)	(266,140)	(102,740)
Unrealized Appreciation (Depreciation)	643,832	9,227,747	5,040,698	7,496,094

	$(1,162,942)	$(6,622,891)	$4,929,391	$9,065,032

	Large/Mid Cap	Fixed Income	High Yield Bond	Israel Common
	Value Fund	Fund	Fund	Values Fund

Undistributed Ordinary Income	$-	$324,438	$85,705	$321,199
Long-Term Capital Gains	2,332,299	-	-	-
Capital Loss Carry Forward	-	(286,765)	(2,071,373)	(1,009,420)
Post October and Other Losses	(69,271)	(278,349)	(557,149)	(320,701)
Unrealized Appreciation (Depreciation)	24,285,702	2,156,797	487,300	3,009,212

	$26,548,730	$1,916,121	$(2,055,517)	$2,000,290

	Defensive	Strategic Growth	Conservative	Emerging Markets
	Strategies Fund	Fund	Growth Fund	Fund

Undistributed Ordinary Income	$197,571	$-	$-	$21,392
Long-Term Capital Gains	-	-	-	-
Capital Loss Carry Forward	(366,726)	(1,280,712)	(23,142)	(817,351)
Post October and Other Losses	(3,156,199)	(210,921)	(296,116)	(774,470)
Unrealized Appreciation (Depreciation)	5,586,240	(48,234)	24,739	(1,124,686)

	$2,260,886	$(1,539,867)	$(294,519)	$(2,695,115)

	Growth & Income
	Fund

Undistributed Ordinary Income	$1,401
Long-Term Capital Gains	-
Capital Loss Carry Forward	(961,211)
Post October and Other Losses	(1,308,057)
Unrealized Appreciation (Depreciation)	2,968,150

	$700,283

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for grantor trusts, partnerships, Treasury Inflation Protected Securities, and C-Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of ($780), $12, ($784), and $901 for the Large/Mid Cap Value, Israel Common Values, Defensive Strategies, and Emerging Markets Funds, respectively.

Note 9 | Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Aggressive Growth Fund	$161,511
Large/Mid Cap Growth Fund	266,140
Small Cap Value Fund	102,740
Large/Mid Cap Value Fund	69,271
Strategic Growth Fund	210,011
Conservative Growth Fund	226,602

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Late Year Losses
Aggressive Growth Fund	$1,516,417
International Fund	2,983,881
Fixed Income Fund	278,349
High Yield Bond Fund	557,149
Israel Common Values Fund	320,701
Defensive Strategies Fund	3,156,199
Strategic Growth Fund	910
Conservative Growth Fund	69,514
Emerging Markets Fund	774,470
Growth & Income Fund	1,308,057

At September 30, 2016, the following capital loss carryforwards are available to offset future capital gains.

	Capital Loss Carry Forward		Year	CLCF	CLCF
Fund	Short-Term	Long-Term	Expiring	Utilized	Expired	Total
Aggressive Growth Fund	$128,846	$-	Unlimited	$-	$-	$128,846
International Fund	-	-	2016	-	2,868,555
	8,833,573	-	2017	-	-	8,833,573
	592,985	-	2018	-	-	592,985
	844,129	-	2019	-	-	844,129
	2,841,041	479,254	Unlimited		-	3,320,295
Fixed Income Fund	106,256	180,509	Unlimited	-	-	286,765
High Yield Bond Fund	776,982	-	2017	-	-	776,982
	178,903	1,115,488	Unlimited	-	-	1,294,391
Israel Common Values Fund	641,056	368,364	Unlimited	-	-	1,009,420
Defensive Strategies Fund	342,190	24,536	Unlimited	-	-	366,726
Strategic Growth Fund	1,280,712	-	2019	303,374	-	1,280,712
Conservative Growth Fund	-	23,142	Unlimited	-	-	23,142
Emerging Markets Fund	21,230	796,121	Unlimited	-	-	817,351
Growth & Income Fund	961,211	-	Unlimited	-	-	961,211

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 10 | ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Note 11 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements

Note 12 | TAX INFORMATION (Unaudited)

The Strategic and Conservative Growth Funds designate the following for federal income tax purposes for the year ended September 30, 2016.

Strategic Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$3,178	$14,159
Timothy Emerging Markets Fund	2,368	26,650
Timothy International Fund	10,509	78,998

Conservative Growth Fund	Foreign Taxes paid	Foreign Source Income

Timothy Israel Common Values Fund	$4,288	$19,105
Timothy Emerging Markets Fund	2,485	27,968
Timothy International Fund	11,142	83,755

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 26, 2016. The Trust’s Board considered, among others, the factors described below prior to approving the Agreement.

The Trustees, including the Independent Trustees, noted the Advisor’s experience in incorporating and implementing the unique, biblically-based management style that is a stated objective as set forth in the Funds’ prospectus.

To further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s compliance and operational policies and procedures, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel (there were none of either). In addition, the Board requested and received financial statements of TPL for its fiscal six-months ended December 31, 2015.

The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds.

The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying Funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income Fund, High Yield Bond Fund, and Defensive Strategies Fund TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. In reaching that determination, the Board relied on reports describing the fees paid to Westwood and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. In reaching that determination, the Board relied on reports describing the fees paid to Chartwell and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. In reaching that determination, the Board relied on reports describing the fees paid to Eagle and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

Brandes Investment Partners; Sub-Advisor to the Emerging Markets Fund.

The Sub-Advisory Agreement between the Trust, TPL and Brandes Investment Partners (“Brandes”), on behalf of the Timothy Plan Emerging Markets Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the Brandes Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Brandes in light of the services provided by Brandes. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Brandes and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Brandes. In reaching that determination, the Board relied on reports describing the fees paid to Brandes and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Brandes’s services to the Fund, including the investment performance of the Fund under Brandes’s investment management. The Board generally approved of Brandes’s performance, noting that the Fund managed by Brandes invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Brandes did not succumb to “style drift” in its management of the Funds’ assets, and that Brandes was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Brandes’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Brandes’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Brandes Sub-Advisory Agreement because Brandes was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Brandes Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Brandes Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Brandes Sub-Advisory Agreement renewal.

Delaware Management Company; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Delaware Management Company (“Delaware”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the Delaware Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Delaware in light of the services provided by Delaware. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Delaware and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Delaware. In reaching that determination, the Board relied on reports describing the fees paid to Delaware and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Delaware’s services to the Fund, including the investment performance of the Fund under Delaware’s investment management. The Board generally approved of Delaware’s performance, noting that the Fund managed by Delaware invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Delaware did not succumb to “style drift” in its management of the Fund’s assets, and that Delaware was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Delaware’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Delaware’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Delaware Sub-Advisory Agreement because Delaware was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Delaware Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s

Notes to Financial Statements

September 30, 2016 (Continued)

Timothy Plan Family of Funds

shareholders. In approving the renewal of the Delaware Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Delaware Sub-Advisory Agreement renewal.

CoreCommodity Management, LLC; Sub-Advisor to the Defensive Strategies Fund commodities sleeve.

The Sub-Advisory Agreement between the Trust, TPL and CoreCommodity Management, LLC (“Core”), on behalf of the Timothy Plan Defensive Strategies Fund commodity sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the Core Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Core in light of the services provided by Core. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Core and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Core. In reaching that determination, the Board relied on reports describing the fees paid to Core and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Core’s services to the Fund, including the investment performance of the Fund under Core’s investment management. The Board generally approved of Core’s performance, noting that the Fund managed by Core invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Core did not succumb to “style drift” in its management of the Fund’s assets, and that Core was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Core’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Core’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Core Sub-Advisory Agreement because Core was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Core Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Core Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Core Sub-Advisory Agreement renewal.

James Investment Research, Inc; Sub-Advisor to the Growth and Income Fund.

The Sub-Advisory Agreement between the Trust, TPL and James Investment Research, Inc. (“James”), on behalf of the Timothy Plan Growth and Income Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2016. The Board considered the following factors in arriving at its conclusions to renew the James Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by James in light of the services provided by James. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by James and paid out of the fees received by TPL were fair and reasonable in light of the services provided by James. In reaching that determination, the Board relied on reports describing the fees paid to James and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of James’s services to the Fund, including the investment performance of the Fund under James’s investment management. The Board generally approved of James’s performance, noting that the Fund managed by James invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that James did not succumb to “style drift” in its management of the Fund’s assets, and that James was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval James’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether James’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the James Sub-Advisory Agreement because James was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the James Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the James Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the James Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Timothy Plan, comprising Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund, and Timothy Plan Growth & Income Fund (the “Funds”), as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, including physical observation of precious metals, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund, and Timothy Plan Growth & Income Fund as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 28, 2016

Expense Examples – (Unaudited)

September 30, 2016

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,033.30	$ 8.03
Hypothetical - Class A **	$1,000.00	$1,017.10	$ 7.97
Actual - Class C *	$1,000.00	$1,028.80	$11.77
Hypothetical - Class C **	$1,000.00	$1,013.40	$11.68
Actual - Class I *	$1,000.00	$1,034.50	$ 6.76
Hypothetical - Class I **	$1,000.00	$1,018.35	$ 6.71

*

Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Class A, 2.32% for Class C and 1.33% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.33% for Class A, 2.88% for Class C and 3.45% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2016

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,026.50	$ 8.71
Hypothetical - Class A **	$1,000.00	$1,016.40	$ 8.67
Actual - Class C *	$1,000.00	$1,023.60	$ 12.50
Hypothetical - Class C **	$1,000.00	$1,012.65	$ 12.43
Actual - Class I *	$1,000.00	$1,027.60	$ 7.50
Hypothetical - Class I **	$1,000.00	$1,017.60	$ 7.47

*

Expenses are equal to the Fund’s annualized expense ratio of 1.72% for Class A, 2.47% for Class C and 1.48% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.65% for Class A, 2.36% for Class C, and 2.76% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,049.20	$ 7.68
Hypothetical - Class A **	$1,000.00	$1,017.50	$ 7.57
Actual - Class C *	$1,000.00	$1,045.20	$11.45
Hypothetical - Class C **	$1,000.00	$1,013.80	$11.28
Actual - Class I *	$1,000.00	$1,050.10	$ 6.46
Hypothetical - Class I **	$1,000.00	$1,018.70	$ 6.36

*

Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.24% for Class C and 1.26% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.92% for Class A, 4.52% for Class C, and 5.01% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,122.10	$12.68
Hypothetical - Class A **	$1,000.00	$1,013.05	$12.03
Actual - Class C *	$1,000.00	$1,117.70	$22.29
Hypothetical - Class C **	$1,000.00	$1,003.95	$21.09
Actual - Class I *	$1,000.00	$1,123.10	$14.38
Hypothetical - Class I **	$1,000.00	$1,011.45	$13.63

*

Expenses are equal to the Fund’s annualized expense ratio of 2.39% for Class A, 4.21% for Class C and 2.71% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 12.21% for Class A, 11.77% for Class C, and 12.31% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2016

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,036.90	$ 5.04
Hypothetical - Class A **	$1,000.00	$1,020.05	$ 5.00
Actual - Class C *	$1,000.00	$1,032.50	$ 6.66
Hypothetical - Class C **	$1,000.00	$1,018.45	$ 6.61
Actual - Class I *	$1,000.00	$1,037.90	$ 3.36
Hypothetical - Class I **	$1,000.00	$1,021.70	$ 3.34

*

Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A, 1.31% for Class C, and 0.66% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.69% for Class A, 3.25% for Class C, and 3.79% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,036.90	$5.41
Hypothetical - Class A **	$1,000.00	$1,019.65	$5.40
Actual - Class C *	$1,000.00	$1,018.90	$9.14
Hypothetical - Class C **	$1,000.00	$1,015.95	$9.12
Actual - Class I *	$1,000.00	$1,024.20	$4.30
Hypothetical - Class I **	$1,000.00	$1,020.75	$4.29

*

Expenses are equal to the Fund’s annualized expense ratio of 1.07% for Class A, 1.81% for Class C, and 0.85% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.18% for Class A, 1.89% for Class C, and 2.42% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,083.00	$6.87
Hypothetical - Class A **	$1,000.00	$1,018.40	$6.66
Actual - Class C *	$1,000.00	$1,079.20	$10.76
Hypothetical - Class C **	$1,000.00	$1,014.65	$10.43
Actual - Class I *	$1,000.00	$1,084.30	$5.58
Hypothetical - Class I **	$1,000.00	$1,019.65	$5.40

**

Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Class A, 2.07% for Class C, and 1.07% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 8.30% for Class A, 7.92% for Class C, and 8.43% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2016

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,054.10	$7.24
Hypothetical - Class A **	$1,000.00	$1,017.95	$7.11
Actual - Class C *	$1,000.00	$1,050.30	$11.07
Hypothetical - Class C **	$1,000.00	$1,014.20	$10.88
Actual - Class I *	$1,000.00	$1,056.00	$6.01
Hypothetical - Class I **	$1,000.00	$1,019.15	$5.91

*

Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Class A, 2.16% for Class C and 1.17% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.45% for Class A, 5.03% for Class C and 5.60% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,036.80	$5.35
Hypothetical - Class A **	$1,000.00	$1,019.15	$5.30
Actual - Class C *	$1,000.00	$1,033.80	$9.15
Hypothetical - Class C **	$1,000.00	$1,016.00	$9.07

*

Expenses are equal to the Fund’s annualized expense ratio of 1.05% for Class A and 1.80% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.68% for Class A and 3.38% for Class C for the six-month period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,032.90	$5.23
Hypothetical - Class A **	$1,000.00	$1,019.85	$5.20
Actual - Class C *	$1,000.00	$1,028.90	$9.03
Hypothetical - Class C **	$1,000.00	$1,016.10	$8.97

*

Expenses are equal to the Fund’s annualized expense ratio of 1.03% for Class A and 1.78% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.29% for Class A and 2.89% for Class C for the six-month period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2016

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,070.50	$10.56
Hypothetical - Class A **	$1,000.00	$1,014.80	$10.28
Actual - Class C *	$1,000.00	$1066.60	$14.36
Hypothetical - Class C **	$1,000.00	$1,011.10	$13.98
Actual - Class I *	$1,000.00	$1,072.00	$ 9.38
Hypothetical - Class I **	$1,000.00	$1,015.95	$ 9.12

*

Expenses are equal to the Fund’s annualized expense ratio of 2.04% for Class A, 2.78% for Class C and 1.81% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 7.05% for Class A, 6.66% for Class C and 7.20% for the period of April 1, 2016, to September 30, 2016

**	Assumes a 5% return before expenses.

EMERGING MARKETS FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,105.60	$13.21
Hypothetical - Class A **	$1,000.00	$1,012.45	$12.63
Actual - Class C *	$1,000.00	$1,100.70	$17.23
Hypothetical - Class C **	$1,000.00	$1,008.60	$16.47
Actual - Class I *	$1,000.00	$1,106.60	$12.38
Hypothetical - Class I **	$1,000.00	$1,013.25	$11.83

*

Expenses are equal to the Fund’s annualized expense ratio of 2.51% for Class A, 3.28% for Class C and 2.35% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 10.56% for Class A, 10.07% for Class C and 10.66% for Class I for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2016	9/30/2016	4/1/2016 through 9/30/2016
Actual - Class A *	$1,000.00	$1,022.70	$8.14
Hypothetical - Class A **	$1,000.00	$1,016.95	$8.12
Actual - Class C *	$1,000.00	$1,018.30	$11.91
Hypothetical - Class C **	$1,000.00	$1,013.20	$11.88
Actual - Class I ***	$1,000.00	$1,024.20	$6.88
Hypothetical - Class I **	$1,000.00	$1,018.20	$6.86

*

Expenses are equal to the Fund’s annualized expense ratio of 1.61% for Class A, 2.36% for Class C and 1.36% for Class I , which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.27% for Class A, 1.83% for Class C and 2.42% for Class I, for the period of April 1, 2016, to September 30, 2016.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally*	Chairman and President	Indefinite; Trustee and President since 1994	13
1055 Maitland Center Commons Maitland, FL			Other Directorships Held by Trustee
	Principal Occupation During Past 5 Years
Born: 1942

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1055 Maitland Center	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
Commons Maitland, FL			Other Directorships Held by Trustee
Principal Occupation During Past 5 Years
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons Maitland, FL			Other Directorships Held by Trustee
	Principal Occupation During Past 5 Years
Born: 1956

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

			None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

Officers and Trustees of the Trust

(Unaudited)(Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1948

Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA. Former Secretary of State for the State of Ohio.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Retired founder of Copeland & Covert, Attorneys at Law; B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami. Associate Professor Stetson University for past 39 years.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1947

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1946

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

None

Officers and Trustees of the Trust

(Unaudited)(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder	Trustee	Indefinite; Trustee since 2005	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1950

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

None

Officers and Trustees of the Trust

(Unaudited)(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson	Trustee	Indefinite; Trustee since 2000	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1960

Director of Steward Leadership and Professor in Residence at Shorter University. Former Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross	Trustee, Vice Chairman	Indefinite; Trustee since 2004	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1951

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague	Trustee	Indefinite; Trustee since 2011	13
1055 Maitland Center Commons Maitland, FL			Other Directorships
	Principal Occupation During Past 5 Years		Held by Trustee
Born: 1973	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you • Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-
information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

    Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

BOARD OF TRUSTEES
Arthur D. Ally
Kenneth Blackwell
Joseph E. Boatwright
Rick Copeland
Deborah Honeycutt
Bill Johnson
John C. Mulder
Charles E. Nelson
Scott Preissler
Alan Ross
Mathew D. Staver
Patrice Tsague
OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary
INVESTMENT ADVISOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751
DISTRIBUTOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751
TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright St., Suite 2
Omaha, NE 68130
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
LEGAL COUNSEL
David Jones & Assoc., P.C.
18630 Crosstimber
San Antonio, TX 78258

HEADQUARTERS
The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751

For additional information or a prospectus, please call: 1-800-846-7526 Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

(800) 846-7526 www.timothyplan.com invest@timothyplan.com SHAREHOLDER SERVICES Gemini Fund Services, LLC 17605 Wright St., Suite 2 Omaha, NE 68130 (800) 662-0201

Item 2. Code of Ethics.

(a)              As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)              For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)              Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)              Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)              Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)              Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)              The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2016	$170,900
FY 2015	$168,900
FY 2014	$168,400,

(b)	Audit-Related Fees

The Timothy Plan		Registrant		Adviser
FY 2016	$0		$0
FY 2014	$0		$0
FY 2015	$0		$0

  Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

Nature of the     preparation of the 1120 RIC

fees:

(d)	All Other Fees

Registrant
The Timothy Plan
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0	%
Tax Fees:	0	%
All Other Fees:	0	%

(f)              During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)              The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser
FY 2016	$ 0	$0
FY 2015	$ 0	$0
FY 2014	$ 0	$0
(h)              Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.    Not applicable.

Item 6.  Schedule of Investments.    Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.    Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)              Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)              There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	12/7/2016